THE PHOENIX EDGE SERIES FUND
                                101 Munson Street
                                  P.O. Box 942
                      Greenfield, Massachusetts 01302-0942
                        Telephone Number: (800) 447-4312
                        c/o Variable Products Operations
                           Phoenix Home Life Companies

                       Statement of Additional Information
                                 October 10, 1995



This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Accordingly, this Statement should be read together with the Trust's current Prospectus, dated May 1, 1995, as supplemented October 10, 1995, or dated October 10, 1995, which may be obtained by calling Variable Products Operations of Phoenix Home Life Companies, at (800) 447-4312, or by writing to Variable Products Operations at 101 Munson Street, P.O. Box 942, Greenfield, Massachusetts 01302-0942.



                                ----------------
                               Table of Contents*

                                                             Page

The Phoenix Edge Series Fund (2-1)                             2

Investment Policies (2-9)                                      2

Investment Restrictions (2-17)                                 9

Portfolio Turnover (2-18)                                     10

Management of the Trust (2-17)                                11

The Investment Advisers (2-17)                                16

Brokerage Allocation (2-18)                                   17

Determination of Net Asset Value (2-20)                       17

Investing In the Trust (2-20)                                 18

Redemption of Shares (2-21)                                   18

Taxes (2-21)                                                  18

Custodian (2-21)                                              19

Independent Accountants                                       19

Financial Statements                                          19

*Numbers in parentheses are cross-references to related sections of the Prospectus.

THE PHOENIX EDGE SERIES FUND

The Phoenix Edge Series Fund (formerly "The Big Edge Series Fund") (the "Trust") is an open-end investment company as defined in the Investment Company Act of 1940. It was formed on February 18, 1986 as a Massachusetts business trust and commenced operations on December 5, 1986. The Phoenix Home Life Variable Accumulation Account is a separate account of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") created on June 21, 1982. The Phoenix Home Life Variable Universal Life Account is a separate account of Phoenix Home Life created on June 17, 1985. The PHL Variable Accumulation Account is a separate account of PHL Variable Insurance Company ("PHL Variable") formed on December 7, 1994. The executive offices of the Accounts, Phoenix Home Life and PHL Variable are located at One American Row, Hartford, Connecticut. The Accounts own the majority of the shares of the Trust.

INVESTMENT POLICIES

The investment objectives and policies of each Series are described in the "Investment Objectives and Policies" section of the Prospectus. The following specific policies supplement the information contained in that section of the Prospectus.

Money Market Instruments

Certain money market instruments used extensively by the Money Market and Total Return Series are described below. They may also be used by the International and Real Estate Series and may be used by the other Series to a very limited extent to invest otherwise idle cash or on a temporary basis for defensive purposes.

Repurchase Agreements. Repurchase Agreements are agreements by which a Series purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the Investment Company Act of 1940, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. In fact, such a transaction is a loan of money to the seller of the securities.

A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the account of the custodian of the Trust maintained in a central depository or book-entry system or by physical delivery of the securities to the Trust's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within seven days.

Even though repurchase transactions usually do not impose market risks on the purchasing Series, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the Series might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

U.S. Government Obligations. Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to seven years, and Treasury bonds generally have maturity of greater than five years.

Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Securities issued or guaranteed by the Export-Import Bank of the United States, Farmer's Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration and Small Business Administration are supported by the full faith and credit of the U.S. Treasury. Securities issued or guaranteed by Federal National Mortgage Association and Federal Home Loan Banks are supported by the right of the issuer to borrow from the Treasury. Securities issued or guaranteed by the other agencies or instrumentalities listed above are supported only by the credit of the issuing agency.

Certificates of Deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

Bankers' Acceptances. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

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
All of the Money Market Series' investments will mature in 397 days or less and will have a weighted average age of not more than 90 days. By limiting the maturity of its investments, the Series seeks to lessen the changes in the value of its assets caused by market factors. This Series, consistent with its investment objective, will attempt to maximize yield through portfolio trading. This may involve selling portfolio instruments and purchasing different instruments to take advantage of disparities of yields in different segments of the high grade money market or among particular instruments within the same segment of the market. It is expected that the Series' portfolio transactions will be generally with issuers or dealers in money market instruments acting as principal. Accordingly, this Series will normally not pay any brokerage commissions.

The value of the securities in the Money Market Series' portfolio can be expected to vary inversely to changes in prevailing interest rates, with the amount of such variation depending primarily on the period of time remaining to maturity of the security. Long-term obligations may fluctuate more in value than short-term obligations. If interest rates increase after a security is purchased, the security, if sold, could be sold at a loss. On the other hand, if interest rates decline after a purchase, the security, if sold, could be sold at a profit. If, however, the security is held to maturity, no gain or loss will be realized as a result of interest rate fluctuations, although the day-to-day valuation of the portfolio could fluctuate. Substantial withdrawals of the amounts held in the Money Market Series could require it to sell portfolio securities at a time when a sale might not be favorable. The value of a portfolio security may also be affected by other factors, including factors bearing on the credit-worthiness of its issuer. A more detailed discussion of amortized cost is contained under "Determination of Net Asset Value".

Total Return Series: Market Segment Investments and Trading

Market Segment Investments. The Total Return Series seeks to achieve its investment objective by investing in the three market segments of stocks, bonds, and money market instruments described below.

(1) Stock -- common stocks and other equity-type securities such as preferred stocks, securities convertible into common stock and warrants;

(2) Bonds -- bonds and other debt securities with maturities generally exceeding one year, including:

(a) publicly offered straight debt securities having a rating within the four highest grades as determined by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Corporation (AAA, AA, A or BBB) or, if unrated, those publicly offered straight debt securities which are judged by the Account to be of equivalent quality to securities so rated;

(b) obligations issued, sponsored, assumed or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities;

(c) obligations (payable in U.S. dollars) issued or guaranteed as to principal and interest by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, provided such obligations have a rating within the highest grades as determined by Moody's (Aaa, Aa or A) or Standard & Poor's (AAA, AA or A) and do not exceed 25% of the Total Return Series' total assets; and

(d) publicly offered straight debt securities issued or guaranteed by a national or state bank or bank holding company (as defined in the Federal Bank Holding Company Act, as amended) having a rating within the three highest grades as determined by Moody's (Aaa, Aa or A) or Standard & Poor's (AAA, AA or A), and certificates of deposit of such banks.

(3) Money Market -- money market instruments and other debt securities with maturities generally not exceeding one year, including:

(a) those money market instruments described in this Statement of Additional Information; and

(b) reverse repurchase agreements with respect to any of the foregoing obligations. Reverse repurchase agreements are agreements in which the Series, as the seller of the securities, agrees to repurchase them at an agreed time and price. This transaction constitues a borrowing of money by the seller of the securities. The Series will maintain sufficient funds in a segregated account with its Custodian to repurchase securities pursuant to any outstanding reverse repurchase agreement. The Series is required to maintain at all times asset coverage of at least 300% for all obligations under reverse repurchase agreements.

Trading. In order to achieve the Series' investment objective, the timing and amounts of purchases and sales of particular securities and particular type of securities (i.e. common stock, debt, money market instruments) will be of significance. As a result, the Total Return Series intends to use trading as a means of managing the portfolio of the Series in seeking to achieve its investment objective. Trading is used primarily in anticipation of, or in response to, market developments or to take advantage of yield disparities. The Investment Adviser will engage in trading when it believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether these goals will be achieved through trading depends on the Investment Adviser's ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations. Such trading places a premium on the Investment Adviser's ability to obtain relevant information, evaluate it properly and take advantage of its evaluations by completing transactions on a favorable basis. If the Investment Adviser's evaluations and expectations prove to be incorrect, the Series' income or capital appreciation may be reduced and its capital losses may be increased. Portfolio trading involves transaction costs, but, as explained above, will be engaged in when the Investment Adviser believes that the result of the trading, net of transaction costs, will benefit the Series. Purchases and sales of securities will be made, whenever necessary in the Investment Adviser's view, to achieve the total return investment objective of the Series without regard to the resulting brokerage costs.

In addition to the traditional investment techniques for purchasing and selling, and engaging in trading, the Total Return Series may enter into financial futures and options contracts.

Financial Futures and Related Options

Total Return Series. The Total Return Series may enter into financial futures contracts for the purchase or sale of debt obligations which are traded on exchanges that are licensed and regulated by Commodity Futures Trading Commission.

A futures contract on a debt obligation is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of obligations having a standard face value and rate of return. By entering into a futures contract for the purchase of a debt obligation, the Series will legally obligate itself to accept delivery of the underlying security and pay the agreed price. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case such positions will be valued by or under the direction of the Board of Trustees of the Trust.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or loss. While futures positions taken by the Series would usually be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for it to do so.

The purpose of hedging in debt obligations is to establish more certainty than would otherwise be possible in the effective rate of return on portfolio securities. The Series might, for example, take a "short" position in the futures markets by entering into contracts for the future delivery of securities held by it in order to hedge against an anticipated rise in interest rates that would adversely affect the value of such securities. When hedging of this type is successful, any depreciation in the value of securities will be substantially offset by appreciation in the value of the futures position. On the other hand, the Series might take a "long" position by entering into contracts for the future purchase of securities. This could be done when the Series anticipated the future purchase of particular debt securities but expects the rate of return then available in the securities market to be less favorable than rates that are currently available in the futures markets.

The Total Return Series will incur brokerage fees in connection with its financial futures transactions, and will be required to deposit and maintain funds with its custodian in its own name as margin to guarantee performance of its future obligations.

While financial futures would be traded to reduce certain risks, futures trading itself entails certain other risks. One risk arises because of the imperfect correlation between movements in the price of the futures contracts and movements in the price of the debt securities which are the subject of such contracts. In addition, the market price of futures contracts may be affected by certain factors, such as the closing out of futures contracts by investors through offsetting transactions, margin, deposit and maintenance requirements, and the participation of speculators in the futures market. Another risk is that there may not be a liquid secondary market on an exchange or board of trade for a given futures contract or at a given time, and in such event it may not be possible for the Series to close a futures position. Finally, successful use of futures contracts by the Series is subject to the Investment Adviser's ability to predict correctly movements in the direction of interest rates and other factors affecting the market for debt securities. Thus, while the Series may benefit from the use of such contracts, the operation of these risk factors may result in a poorer overall performance for the Series than if it had not entered into any futures contract.

The Total Return Series is required to maintain at all times an asset coverage of at least 300% for all of its borrowings, which include obligations under any financial futures contract on a debt obligation or reverse repurchase agreement. In addition, immediately after entering into a futures contract for the receipt or delivery of a security, the value of the securities called for by all of the Series' futures contracts (both for receipts and delivery) will not exceed 10% of its total assets. A futures contract for the receipt of a debt obligation will be offset by cash, cash equivalents or liquid high quality debt obligations held in a segregated account with the custodian bank for the Series in an amount sufficient to cover the cost of purchasing the obligation.

International Series. The International Series may enter into financial futures contracts and related options as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase or in the exchange rate of foreign currencies. Hedging is the initiation of an offsetting position in the futures market which is intended to minimize the risk associated with a positions' underlying securities in the cash market.

Financial futures contracts consist of interest rate futures contracts, foreign currency futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A foreign currency futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the foreign currency called for in the contract at a specified future time and at a specified price. A securities index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities so included. A securities index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

The Series may purchase and sell financial futures contracts which are traded on a recognized exchange or board of trade and may purchase or exchange board-traded put and call options on financial futures contracts.

The Series will engage in transactions in financial futures contracts and related options only for hedging purposes and not for speculation. In addition, it will not purchase or sell any financial futures contract or related option if, immediately thereafter, the sum of the cash or U.S. Treasury bills committed with respect to its existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of its total assets. At the time of the purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. Government securities or other appropriate liquid high-grade debt obligations equal to the market value of the futures contract, minus the initial margin deposit with respect thereto, will be deposited in a segregated account with the Trust's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Series may enter into financial futures contracts and related options may also be limited by requirements of the Internal Revenue Code of 1986 for qualification as a regulated investment company.

Engaging in transactions in financial futures contracts involves certain risks, such as the possibility of an imperfect correlation between futures market prices and cash market prices and the possibility that the Adviser or Subadviser could be incorrect in its expectations as to the direction or extent of various interest rate movements or foreign currency exchange rates, in which case the Series' return might have been greater had hedging not taken place. There is also the risk that a liquid secondary market may not exist. The risk in purchasing an option on a financial futures contract is that the Series will lose the premium it paid. Also, there may be circumstances when the purchase of an option on a financial futures contract would result in a loss to the Series while the purchase or sale of the contract would not have resulted in a loss.

Options

Bond, Money Market, Growth, Balanced and Total Return Series:

Writing Covered Call Options. The Bond, Money Market, Growth, Balanced and Total Return Series may write (sell) covered call options on securities owned by them, including securities into which convertible securities are convertible, provided that such call options are listed on a national securities exchange.

A call option gives the holder the right to buy a security at a specified price (the exercise price) for a stated period of time. Prior to the expiration of the option, the seller of the option has an obligation to sell the underlying security to the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised. The seller of the call option receives a cash payment (premium) at the time of sale, which premium is retained by the seller whether or not the option is exercised. The premium represents consideration to the seller for undertaking the obligations under the option contract and thereby foregoing the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except insofar as the premium represents such a profit).

A call option may be purchased to terminate a call option previously written. The premium paid in connection with the purchase of a call option may be more than, equal to or less than the premium received upon writing the call option which is being terminated.

When a Series writes a covered call option, an amount equal to the premium received by it is included in assets of the Series offset by an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. Market value is the last sale price of the options on the exchange on which it is traded, or in absence of a sale, the mean between last bid and offer prices. If an option which the Series has written either expires or if the Series enters into a closing purchase transaction, the Series realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished.

In order to maintain its qualification as a regulated investment company under Subchapter M of the Internal Revenue Code, the Trust intends to limit gains from the sale of securities held or deemed held for less than three months to less than 30% of annual gross income. Accordingly, the Trust may be restricted in the selling of securities which have been held less than three months, in the writing of options on securities into which convertible securities are convertible, in the writing of options on securities which have been held for six months or less, in the writing of options which expire in less than three months and in purchasing options to terminate options which it wrote within the preceding three months. In this regard, the Trust can minimize the possibility of a suspended holding period for purposes of the 30 percent rule to the extent the Trust limits its covered call writing to options with more than 30 days to expiration that are not "deep in the money" and that satisfy certain other requirements such that they will constitute "qualified covered call options" as defined in Section 1092(c)(4)(B) of the Code, as recently enacted.

An option is generally considered to be "in the money" if the striking price under the option is less than the currently prevailing price of the stock covered by the option so that there is a built-in discount or intrinsic value to the option. Section 1092(c)(4) of the Internal Revenue Code sets forth complex rules defining options which are "deep in the money". These rules vary in their application depending upon the prevailing stock price and the stock price under option contracts available in the market, but are designed to provide objective rules to classify as "deep in the money" options those options whose primary value is attributable to their built-in discount or intrinsic value.

Premium income earned with respect to a qualified covered call option contract which lapses or gain or loss from such an option contract which is closed out (other than by exercise) generally will be short-term capital gain or loss. Further, gain or loss with respect to the exercise of such an option contract generally will be short-term or long-term depending upon the actual or deemed holding period of the underlying security. However, any loss realized from writing a "qualified covered call option" which has a strike price that is less than the applicable security price as defined in Section 1092(c)(4)(G) of the Code will be treated as a long-term capital loss, if gain from the sale of the underlying security at the time the loss is realized would be long-term capi-

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
tal gain. Also, with respect to such options, the holding period of the underlying security will not include any period during which the Trust has a written option outstanding.

Buying Call and Put Options. The Total Return and Balanced Series may buy national exchange-traded call and put options on equity and debt securities and on various stock market indexes. The Money Market, Growth and Bond Series may only purchase a call option to terminate a call option previously written. (See "Writing Covered Call Options" above for a description of call options).

A put option on equity or debt securities gives the holder the right to sell such a security at a specified price (the exercise price) for a stated period of time. Prior to the expiration of the option, the seller of the option has an obligation to buy the underlying security from the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised.

Call and put options on stock market indexes operate the same way as call and put options on equity or debt securities except that they are settled in cash. In effect, the holder of a call option on a stock market index has the right to buy the value represented by the index at a specified price for a stated period of time. Conversely, the holder of a put option on a stock market index has the right to sell the value represented by the index for a specified price for a stated period of time. To be settled in cash means that if the option is exercised, the difference in the current value of the stock market index and the exercise value must be paid in cash. For example, if a call option was bought on the XYZ stock market index with an exercise price of $100 (assuming the current value of the index is 110 points, with each point equal to $1.00), the holder of the call option could exercise the option and receive $10 (110 points minus 100 points) from the seller of the option. If the index equals 90 points, the holder of the option receives nothing.

The seller of an option receives a cash payment (premium) at the time of sale, which premium is retained by the seller whether or not the option is exercised. The premium represents consideration to the seller for undertaking the obligation under the option contract. In the case of call options, the premium compensates the seller for the loss of the opportunity to profit from any increase in the value of the security or the index. The premium to a seller of a put option compensates the seller for the risk assumed in connection with a decline in the value of the security or index.

The Total Return and Balanced Series may close an open call or put option position by selling a call option, in the case of an open call position, or a put option, in the case of an open put option, which is the same as the option being closed. The Series will receive a premium for selling such an option. The premium received may be more than, equal to or less than the premium paid by the Series when it bought the option which is being closed.

Immediately after entering into an opening option position the total value of all open option positions based on exercise price will not exceed ten percent (10%) of the Total Return or Balanced Series' total assets. The premium paid by the Series for the purchase of a call or a put option and the expiration or closing sale transaction with respect to such options are treated in a manner analogous to that described above, except there is no liability created to the Series. The premium paid for any such option is included in assets and marked to the market value on a current basis. If the options expire the Series will realize a short-term loss on the amount of the cost of the option. If a purchased put or call option is closed out by the Series entering into a closing sale transaction, the Series will realize a short-term gain or loss, depending upon whether the sale proceeds from the closing sale transaction are greater or less than cost of the put or call option.

International Series. In furtherance of its objectives, the International Series may write covered call options and purchase call and put options on securities. In addition, the Series may write secured put options and enter into option transactions on foreign currency.

Writing (Selling) Call and Put Options. A call option on a security or a foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to buy the underlying security or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a call option has the obligation to sell the underlying security or foreign security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash. A call option may be terminated by the writer (seller) by entering into a closing purchase transaction in which it purchases an option of the same series as the option previously written.

A put option on a security or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the options depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

The International Series may write exchange-traded call options on its securities. Call options may be written on portfolio securities and on securities indices, and on foreign currencies. The International Series may, with respect to securities and foreign currencies, write call and put options on an exchange or over the counter. Call options on portfolio securities will be covered since the Series will own the underlying securities or other securities that are acceptable for escrow at all times during the option period. Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Call options on foreign currencies and put options on securities and foreign currencies will be covered by securities acceptable for escrow. The Series may not write options on more than 50% of its total assets. Management presently intends to cease writing options if and as long as 25% of such total assets are subject to outstanding options contract.

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The Series will write call and put options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of portfolio securities or foreign currencies will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price or reduce the difference between the exercise price and market value.

During the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to the Series' ability to close out options it has written.

During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for any appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to a Portfolio's ability to close out options it has written.

Purchasing Call and Put Options, Warrants and Stock Rights. The International Series may invest up to an aggregate of 5% of its total assets in exchange-traded or over-the-counter call and put options on securities and securities indices and foreign currencies. Purchases of such options may be made for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The Series will invest in call and put options whenever, in the opinion of the Adviser or Subadviser, a hedging transaction is consistent with its investment objectives. The Series may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security or foreign currency. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold. Purchasing a call or put option involves the risk that the Series may lose the premium it paid plus transaction costs.

Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security, rather than an option writer, and they generally have longer expiration dates than call options. The International Series intends to invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the New York Stock Exchange or the American Stock Exchange.

Over-the-Counter ("OTC") Options. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. However, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and foreign currencies, and in a wider range of expiration dates and exercise prices than exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker, which information is carefully monitored or caused to be monitored by the Adviser or Subadviser and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, the International Series may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Series writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The Trust understands the position of the staff of the Securities and Exchange Commission (the "SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. Although the Subadviser has found that dealers with which they will engage in OTC options transactions are generally agreeable to and capable of entering into closing transactions, the Trust has adopted procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the International Series.

The Trust will engage in OTC options transactions only with dealers that meet certain credit and other criteria established by the Board of Trustees of the Trust. The Trust and the Adviser believe that the approved dealers present minimal credit risks to the Trust and, therefore, should be able to enter into closing transactions if necessary. The Trust currently will not engage in OTC options transactions if the amount invested by the Trust in OTC options, plus a "liquidity charge" related to OTC options written by the Trust in illiquid securities plus any other portfolio securities considered to be illiquid, would exceed 10% of the Trust's total assets. The "liquidity charge" referred to above is computed as described below.

The Trust anticipates entering into agreements with dealers to which the Trust sells OTC options. Under these agreements the Trust would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow the Trust to repurchase a specific OTC option written by the Trust, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

Foreign Currency Transactions. The value of the assets of an International Series as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Series may incur costs in connection with conversions between various currencies. A Series will conduct its foreign currency exchange transactions either on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. At the time of the purchase of a forward foreign currency exchange contract, an amount of cash, U.S. Government securities or other appropriate high-grade debt obligations equal to the market value of the contract, minus the Series' initial margin deposit with respect thereto, will be deposited in a segregated account with the Trust's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

When a Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, a Series is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The International Series may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

When the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of a Series' portfolio securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for a Series to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Series is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Series is obligated to deliver.

If the Series retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Series engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Series' entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Series would realize gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Series would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Series will have to convert holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

Zero and Deferred Coupon Debt Securities. The Bond Series may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity ("deferred coupon" obligations) or until maturity ("zero coupon" obligations). Because deferred and zero coupon bonds do not make interest payments for a certain period of time, they are purchased by the Series at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, there is a risk that the value of the Series' shares may decline more as a result of an increase in interest rates than would be the case if the Series did not invest in deferred or zero coupon bonds.

Real Estate Investment Trusts

As described in the Prospectus, the Real Estate Series intends under normal conditions to invest in real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income-producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

REITs can generally be classified as follows:

-- Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

-- Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

-- Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

REITs are like closed-end investment companies in that they are essentially holding companies which rely on professional managers to supervise their investments. A shareholder in the Real Estate Series should realize that by investing in REITs indirectly through the Series, he will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly similar expenses of underlying REITs.

Debt Securities

Up to 25% of the Real Estate Series total assets may be invested in debt securities (which include for purposes of this investment policy convertible debt securities which PRS or ABKB believes have attractive equity characteristics). The Real Estate Series may invest in debt securities rated BBB or better by Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investor Service, Inc. ("Moody's") or, if not rated, are judged to be of comparable quality as determined by PRS or ABKB. In choosing debt securities for purchase by the Portfolio, PRS will employ the same analytical and valuation techniques utilized in managing the equity portion of the Real Estate Series holdings (see "Investment Advisory and Other Services") and will invest in debt securities only of companies that satisfy PRS' investment criteria.

The value of the Real Estate Series investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase and when interest rates rise, the values of such securities can generally be expected to decrease. The lower-rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower-rated securities generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with more highly rated securities, which reflect primarily functions in general levels of interest rates.

Risks of Investment in Real Estate Securities

The Real Estate Series will not invest in real estate directly, but only in securities issued by real estate companies. However, the Portfolio may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, over-building, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.

Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly.

In addition to these risks, equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs are also subject to potential defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the Investment Company Act of 1940. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the Series to possibly fail to qualify as a regulated investment company.

INVESTMENT RESTRICTIONS

The Trust's fundamental policies as they affect any Series cannot be changed without the approval of a vote of a majority of the outstanding shares of such Series, which is the lesser of (i) 67% or more of the voting securities of such Series present at a meeting if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of such Series. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon by any Series if a majority of the outstanding voting securities of that Series votes for the approval of the proposal as provided above, notwithstanding (1) that such matter has not been approved by a majority of the outstanding securities of any other Series affected by such matter and
(2) that such matter has not been approved by a majority of the outstanding voting securities of the Trust.

The following investment restrictions are fundamental policies of the Trust with respect to all Series and may not be changed except as described above. The Trust may not:

(1) Purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate. The Real Estate Series may, however, invest in mortgage backed securities.

(2) Make loans other than loans of securities secured by cash or cash equivalents for the full value of the securities; any interest earned from securities lending will inure to the benefit of the Series which holds such securities. However, the purchase of debt securities which are ordinarily purchased by financial institutions are not considered the loaning of money.

(3) Invest in commodities or in commodity contracts or in options, provided, however, that it may write covered call option contracts; and provided further, that the Total Return and Balanced Series may enter into financial futures contracts to purchase and sell debt obligations and may buy call and put options on securities and stock market indexes; and provided further, that the International Series may purchase call and put options on securities, engage in financial futures contracts and related options transactions, write secured put options, and enter into foreign currency and foreign currency options transactions.

(4) Engage in the underwriting of securities of other issuers, except to the extent any Series may be deemed an underwriter in selling as part of an offering registered under the Securities Act of 1933 securities which it has acquired. The International Series will buy and sell securities outside the United States that are not registered with the SEC or marketable in the United States.

(5) Borrow money, except as a temporary measure where such borrowing would not exceed 25% of the market value of total assets at the time each such borrowing is made. However, the Trust may borrow money for any general purpose from a bank provided such borrowing does not exceed 10% of the net asset value of the Trust, not considering any such borrowings as liabilities. The Total Return and International Series may borrow money to the extent of financial futures transactions and reverse repurchase agreements, provided that such borrowings are limited to 33-1/3% of the value of the total assets of the Series.

(6) Invest in restricted securities in an amount greater than 10% of the value of any Series' portfolio at the time any such investment is made.

(7) Purchase securities on margin, except for short-term credits as may be necessary for the clearance of purchases or sales of securities, or to effect a short sale of any security. (The deposit of "maintenance margin" in connection with financial futures contracts is not considered the purchase of a security on margin.)

(8) Invest for the purpose of exercising control over or management of any company.

(9) Unless received as a dividend or as a result of an offer of exchange approved by the Securities and Exchange Commission or of a plan of reorganization, purchase or otherwise acquire any security issued by an investment company if the Series would immediately thereafter own (a) more than 3% of the outstanding voting stock of the investment company, (b) securities of the investment company having an aggregate value in excess of 5% of the Series' total assets, (c) securities of investment companies having an aggregate value in excess of 10% of the Series' total assets, or
    (d) together with investment companies having the same investment adviser as the Trust (and companies controlled by such investment companies), more than 10% of the outstanding voting stock of any registered closed-end investment company.

(10) (a) Invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities (other than United States government or government agency securities or in the case of the International Series, other than foreign government securities), or, with respect to the Total Return and Balanced Series, call or put options contracts and financial futures contracts of any one issuer (including repurchase agreements with any one bank); and (b) purchase more than either
     (i) 10% in principal amount of the outstanding debt securities of an issuer (the foregoing restriction being inapplicable to the Real Estate Series), or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the United States government or its agencies, bank money instruments or bank repurchase agreements. The International Series will, with respect to 75% of its assets, limit its investment in the securities of any one foreign government, its agencies or instrumentalities, to 5% of the Series' total assets.

(11) Concentrate the portfolio investments in any one industry (the foregoing restriction being inapplicable to the Real Estate Series). No security may be purchased for a Series if such purchase would cause the value of the aggregate investment in any one industry to exceed 25% of the Trust's total assets. However, the Money Market Series and Total Return Series may invest more than 25% of their assets in the banking industry. The Real Estate Series may invest not less than 75% of its assets in the real estate industry.

(12) Issue senior securities.

(13) Enter into repurchase agreements which would cause more than 10% of any Series' total assets (taken at market value) to be subject to repurchase agreements maturing in more than seven days.

PORTFOLIO TURNOVER

The portfolio turnover rate of each Series is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Series' securities (excluding all securities, including options, with maturities at the time of acquisition of one year or less). All long-term securities, including long-term U.S. Government securities, are included. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Series. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Series' shares by requirements which enable the Trust to receive certain favorable tax treatments. Based upon the formulation for calculating the turnover rate as stated above, it is anticipated that the turnover rate for the Bond Series will not generally exceed 350%; the turnover rate for the Growth Series will not generally exceed 300%; and the turnover rate for Balanced Series will not generally exceed 200%. The turnover rates for the stock and bond segments of the Balanced Series are not expected to exceed 250% and 100% respectively. It is anticipated that the turnover rate for the Total Return Series will not generally exceed 350% and that the turnover rates for the stock and bond segments of the Total Return Series will not generally exceed 350% and 200% respectively. It is anticipated that the turnover rate for the International Series will not generally exceed 150%. It is anticipated that the annual turnover rate of the Real Estate will not exceed 75%.

                             MANAGEMENT OF THE TRUST

The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Trustee is One American Row, Hartford, Connecticut 06115. On December 22, 1992, the shareholders elected to fix the number of Trustees at ten and to elect such number of Trustees. On February 15, 1995, the Trustees voted to increase the number of Trustees from ten to eleven and to appoint Lowell P. Weicker, Jr. to fill the vacancy caused by the increase. The Trustees are listed below.

                                   Position (s)                                  Principal Occupation(s)
  Name and Address                with the Trust                                  During Past Five Years
  ----------------                --------------                                 ------------------------
C. Duane Blinn                 Trustee                    Partner in the law firm of Day, Berry & Howard. Director/Trustee,
City Place                                                Phoenix Funds (1980-present). Director/Trustee, the National Affiliated
Hartford, CT 06103                                        Investment Companies (until 1993).

Robert Chesek                  Trustee                    Trustee/Director, the Phoenix Funds (1981-present) and Chairman
49 Old Post Road                                          (1989-1994). Vice President, Common Stock, Phoenix Home Life Mutual
Wethersfield, CT 06109                                    Insurance Company (1980-1994). Director/Trustee, the National
                                                          Affiliated Investment Companies (until 1993).

E. Virgil Conway               Trustee                    Director/Trustee, Phoenix Funds (1993-present). Trustee/Director,
9 Rittenhouse Road                                        Consolidated Edison Company of New York, Inc. (1970-present), Pace
Bronxville, NY 10708                                      University (1978-present), Atlantic Mutual Insurance Company
                                                          (1974-present), HRE Properties (1989-present), Greater New York
                                                          Councils, Boy Scouts of America (1985-present), Union Pacific Corp.
                                                          (1978-present), Atlantic Reinsurance Company (1986-present), Blackstone
                                                          Fund for Fannie Mae Mortgage Securities (Advisory Director)
                                                          (1989-present); Centennial Insurance Company, Josiah Macy, Jr.
                                                          Foundation, and The Harlem Youth Development Foundation. Board Member,
                                                          Metropolitan Transportation Authority (1992-present). Chairman, Audit
                                                          Committee of the City of New York (1981-present). Director/Trustee, the
                                                          National Affiliated Investment Companies (1967-1993). Director, Realty
                                                          Foundation of New York (1972-present), and the New York Housing
                                                          Development Corp. (1981-present). Former Director, New York Chamber of
                                                          Commerce and Industry (1974-1990).

Harry Dalzell-Payne            Trustee                    Director/Trustee, Phoenix Funds (1983-present). Director, Farragut
330 East 39th Street                                      Mortgage Co., Inc. (1991-1994). Director/Trustee, the National
Apt. 29G                                                  Affiliated Investment Companies (1983-1993). Consultant, The Levett
New York, NY 10016                                        Group Holding, Inc. (1989-1990). Independent real estate market consultant (1982-1990). Formerly, a Major General of the British Army.

Leroy Keith, Jr.               Trustee                    Director/Trustee, Phoenix Funds (1980-present). Chairman and Chief
Chairman and                                              Executive Officer, Carson Products Company (1995-present). Director,
Chief Executive Officer                                   Equifax Corporation (1991-present), and Keystone International Fund,
Carson Products Company                                   Inc. (1989-present). Trustee, Keystone Liquid Trust, Keystone Tax
64 Ross Road                                              Exempt Trust, Keystone Tax Free Fund, Master Reserves Tax Free Trust,
Savannah, GA 31405                                        and Master Reserves Trust. Director/Trustee, the National Affiliated
                                                          Investment Companies (until 1993). Director, Blue Cross/Blue Shield
                                                          (1989-1993) and First Union Bank of Georgia (1989-1993). President,
                                                          Morehouse College (1987-1994). Chairman and Chief Executive Officer,
                                                          Keith Ventures (1994-1995).

                                       11

*Philip R. McLoughlin          Trustee and President      Director (1994-present) and Executive Vice President and Chief
                                                          Investment Officer, Phoenix Home Life Mutual Insurance Company
                                                          (1987-present). Director/Trustee and President, Phoenix Funds
                                                          (1989-present). Director, Phoenix Investment Counsel, Inc.
                                                          (1983-present). Director (1984-present) and President (1990-present),
                                                          Phoenix Equity Planning Corporation. Director, Phoenix Re Corporation
                                                          (Delaware) (1985-present). Director, World Trust Fund (1991-present).
                                                          Director (1992-present) and President, (1992-1994), W. S. Griffith &
                                                          Co., Inc. and Townsend Financial Advisers, Inc. Director, Chairman and
                                                          Chief Executive Officer, National Securities & Research Corporation
                                                          (1993-present) and Phoenix Securities Group, Inc. (1993-present).
                                                          Director/Trustee, the National Affiliated Investment Companies (until
                                                          1993).

James M. Oates                 Trustee                    Director/Trustee, Phoenix Funds (1987-present). Managing Director, The
Managing Director                                         Wydown Group (1994-present). Director, Govett Worldwide Opportunity
The Wydown Group                                          Funds, Inc. (1991-present), Massachusetts Bankers Association
50 Congress St.                                           (1990-1993), Stifel Financial Corporation (1986-present), and Savings
Boston, MA 02109                                          Bank Life Insurance Company (1988-1994). Director/Trustee, the National
                                                          Affiliated Investment Companies (until 1993). Director (1984-1994),
                                                          President (1984-1994) and Chief Executive Officer (1986-1994), Neworld
                                                          Bank.

Philip R. Reynolds             Trustee                    Director/Trustee, Phoenix Funds (1984-present). Director, Vestaur
43 Montclair Drive                                        Securities, Inc. (1972-present). Director/Trustee, the National
West Hartford, CT 06107                                   Affiliated Investment Companies (until 1993).

Herbert Roth, Jr.              Trustee                    Director/Trustee, Phoenix Funds (1980-present). Director, Boston Edison
134 Lake Street                                           Company (1978-present), Phoenix Home Life Mutual Insurance Company
P. O. Box 909                                             (1972-present), Landauer, Inc. (medical services)(1970-present), Tech
Sherborn, MA 01770                                        Ops./Sevcon, Inc. (electronic controllers)(1987-present), Key Energy
                                                          Group (oil rig service)(198-1993), and Mark IV Industries (diversified manufacturer)(1985-present). Director/Trustee, the National Affiliated
                                                          Investment Companies (until 1993).

Richard E. Segerson            Trustee                    Director/Trustee, Phoenix Funds (1993-present). Vice President and
102 Valley Road                                           General Manager, Coats & Clark (previously Tootal American,
New Canaan, CT 06840                                      Inc.)(1991-1993). Consultant, Tootal Group (1989-1991).
                                                          Director/Trustee, the National Affiliated Investment Companies
                                                          (1983-1993).

Lowell P. Weicker, Jr.         Trustee                    Chairman, Dresing, Lierman, Weicker (1995-present). Trustee/Director,
Dresing, Lierman, Weicker                                 the Phoenix Funds (1995-present). Governor of the State of Connecticut
6931 Arlington Road                                       (1991-1995). President and Chief Executive Officer, Research! America
Suite 501                                                 (1989-1990).
Bethesda, MD 20814

---------------
* Trustees identified with an asterisk are considered to be interested persons of the Trust (within the meaning of the Investment Company Act of 1940, as amended) because of their affiliation with the Phoenix Investment Counsel,
  Inc., Phoenix Realty Securities, Inc. or Phoenix Equity Planning Corporation

Martin J. Gavin                Executive Vice             Senior Vice President, Investment Products, Phoenix Home Life Mutual
                               President                  Insurance Company (1989-present). Director and Executive Vice
                                                          President, Phoenix Equity Planning Corporation (1990-present).
                                                          Executive Vice President, Phoenix Investment Counsel, Inc.
                                                          (1991-present). Direcor and Executive Vice President, PHL Mutual Funds
                                                          Holdings, Inc. (1993-present). National Securities & Research
                                                          Corporation (1993-present). W.S. Griffith & Co., Inc. (1993-present)
                                                          and Townsend Financial Advisers, Inc. (1993-present). Director and Vice
                                                          President, PM Holdings, Inc. (1994-present). Executive Vice President, the
                                                          Phoenix Funds (1993-present). Executive Vice President, National
                                                          Affiliated Investment Companies (until 1993).

                                       12


Michael E. Haylon              Executive Vice President   Senior Vice President, Securities Investments, Phoenix Home Life Mutual
                                                          Insurance Company (1993-present). Director and Executive Vice President
                                                          (1994-present), Vice President (1993-1994), National Securities &
                                                          Research Corporation. Vice President, Phoenix Multi-Sector Fixed Income
                                                          Fund (1993-present), Phoenix Series Fund (1990-present) and Director
                                                          (1994-present) and Vice President (1991-present), Phoenix Investment
                                                          Counsel, Inc. Managing Director, Aetna Bond Investors (1989-1990). Vice
                                                          President, Aetna Capital Management (1986-1990). Various other positions with Phoenix Home Life Mutual Insurance Company (1990-1993).

William J. Newman              Senior Vice President      Vice President, Common Stock and Chief Investment Strategist, Phoenix
                                                          Home Life Mutual Insurance Company (1995-present). Senior Vice
                                                          President, Phoenix Multi-Protfolio Fund and Phoenix Total Return Fund,
                                                          Inc. (1995-present). Executive Vice President, Phoenix Investment
                                                          Counsel, Inc. (1995-present). Chief Investment Strategist, Kidder,
                                                          Peabody Co., Inc. (1993-1994). Managing Director, Equities, Bankers
                                                          Trust (1991-1993) and McKay Shields (1988-1990).

Patricia A. Bannan             Vice President             Vice President, Common Stock, Phoenix Home Life Mutual Insurance
                                                          Company (1992-present). Vice President, Phoenix Series Fund
                                                          (1987-present). Director (1993-present) and President (1992-present),
                                                          Phoenix Investment Counsel, Inc. Director (1994-present) and Executive
                                                          Vice President (1993-present), National Securities & Research
                                                          Corporation. Various positions with Phoenix Home Life Mutual Insurance
                                                          Company (1982-1992).

Curtiss O. Barrows             Vice President             Portfolio Manager, Public Bonds, Phoenix Home Life Mutual Insurance
                                                          Company (1991-present). Vice President, Phoenix Series Fund
                                                          (1985-present) and Phoenix Investment Counsel, Inc. (1991-present).
                                                          Vice President, National Securities & Research Corporation
                                                          (1993-present). Various other positions with Phoenix Home Life Mutual
                                                          Insurance Company (1985-1991).

Mary E. Canning                Vice President             Associate Portfolio Manager, Common Stock, Phoenix Home Life Mutual
                                                          Insurance Company (1989-present). Vice President, Phoenix Series Fund
                                                          (1987-present) and Phoenix Investment Counsel, Inc. (1991-present).
                                                          Various other positions with Phoenix Home Life Mutual Insurance Company
                                                          (1982-1989).

James M. Dolan                 Vice President             Vice President and Compliance Officer (1994-present) and Assistant
100 Bright Meadow Blvd.                                   Secretary (1981-present), Phoenix Equity Planning Corporation. Vice
P.O. Box 2200                                             President, Phoenix Funds (1989-present). Vice President (1991-present),
Enfield, CT 06083-2200                                    Assistant Clerk and Assistant Secretary (1982-present), Phoenix
                                                          Investment Counsel, Inc. Vice President and Compliance Officer,
                                                          Assistant Secretary (1994-present), Assistant Vice President
                                                          (1993-1994), National Securities & Research Corporation. Vice
                                                          President, the National Affiliated Investment Companies (until 1993).
                                                          Various other positions with Phoenix Equity Planning Corporation
                                                          (1978-1994).

Jeanne H. Dorey                Vice President             Portfolio Manager, International, Phoenix Home Life Mutual Insurance
                                                          Company. Vice President National Securities & Research Corporation,
                                                          Phoenix Multi-Portfolio Fund, Phoenix Investment Counsel, Inc. and
                                                          Phoenix Worldwide Opportunities Fund (1993-present).

Christopher J. Kelleher        Vice President             Portfolio Manager, Public Bonds, Phoenix Home Life Mutual Insurance
                                                          Company (1991-present). Vice President, National Securities & Research
                                                          Corporation (1993-present), Phoenix Series Fund (1989-present) and
                                                          Phoenix Investment Counsel, Inc. (1991-present). Various other positions with Phoenix Home Life Mutual Insurance Company (1983-1991).

                                       13

William R. Moyer               Vice President             Vice President, Investment Products Finance, Phoenix Home Life Mutual
100 Bright Meadow Blvd.                                   Insurance Company (1990-present). Senior Vice President, Finance, and
P.O. Box 2200                                             Treasurer (1994-present), Phoenix Equity Planning Corporation
Enfield, CT 06083-2200                                    (1990-present) and Phoenix Investment Counsel, Inc. (1990-present).
                                                          Vice President, Phoenix Funds (1990-present). Senior Manager, Price
                                                          Waterhouse (1983-1990). Vice President, the National Affiliated
                                                          Investment Companies (until 1993). Senior Vice President, Finance,
                                                          Phoenix Securities Group, Inc. (1993-present). Senior Vice President,
                                                          Finance (1993-present) and Treasurer (1994), National Securities &
                                                          Research Corporation (1993-present). Senior Vice President and Chief
                                                          Financial Officer (1993-present) and Treasurer (1994-present), Townsend
                                                          Financial Advisers, Inc. and W. S. Griffith & Co., Inc.

Scott C. Noble                 Vice President             President, Phoneix Realty Group, Inc. (1995-present). Senior Vice
                                                          President, Real Estate, Phoenix Home Life Mutual Insurance Company
                                                          (1993-present). Director and Executive Vice President, Phoenix Real
                                                          Estate Securities, Inc. (1993-present). Vice President, Phoenix
                                                          Multi-Portfolio Fund (1994-present) and The Phoenix Edge Series Fund
                                                          (1995-present). Director (1991-present) and President (1993-present),
                                                          Phoenix Founders, Inc. Director and President Phoenix Realty Group,
                                                          Inc. (1994-present). Director, Phoenix Realty Advisors, Inc.
                                                          (1991-present). Director, President and Chief Executive Officer
                                                          (1994-present)., Phoenix Realty Investors, Inc. Various other positions with Phoenix Home Life Insurance Company (1991-1993).

C. Edwin Riley, Jr.            Vice President             Vice President, Phoenix Total Return Fund, Inc., and The Phoenix Edge
                                                          Series Fund(1995-present). Portfolio Manager, Phoenix Home Life Mutual
                                                          Insurance Company (1995-present). Sr. Vice President and Director of
                                                          Equity Management for Nationsbank Investment Management (1988-1995).

Amy L. Robinson                Vice President             Managing Director, Securities Administration, Phoenix Home Life Mutual
                                                          Insurance Company (1991-present). Vice President, National Securities &
                                                          Research Corporation (1993-present), Phoenix Series Fund (1989-present)
                                                          and Phoenix Investment Counsel, Inc. (1992-present). Various other positions with Phoenix Home Life Mutual Insurance Company (1979-1991).

Barbara Rubin                  Vice President             Managing Director, Real Estate, Phoenix Home Life Mutual Insurance
                                                          Company (1992-present). Vice President, Phoenix Multi-Portfolio Fund
                                                          (1994-present) and The Phoenix Edge Series Fund (1995-present). Second
                                                          Vice President, Real Estate, Phoenix Home Life Mutual Insurance Company
                                                          (1986-1992). Vice President (1991-present) 238 Columbus Bld. Inc.
                                                          Director (1988-present) and Vice President (1993-present), Phoenix
                                                          Founders, Inc. Vice President (1993-present) Phoenix Real Estate
                                                          Securities, Inc. Director and President (1987-present) Phoenix Realty
                                                          Advisors, Inc. Executive Vice President (1994-1995) Phoenix Realty
                                                          Securities, Inc. President (1995-present) Phoenix Realty Securities, Inc.

Leonard J. Saltiel             Vice President             Vice President, Investment Operations, Phoenix Home Life Mutual
100 Bright Meadow Blvd.                                   Insurance Company (1994-present). Senior Vice President, Phoenix Equity
P.O. Box 2200                                             Planning Corporation (1994-present). Vice President, Phoenix Funds
Enfield, CT 06083-2200                                    (1994-present). Vice President, National Securities & Research
                                                          Corporation (1994-present). Various positions with Home Lofe Insurance
                                                          Company and Phoenix Home Life Mutual Insurance Company (1987-1994).

Dorothy J. Skaret              Vice President             Director, Public Fixed Income, Phoenix Home Life Mutual Insurance
                                                          Company (1991-present). Vice President, National Securities & Research
                                                          Corporation (1993-present), Phoenix Series Fund (1990-present) and
                                                          Phoenix Investment Counsel, Inc. (1991-present). Various other positions with Phoenix Home Life Mutual Insurance Company (1986-1991).

                                       14


James D. Wehr                  Vice President             Managing Director, Public Fixed Income, Phoenix Home Life Mutual
                                                          Insurance Company (1991-present). Vice President, National Securities &
                                                          Research Corporation (1993-present), Phoenix California Tax Exempt Bond
                                                          Fund Inc., (1993-present), Phoenix Multi-Portfolio Fund (1988-present),
                                                          Phoenix Series Fund (1990-present) and Phoenix Investment Counsel, Inc.
                                                          (1991-present). Various other positions with Phoenix Home Life Mutual
                                                          Insurance Company (1981-1991).

John T. Wilson                 Vice President             Portfolio Manager, Common Stock, Phoenix Home Life Mutual Insurance
                                                          Company (1990-present). Vice President, Phoenix Multi-Portfolio fund,
                                                          Phoenix Worldwide Opportunities Fund and National Securities and
                                                          Research Corporation (1994-present).

Nancy G. Curtiss               Treasurer                  Second Vice President and Treasurer, Fund Accounting, Phoenix Home Life
                                                          Mutual Insurance Company (1994-present). Treasurer, Phoenix Funds
                                                          (1994-present). Vice President, Fund Accounting, Phoenix Equity
                                                          Planning Corporation (1994-present). Various positions with Phoenix
                                                          Home Life Insurance Company (1987-1994).

G. Jeffrey Bohne               Secretary                  Vice President and General Manager, Phoenix Home Life Mutual Insurance
101 Munson Street                                         Company (1993-present). Vice President, Home Life of New York Insurance
Greenfield, MA 01301                                      Company (1984-1992). Vice President, Transfer Agent Operations, Phoenix
                                                          Equity Planning Corporation (1993-present). Secretary, the Phoenix
                                                          Funds, (1993-present).

No person listed in the foregoing table has any immediate family relationship with any other person listed in the table.

At December 31, 1994, the Trustees and officers as a group owned none of the then outstanding shares of the Trust.

For services rendered to the Trust during the fiscal year ended December 31, 1994, the Trustees received an aggregate of $81,162 from the Trust as Trustees' fees. For his services on the Boards of the Phoenix Funds, each Trustee who is not a full-time employee of the Advisers or any of its affiliates currently receives a retainer at the annual rate of $30,000 and $2,000 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Trust receives a retainer at the annual rate of $1,000 and $1,000 per joint Executive Committee meeting attended. For the Fund alone, each Trustee who is not a full-time employee of the Adviser or any of its affiliates receives for his services a retainer at the annual rate of $3,000 and a fee of $200 per meeting attended; each Trustee who serves on the Audit Committee of the Fund receives a retainer at the annual rate of $200 and $200 per Audit Committee meeting attended. The current members of the Audit Committee are Messrs. Blinn, Conway, Oates, Roth, Segerson and Weicker. Each Trustee who serves on the Executive Committee and who is not an interested person of the Trust receives a retainer at the annual rate of $100 and $1,000 per joint Executive Committee meeting attended. Trustees and officers are compensated for their services by Phoenix Home Life and receive no compensation from the Trust.

For the Fund's last fiscal Year, the Trustees received the following compensation:

                                               Pension or                          Total Compensation
                              Aggregate   Retirement Benefits   Estimated Annual   from Fund and Fund
                            Compensation    Accrued as Part      Benefits Upon     Complex (10 Funds)
           Name               from Fund     of Fund Expenses       Retirement       Paid to Trustees
           ----             ------------  -------------------   ----------------   ------------------
C. Duane Blinn                 $2,000*                                                   $50,000
Robert Chesek                  $1,600                                                    $40,000
E. Virgil Conway               $2,080                                                    $52,000
Harry Dalzell-Payne            $1,680                                                    $42,000
Leroy Keith, Jr.               $1,680           None for             None for            $42,000
Philip R. McLoughlin               $0         any Trustee          any Trustee                $0
James M. Oates                 $2,000                                                    $50,000
Philip R. Reynolds             $1,680                                                    $42,000
Herbert Roth, Jr.              $2,160*                                                   $54,000
Richard E. Segerson            $2,000                                                    $50,000

* This compensation (and the earnings thereon) was deferred to the Trustees Deferred Compensation Plan.

THE INVESTMENT ADVISERS

The Trust has entered into Investment Advisory Agreements ("Agreements") with Phoenix Investment Counsel, Inc. ("PIC") and Phoenix Realty Securities ("PRS") whose offices are located at One American Row, Hartford, Connecticut 06115.

Phoenix Home Life is in the business of writing ordinary and group life and health insurance and annuities. At December 31, 1994, Phoenix Home Life had total assets of approximately $12 billion and net insurance in force of approximately $60.6 billion. PHL Variable writes variable annuities, and at December 31, 1994 had total assets of approximately $9.7 million. Phoenix Equity Planning Corporation ("PEPCO") performs bookkeeping and pricing and administrative services for the Trust. It also provides bookkeeping and pricing services to other investment companies advised by PIC and PRS. PEPCO is registered as a broker-dealer in fifty states. The executive offices of Phoenix Home Life are located at One American Row, Hartford, Connecticut 06115 and the principal offices of Equity Planning are located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. All of the outstanding stock of PIC is owned by PEPCO, an indirect subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life"), Hartford, Connecticut.

PRS was formed in 1994 as an indirect subsidiary of Phoenix Home Life. ABKB/LaSalle Securities Limited Partnership (ABKB), a subsidiary of LaSalle Partners, serves as sub-adviser to the Real Estate Series. ABKB's principal place of business is located at 100 East Pratt Street, Baltimore, Maryland 21202. ABKB has been a registered investment advisor since 1979.

The Agreements provide that the Advisers shall furnish continuously, at its own expense, an investment program for each of the Series, subject at all times to the supervision of the Trustees. They also provide that all costs and expenses not specifically enumerated as payable by the Advisers shall be paid by the Trust or by Phoenix Home Life and PHL Variable. The Advisers or Phoenix Home Life and PHL Variable have agreed to reimburse the Trust for certain operating expenses for all Series. Each Series (except the International and Real Estate Series) pays a portion or all of its total operating expenses other than the management fee, up to .15% of its total net assets. The International and Real Estate Series pays total operating expenses other than the management fee up to
 .40% and .25%, respectively, of its total net assets. Expenses above these limits are paid by the Advisers, Phoenix Home Life, or PHL Variable.

To the extent that any expenses are paid by the Trust, they will be paid by the Series incurring them or, in the case of general expenses, may be charged among the Series in relation to the benefits received by the shareholders, as determined by the financial agent under the supervision of the Board of Trustees. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the Advisers, Phoenix Home Life or PHL Variable) incurred in the operation of the Trust and any offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees, expenses of Trustees' and shareholders' meetings including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, certain expenses of issue and sale of shares, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Trust, Phoenix Home Life or PHL Variable will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders.

The Investment Advisory Agreements provide that the Advisers shall not be liable to the Trust or to any shareholder of the Trust for any error of judgement or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the Investment Advisory Agreements relate, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Advisers in the performance of its duties thereunder.

The Investment Advisory Agreements also provide that, as full compensation for the services and facilities furnished to the Trust, the Advisers shall be compensated as follows: within five days after the end of each month, the Trust shall pay the Advisers the following fees:

                               Phoenix Investment Counsel, Inc.
                               --------------------------------
                     Rate for First     Rate for Next      Rate for Excess
Series                $250,000,000      $250,000,000      Over $500,000,000
------               --------------     -------------     -----------------
Money Market               .40%              .35%             .30%
Bond                       .50%              .45%             .40%
Balanced                   .55%              .50%             .45%
Total Return               .60%              .55%             .50%
Growth                     .70%              .65%             .60%
International              .75%              .70%             .65%


                                  Phoenix Realty Securities, Inc.
                                  -------------------------------
                     Rate for First     Rate for Next   Rate for Excess Over
Series               $1,000,000,000    $1,000,000,000       $2,000,000,000
------               --------------    --------------   --------------------
Real Estate                .75%              .70%                .65%

The amounts payable to the Advisers shall be based upon the average of the values of the net assets of the Trust as of the close of business each day. There can be no assurance that the Trust will reach a net asset level high enough to realize a reduction in the rate of the advisory fee. Any reduction in the rate of the advisory fee will be prorated among the Series in proportion to their respective averages of the aggregate daily net asset values for the period for which the fee had been paid.

The Investment Advisory Agreements continue in force from year to year for all Series, provided that, with respect to each Series, the applicable agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of that Series. In addition, and in either event, the terms of the agreements and any renewal thereof must be approved by the vote of a majority of Trustees who are not parties to the agreement or interested persons (as that term is defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreements will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Trust or by the Advisers, on sixty (60) days written notice.

BROKERAGE ALLOCATION

In effecting portfolio transactions for the Trust, the Advisers and ABKB, as subadviser to the Real Estate Series, adhere to the Trust's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The Advisers may cause the Trust to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction, if the Advisers determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Trust, the Advisers are considered to be in addition to and not in lieu of services required to be performed by the Advisers under their contracts with the Trust under their contracts with the Advisers and may benefit both the Trust and other clients of the Advisers. Conversely, brokerage and research services provided by brokers to other clients of the Advisers may benefit the Trust.

If the securities in which a particular Series of the Trust invests are traded primarily in the over-the-counter market, where possible the Series will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Trust (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Advisers in determining the overall reasonableness of brokerage commissions paid by the Trust.

Investment decisions for the Trust are made independently from those of the other investment companies or accounts advised by the Advisers. It may frequently happen that the same security is held in the portfolio of more than one fund. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suited for the investment objectives of more than one fund. When two or more funds advised by the Advisers are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the funds in a manner equitable to each fund. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Trust is concerned. In other cases, however, it is believed that the ability of the Trust to participate in volume transactions will produce better executions for the Trust. It is the opinion of the Board of Trustees of the Trust that the desirability of utilizing the Advisers as investment advisers to the Trust as manager of foreign securities owned by the Trust outweighs the disadvantages that may be said to exist from simultaneous transactions.



For the fiscal years ended December 31, 1992, 1993, and 1994 brokerage commissions paid by the Fund on portfolio transactions totalled $1,434,000, $2,530,449, and $4,360,577 respectively. None of such commissions was paid to a broker who was an affiliated person of the Fund or an affiliated person of such a person or, to the knowledge of the Fund, to a broker an affiliated person of which was an affiliated person of the Fund or the Adviser. Total brokerage commissions paid during the fiscal year ended December 31, 1994 included brokerage commissions of $3,913,124 on portfolio transactions aggregating $2,019,089,547 executed by brokers who provided research and other statistical and factual information.



DETERMINATION OF NET ASSET VALUE

The net asset value is the redemption price for a share. As described in more detail in the Prospectus, the net asset value of shares of the Trust is determined once daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading or any other day on which there is a sufficient degree of trading in the investments of any Series that the current net asset value of such Series might be materially affected. Securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values on their respective exchanges.

Growth, Bond, Total Return, Balanced, International and
Real Estate Series

In determining the value of the assets of the Growth, Bond, Total Return, Balance, International and Real Estate Series, the securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price, or, if no sales are reported, as is the case with many securities traded over-the-counter, the last reported bid price. Debt securities (other than short-term obligations, which are valued on the basis of amortized cost as defined below) are normally valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality of issue, trading characteristics and other market data. Equity options are valued at last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Exchange traded fixed income options are valued at the last sale price unless there is no sale price, in which event current prices provided by market makers are used. Over-the-Counter fixed income options are valued based upon current prices provided by market makers. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded. All other securities and assets are valued at their fair value as determined in good faith by the Trustees although the actual calculations are normally made by persons acting pursuant to the direction of the Trustees.

Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place for the International Series contemporaneously with the determination of the prices of the majority of the portfolio securities of the Series. For purposes of determining the net asset value of the International Series, all assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and offered quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates.

Money Market Series

The securities of the Money Market Series are valued on the basis of amortized cost absent extraordinary or unusual market conditions. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter, the value of a security is increased or decreased incrementally each day so that at maturity any purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the Money Market Series securities may at times be more or less than their market value. By using amortized cost valuation the Money Market Series seeks to maintain a constant net asset value of $1.00 per share despite minor shifts in the market value of its portfolio securities.

The yield on a shareholder's investment may be more or less than that which would be recognized if the Series' net asset value per share was not constant and was permitted to fluctuate with the market value of the Series' portfolio securities. However, as a result of the following procedures, it is believed that any difference will normally be minimal. The deviation is monitored periodically by comparing the Series net asset value per share as determined by using available market quotations with its net asset value per share as determined through the use of the amortized cost method of valuation. The Adviser makes such comparisons at least weekly under the direction of the Trustees and will advise the Trustees promptly in the event of any significant deviation. If the deviation exceeds 1/2 of 1%, the Trustees will consider what action, if any, should be initiated to provide fair valuation of the Series' portfolio securities and prevent material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations. Furthermore, the assets of the Series will not be invested in any security with a maturity of greater than 397 days, and the average weighted maturity of its portfolio will not exceed 90 days. Portfolio investments will be limited to U.S. dollar-denominated securities which present minimal credit risks and are of high quality as determined either by a major rating service or, if not rated, by the Trustees.

INVESTING IN THE TRUST

Shares of the Trust are not available to the public directly. Although shares of the Trust are owned by the Accounts, Contractowners and Policyowners do have voting rights with respect to those shares, as described in the Prospectus under "Shares of Beneficial Interest". You may invest in the Trust by buying a Variable Accumulation Annuity Contract or a Variable Universal Life Insurance Policy from Phoenix Home Life or PHL Variable and directing the allocation of the net purchase payment(s) to the sub-accounts corresponding to the Series of the Trust. Phoenix Home Life and PHL Variable will, in turn, invest payments in shares of the Trust as the investor directs at net asset value next determined with no sales load.

Sales Charge and Surrender Charges

The Trust does not assess any sales charge, either when it sells or when it redeems securities. The sales charges which may be assessed under the Contracts or Policies are described in the accompanying prospectus, as are other charges.

REDEMPTION OF SHARES

The Trust will redeem any shares presented by the shareholder Accounts for redemption. The Account's policies on when and whether to buy or redeem Fund shares are described in the accompanying prospectus.

At the discretion of the Trustees, the Trust may, to the extent consistent with state and Federal law, make payment for shares of a particular Series repurchased or redeemed in whole or in part in securities or other assets of such Series taken at current values. Should payment be made in securities, the shareholder Accounts may incur brokerage costs in converting such securities to cash.

The right of redemption may only be suspended or the payment date postponed for more than seven days for any period during which trading on the New York Stock Exchange is closed for other than customary weekend and holiday closings, or when trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, for any period when an emergency (as defined by rules of the Commission) exists, or during any period when the Commission has, by order, permitted such suspension. In case of a suspension of the right of redemption, the shareholders may withdraw requests for redemption of shares prior to the next determination of net asset value after the suspension has been terminated or they will receive payment of the net asset value so determined.

The shareholder Accounts may receive more or less than was paid for the shares, depending on the net asset value of the shares at the time they are repurchased or redeemed.

TAXES

As stated in the Prospectus, it will be the policy of the Trust and of each Series to comply with those provisions of the Internal Revenue Code of 1986, as amended, ("Code") which relieve investment companies that distribute substantially all of their net income from Federal income tax on the amounts distributed. The Trust also intends to comply with pertinent Code provisions in order to avoid imposition of any Federal excise tax. Dividends derived from interest and distributions of any realized capital gains are taxable, under Subchapter M, to the Trust's Shareholders, which in this case are the Accounts.

Federal income taxation of separate accounts, life insurance companies, and unit investment trusts are discussed in the accompanying prospectus for the Account.

CUSTODIAN

The securities and cash of all Series except the International and Real Estate Series are held by The Chase Manhattan Bank, N.A. under the terms of a custodian agreement. The securities and cash of the International Series are held by Brown Brothers Harriman & Co. under the terms of a custodian agreement. With respect to the International Series, the address for the Custodian is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, Attention:
Manager, Securities Department. The securities and cash of the Real Estate Series are held by State Street Bank and Trust Company, located at 1 Heritage Drive, P2N, North Quincy, Massachusetts 02171. With respect to Series other than the International and Real Estate Series, the address for the Custodian is The Chase Manhattan Bank, N.A., 1 Chase Manhattan Plaza, Floor 13B, New York, NY 10081. The Trust permits the Custodian to deposit some or all of its securities in central depository systems as allowed by Federal law. The use of foreign custodians and foreign central depositories has been authorized by the Board of Trustees of the Trust if certain conditions are met.


Foreign Custodian

The Trust may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Trust's foreign securities transactions. The use of a foreign custodian involves considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

INDEPENDENT ACCOUNTANTS

The Trust's financial statements are audited by Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants for the Fund. Phoenix Home Life and PHL Variable have agreed to send a copy of both the Annual Report and the Semi-Annual Report to Shareholders containing the Fund's financial statements to every Contractowner or Policyowner having an interest in the Accounts. The independent accountants also provide other accounting and tax-related services as requested by the Trust from time to time.

FINANCIAL STATEMENTS

The financial statements and the notes thereto relating to the Trust and the report of Price Waterhouse LLP with respect thereto for the fiscal year ended December 31, 1994 are contained in the Trust's Annual Report. The Annual and Semi-Annual Reports are available by writing or calling Variable Products Operations at 101 Munson Street, P.O. Box 942, Greenfield, Massachusetts 01302-0942, (800) 447-4312. The Annual Report and the Semi-Annual Report for the fiscal period ended June 30, 1995 are incorporated into this Statement of Additional Information by reference. A copy of the Annual and Semi-Annual Reports must precede or accompany this Statement of Additional Information.

                                 Annual Report
                              December 31, 1994
                         The Phoenix Edge Series Fund

                              MONEY MARKET SERIES

   Short-term interest rates rose by 250 basis points in 1994. The Federal Reserve Board raised short-term rates on 6 separate occasions in response to stronger than expected economic growth and rising fears of inflation.

   We shortened the average maturity of the fund early in 1994 to take advantage of rising rates. The fund's average maturity stood at 53 days at year end. We have maintained our high level (40%) of government type securities and continue to invest in highly liquid, high quality money market instruments.

[Line Graph]
               Donoghue's      Money Market
               Money Fund*       Series
 1/31/94          2.63%           2.88%
 2/28/94          2.65            2.86
 3/31/94          2.78            2.94
 4/30/94          2.99            3.07
 5/31/94          3.30            3.45
 6/30/94          3.56            3.57
 7/31/94          3.73            3.72
 8/31/94          3.89            4.28
 9/30/94          4.10            4.16
10/31/94          4.29            4.53
11/30/94          4.57            4.70
12/31/94          5.02            5.12

The above graph covers the period from January 31, 1994 to December 31, 1994. The results are not indicative of the rate of return which may be realized from an investment made in the Money Market Fund today. The Money Market Series is neither issued nor guaranteed by the U.S. Government, and there can be no assurance the Series will be able to maintain a stable Net Asset Value at $10.00 per share.
*Average monthly yield of taxable Money Market Funds as reported by Donoghue's Money Fund Report.

                           SCHEDULE OF INVESTMENTS
                              December 31, 1994

                                                              STANDARD
 FACE                                                         & POOR'S
AMOUNT                                                         RATING    INTEREST   MATURITY
 (000)                       DESCRIPTION                    (Unaudited)    RATE       DATE         VALUE(a)
 ------    ------------------------------------------------    --------    ------    --------   --------------
U.S. TREASURY BILLS--3.2%
$  670,000  U.S. Treasury Bills                                  AAA       3.45%    01/12/95      $   669,295
 2,500,000  U.S. Treasury Bills                                  AAA       6.74     12/14/95        2,337,585
                                                                                                   ------------
TOTAL U.S. TREASURY BILLS                                                                           3,006,880
                                                                                                   ------------
FEDERAL AGENCY SECURITIES--22.3%
 3,865,000  Federal Home Loan Banks                                        5.75     01/03/95        3,863,765
 2,100,000  Federal Home Loan Banks                                        3.49     01/05/95        2,099,187
 1,300,000  Federal National Mortgage Assn.                                3.79     02/24/95        1,299,210
 1,500,000  Federal National Mortgage Assn.                                3.79     02/24/95        1,499,444
 1,675,000  Federal National Mortgage Assn.                                6.10     03/08/95        1,656,268
 1,500,000  Federal Home Loan Mortgage                                     6.13     03/16/95        1,481,099
 1,000,000  Federal National Mortgage Assn.                                6.11     03/20/95          986,762
   850,000  Federal Farm Credit Bank                                       4.43     04/03/95          849,017
 1,000,000  Federal Home Loan Banks                                        5.64     04/24/95          982,297
   620,000  Federal Home Loan Banks                                        5.00     04/28/95          609,897
 1,000,000  Federal National Mortgage Assn.                                5.80     05/11/95          979,056
 1,000,000  Federal Farm Credit Bank                                       5.82     05/15/95          978,337
   210,000  Federal National Mortgage Assn.                                6.40     06/16/95          203,803
 2,000,000  Federal National Mortgage Assn.                                6.51     06/29/95        1,935,262
 1,650,000  Federal Farm Credit Bank                                       6.33     11/01/95        1,648,926
                                                                                                   ------------
TOTAL FEDERAL AGENCY SECURITIES                                                                    21,072,330
                                                                                                   ------------
                                                                                    RESET
                                                                                     DATE
                                                                                    ------
FEDERAL AGENCY SECURITIES--VARIABLE--18.0%
 1,500,000  Federal Farm Credit Bank (final maturity 09/01/95) (c)         5.60     01/03/95        1,499,681
 1,500,000  Federal Home Loan Banks (final maturity 01/26/98) (c)          5.85     01/03/95        1,482,900
 1,500,000  Federal Home Loan Banks (final maturity 01/14/97) (c)          5.95     01/03/95        1,500,000
   821,336  Small Bus. Assoc. GLPC Pool #502179 (final maturity
            01/25/18) (c)                                                  5.75     01/03/95          821,336
 1,397,288  Small Bus. Assoc. GLPC Pool #502208 (final maturity
            02/25/18) (c)                                                  5.75     01/03/95        1,397,288
   906,256  Small Bus. Assoc. GLPC Pool #502341V (final maturity
            06/25/18) (c)                                                  6.50     01/03/95          909,075
 3,000,000  Student Loan Marketing Assn. (final maturity 01/28/98) (c)     5.70     01/03/95        2,962,330
 3,000,000  Student Loan Marketing Assn. (final maturity 08/16/96) (c)     5.86     01/03/95        3,000,000
 2,500,000  Student Loan Marketing Assn. (final maturity 11/24/97) (c)     5.89     01/04/95        2,500,000
 1,000,000  Student Loan Marketing Assn. (final maturity 02/22/99) (c)     5.92     01/04/95        1,000,000
                                                                                                   ------------
FEDERAL AGENCY SECURITIES--VARIABLE                                                                17,072,610
                                                                                                   ------------

                       See Notes to Financial Statements

                                      2-2

                               MONEY MARKET SERIES
                                                             STANDARD
 FACE                                                         & POOR'S
AMOUNT                                                         RATING    INTEREST   MATURITY
 (000)                       DESCRIPTION                    (Unaudited)    RATE       DATE         VALUE(a)
 ------      ----------------------------------------------      ------      ----      ------      ------------
COMMERCIAL PAPER--53.6%
$1,250,000  ESC Securitization, Inc.                            A-1+       6.07%    01/04/95      $ 1,249,368
   105,000  General Electric Capital Corp.                      A-1+       5.90     01/04/95          104,948
 2,135,000  BellSouth Telecommunications, Inc.                  A-1+       5.97     01/06/95        2,133,230
 1,000,000  Albertson's, Inc.                                   A-1        6.02     01/09/95          998,662
 2,000,000  ABS Commercial Paper, Inc.                          A-1        5.83     01/12/95        1,996,437
 1,500,000  First Deposit Funding Corp. (d)                     A-1+       6.00     01/13/95        1,497,000
 3,220,000  Minnesota Mining & Manufacturing                    A-1+       5.60     01/13/95        3,213,989
 1,075,000  Receivables Capital Corp.                           A-1        6.12     01/17/95        1,072,076
 2,000,000  TDK USA Corp.                                       A-1+       6.05     01/17/95        1,994,622
 1,500,000  Merrill Lynch & Co., Inc.                           A-1+       5.77     01/18/95        1,495,913
   500,000  Merrill Lynch & Co., Inc.                           A-1+       5.80     01/19/95          498,550
 1,100,000  Goldman Sachs & Co.                                 A-1+       5.93     01/20/95        1,096,560
 2,675,000  Goldman Sachs & Co.                                 A-1+       5.95     01/20/95        2,666,600
 3,000,000  Kimberly-Clark Corp.                                A-1+       5.90     01/23/95        2,989,183
 1,250,000  AT&T Corp.                                          A-1+       5.42     01/24/95        1,245,672
 1,800,000  Preferred Receivables Funding Corp.                 A-1        6.10     01/25/95        1,792,680
   890,000  Cargill, Inc.                                       A-1+       5.46     01/27/95          886,490
 2,000,000  Merrill Lynch & Co., Inc.                           A-1+       6.10     01/27/95        1,991,189
   830,000  Goldman, Sachs & Co.                                A-1+       6.10     02/01/95          825,640
 2,500,000  BellSouth Telecommunications, Inc.                  A-1+       5.60     02/06/95        2,486,000
 2,000,000  ABS Commercial Paper, Inc.                          A-1        6.08     02/15/95        1,984,800
 3,000,000  Ameritech Corp. (d)                                 A-1+       5.47     02/15/95        2,979,487
 1,000,000  Beta Finance, Inc. (d)                              A-1+       5.77     02/15/95          992,787
 1,295,000  General Electric Capital Corp.                      A-1+       5.87     02/22/95        1,284,020
 2,330,000  Preferred Receivables Funding Corp.                 A-1        6.07     02/23/95        2,309,178
 2,500,000  Cargill, Inc.                                       A-1+       5.54     02/27/95        2,478,071
 2,000,000  CXC, Inc.                                           A-1        6.22     03/15/95        1,974,774
 3,000,000  McKenna Triangle Corp.                              A-1+       6.55     06/06/95        2,914,850
 1,600,000  Corporate Receivables Corp.                         A-1+       6.70     07/24/95        1,539,253
                                                                                                   ------------
TOTAL COMMERCIAL PAPER                                                                             50,692,029
                                                                                                   ------------

VARIABLE RATES--2.1%                                                                  RESET
                                                                                      DATE
                                                                                       ------
 1,000,000  Beta Finance, Inc.
             (final maturity 04/20/95)(c)                       A-1+       5.68     01/03/95        1,000,000
 1,000,000  Ciesco L.P. (final maturity 03/03/95) (c)           A-1+       6.31     03/03/95        1,000,000
                                                                                                   ------------
TOTAL VARIABLE RATES                                                                                2,000,000
                                                                                                   ------------
TOTAL INVESTMENTS--99.2%
(Identified cost $93,843,849)                                                                      93,843,849(b)
Cash and receivables, less liabilities--0.8%                                                          742,002
                                                                                                   ------------
NET ASSETS--100.0%                                                                                $94,585,851
                                                                                                   ============

(a) See Security Valuation under Note 2 of Notes to Financial Statements.

(b) Federal Income Tax Information: At December 31, 1994 the aggregate cost of securities was the same for book and tax purposes.

(c) Variable rate demand note. The interest rates shown reflect the rate currently in effect. The maturity dates shown reflect the next interest rate reset dates.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. At December 31, 1994, these securities amounted to a value of $5,469,274 or 5.8% of net assets.

                       See Notes to Financial Statements

                                      2-3

MONEY MARKET SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1994

Assets
 Investment securities at value (Identified cost $93,843,849)    $93,843,849
 Cash                                                                572,871
 Investment income receivable                                        236,204
                                                                 -----------
  Total assets                                                    94,652,924
                                                                 -----------
Liabilities
 Investment advisory fee                                              41,296
 Administration fee                                                    4,867
 Trustees' fee                                                         9,315
 Accrued expenses                                                     11,595
                                                                 -----------
  Total liabilities                                                   67,073
                                                                 -----------
Net Assets                                                       $94,585,851
                                                                 ===========
Net Assets Consist of:
 Capital paid in on shares of beneficial interest                $94,571,969
 Undistributed net investment income                                  13,882
                                                                 -----------
Net Assets                                                       $94,585,851
                                                                 ===========
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization                                          9,457,195
                                                                 ===========
Net asset value and offering price per share                          $10.00
                                                                      ======


STATEMENT OF OPERATIONS
For the year ended December 31, 1994

Investment Income
 Interest                                                         $3,875,751
                                                                  -----------
  Total investment income                                          3,875,751
                                                                  -----------
Expenses
 Investment advisory fee                                             352,237
 Administration fee                                                   52,836
 Trustees' fee                                                        13,527
 Custodian                                                            22,252
 Audit                                                                 8,139
 Printing                                                             29,295
 Other                                                                30,485
                                                                  -----------
  Total expenses                                                     508,771
  Total expenses borne by investment adviser                         (25,103)
                                                                  -----------
  Net expenses                                                       483,668
                                                                  -----------
  Net investment income                                            3,392,083
                                                                  -----------
Net realized gain from investment transactions                           100
                                                                  -----------
Net increase in net assets resulting from operations              $3,392,183
                                                                  ===========

                       See Notes to Financial Statements

                                      2-4

                              MONEY MARKET SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                      Year            Year
                                                                                     Ended            Ended
                                                                                    12/31/94        12/31/93
                                                                                  ------------   --------------
From Operations
 Net investment income                                                           $   3,392,083    $   1,932,861
 Net realized gain on securities                                                           100               --
                                                                                    ----------      ------------
 Net increase in net assets resulting from operations                                3,392,183        1,932,861
                                                                                    ----------      ------------
From Distributions to Shareholders
 Net investment income ($0.38 and $0.28 per share, respectively)                    (3,378,211)      (1,932,861)
 Net realized gains ($0.00 and $0.00 per share, respectively)                              (94)              --
                                                                                    ----------      ------------
Decrease in net assets resulting from distributions to shareholders                 (3,378,305)      (1,932,861)
                                                                                    ----------      ------------
From Shares of Beneficial Interest Transactions
 Proceeds from sales of shares (23,586,003 and 15,696,465 shares,
  respectively)                                                                    235,860,031      156,964,654
 Net asset value of shares issued in conjunction with reinvestment of distributions of  net investment income (337,821 and 193,287 shares,
  respectively)                                                                      3,378,211        1,932,861
 Net asset value of shares issued in conjunction with the reinvestment of
  distributions of  net realized gains (9 and 0 shares, respectively)                       94               --
 Cost of shares repurchased (21,761,240 and 15,591,369 shares, respectively)      (217,612,379)    (155,913,697)
                                                                                    ----------      ------------
 Increase in net assets resulting from share transactions                           21,625,957        2,983,818
                                                                                    ----------      ------------
 Net increase in net assets                                                         21,639,835        2,983,818
Net Assets
 Beginning of period                                                                72,946,016       69,962,198
                                                                                    ----------      ------------
 End of period (including undistributed net investment income of $13,882 and
   $776,161, respectively)                                                       $  94,585,851    $  72,946,016
                                                                                    ==========      ============

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                                  Year ended December 31,
                                               1994          1993          1992          1991          1990
                                            ----------    ----------    ----------   ----------    ------------
Net asset value, beginning of period          $10.00        $10.00        $10.00        $10.00        $10.00
Income from investment operations
 Net investment income                          0.38(1)       0.28(1)       0.35          0.58          0.79
                                               --------      --------     --------      --------     ----------
  Total from investment operations              0.38          0.28          0.35          0.58          0.79
                                               --------      --------     --------      --------     ----------
Less distributions
 Dividends from net investment income          (0.38)        (0.28)        (0.35)        (0.58)        (0.79)
                                               --------      --------     --------      --------     ----------
  Total distributions                          (0.38)        (0.28)        (0.35)        (0.58)        (0.79)
                                               --------      --------     --------      --------     ----------
Net asset value, end of period                $10.00        $10.00        $10.00        $10.00        $10.00
                                               ========      ========     ========      ========     ==========

 Total return                                     3.77%         2.80%        3.50%         5.80%         7.90%
Ratios/supplemental data:
Net assets, end of period (thousands)          $94,586       $72,946      $69,962       $51,692       $38,709
Ratio to average net assets of:
 Operating expenses                               0.55%         0.55%        0.50%         0.50%         0.50%
 Net investment income                            3.85%         2.84%        3.49%         5.76%         7.87%

(1) Includes reimbursement of operating expenses by investment adviser of $0.003 and $0.01 per share, respectively.

                      See Notes to Financial Statements

                                      2-5

                                 GROWTH SERIES

   While the major stock market indices rallied to finish the year with a small gain, 1994 proved to be a year where returns on cash proved hard to beat. In fact, a return of 3%, which was ridiculed just one year ago, outperformed the vast majority of stock and bond funds in 1994. Once again, investment professionals learned that it is to fight the Federal Reserve when it is raising interest rates.

   Despite the difficult environment, the true bears on the stock market were not vindicated either in 1994. In the fourth quarter, the market showed surprising resilience in response to the sudden bankruptcy filing of Orange County and the dramatic Mexican peso crisis. While these events clearly had a major impact on both the municipal and Latin American markets, the pair of crises failed to incite a broader based selling. This measure of market stability may provide a foundation of optimism heading into the new year.

   In contrast to the glum mood of Wall Street, 1994 proved to be a banner year for many American workers and consumers as the economy roared, unemployment tumbled and inflation remained in check. Despite the Fed's tightening efforts, the economy was more vibrant then either the Fed or most market watchers had anticipated. While evidence of a tangible economic slowdown proved elusive, anticipation of a slowdown by investors moved into full swing in the fourth quarter, as the yield curve between two and thirty year Treasury securities flattened. While the yield curve is not yet inverted, a flatter curve is often a precursor to future economic weakness. Likewise, equity investors acted in advance of a slowdown by selling cyclical and commodity oriented shares, which had been performing well over the last two years.

   With 1994 now complete, the stock market has completed its third year of record low volatility combined with modest returns. The stage may be set for a more volatile market in 1995. Conventional thinking heading into 1995 assumes that the Fed will push short-term rates significantly higher, luring the public back into CD's and damaging stock valuations. A still more pessimistic view is that the Fed will overtighten and induce a recession of serious slowdown in late 1995 or 1996. In any case, with investor spirits now relatively low and with the bear case for the stock market seeming very obvious, it makes sense to explore the less apparent bullish camp.

   As we enter 1995, the Fed would appear to be mostly through its tightening phase for this cycle. Given that early February marks the one year anniversary of Greenspan's first tightening, we now can envision the end of this round of monetary restraint occurring by midyear. If short-term rates were to stabilize in the second half and corporate earnings, led by brisk foreign demand, remain intact, then stocks could rally smartly. Another bullish development may emerge from the Republican landslide in November. With an agenda based on balancing the budget, reducing capital gains and downsizing the federal government, the Republican program potentially is very favorable for the capital markets. To date, most investors have remained cautious on the ability of the Republicans to deliver on their contract. However, should Newt Gingrich and his team begin to show results, a "new era for Washington" euphoria could materialize in 1995 which would be bullish for both stocks and bonds.

   In short, a reasonable case can be made for equities in 1995. If inflation proves to be a paper tiger in 1995 then the stock market could be poised for its best performance since 1991. By reviewing several optimistic possibilities for the coming year, we do not want to understate the obvious risks in the market currently. To many investors a one year Treasury yielding 7.25% may be a compelling choice, especially after a difficult year in the markets in 1994. Nonetheless, given the number of stocks which are now significantly below their 1993-94 highs, we believe opportunities exist to purchase growth stocks at attractive levels.

   For the year ended December 31, 1994, the Fund's value increased by 1.48% which compared to a return of 1.28% for the S&P 500 during the comparable period. Performance of the Fund was aided by its exposure to firms in the telecommunications and wireless equipment area. These firms continue to benefit from increased cellular phone utilization on a global basis. The Fund also benefited from an increased exposure to healthcare and medical technology firms, which rallied after Federal health legislation failed to pass. Performance of the Fund was hurt late in the year by weak performance by retailing stocks and by a small position in Mexico.

   Going forward, we continue to search for firms that have strong sales and earnings growth in addition to solid cash flows and above average balance sheets. As of December 31, 1994, the Fund was 74.3% in equities, 0.6% in fixed and 25.1% in cash equivalents.

   Thanks for your continued interest in the Fund.

[Line Graph]

    Average Annual Total Return:
 1 Year  Ending 12/31/94       1.48%
 5 Years Ending 12/32/94      14.91%
10 Years Ending 12/31/94      17.23%

                              S & P 500 Stock
            Growth Series        Stock Index*
  1/1/85       $10,000             $10,000
12/31/85        13,470              13,164
12/31/86        16,184              15,615
12/31/87        17,325              16,423
12/31/88        17,989              19,133
12/31/89        24,476              25,177
12/31/90        25,450              24,393
12/31/91        36,605              31,792
12/31/92        40,372              34,211
12/31/93        48,321              37,644
12/31/94        49,036              38,156

This chart assumes an initial gross investment of $10,000 made on 12/31/84. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

*The S&P 500 Stock Index is an unmanaged but commonly used measure of stock total return performance.

                            SCHEDULE OF INVESTMENTS
                              December 31, 1994

                                                SHARES      VALUE(a)
                                               -------   ------------
COMMON STOCKS--63.1%
Beverages--2.3%
 Coca Cola Co.                                 270,000    $13,905,000
                                                            ----------
Computer Software & Services--5.2%
 Adobe Systems, Inc.                           240,000      7,140,000
 Computer Associates International, Inc.       275,000     13,337,500
 General Motors Corp. Class E                  293,500     11,299,750
                                                            ----------
                                                           31,777,250
                                                            ----------

Entertainment & Leisure--7.2%
 Tele Communications, Inc. (c)                 575,000    $12,506,250
 Viacom, Inc. Class B (c)                      400,000     16,250,000
 Walt Disney Co.                               335,000     15,451,875
                                                            ----------
                                                           44,208,125
                                                            ----------
                       See Notes to Financial Statements

                                      2-6

                                 GROWTH SERIES

                                                                   SHARES      VALUE(a)
                                                                    ------   ------------
Food--2.0%
 Campbell Soup Co.                                                285,000    $ 12,575,625
                                                                               ----------

Hospital Management & Services--1.8%
 US Healthcare, Inc.                                              270,000      11,137,500
                                                                               ----------
Hospital Supply--8.4%
 Abbott Labs                                                      500,000      16,312,500
 Johnson & Johnson                                                230,000      12,592,500
 Medtronic, Inc.                                                  240,700      13,388,937
 St. Jude Medical, Inc.                                           233,500       9,281,625
                                                                               ----------
                                                                               51,575,562
                                                                               ----------
Insurance--3.6%
 American International Group, Inc.                               145,000      14,210,000
 Humana, Inc. (c)                                                 350,000       7,918,750
                                                                               ----------
                                                                               22,128,750
                                                                               ----------
Natural Gas--1.1%
 Apache Corp.                                                     267,700       6,692,500
                                                                               ----------
Office & Business Equipment--3.7%
 Compaq Computer Corp. (c)                                        250,000       9,875,000
 International Business Machines Corp.                            180,000      13,230,000
                                                                               ----------
                                                                               23,105,000
                                                                               ----------
Oil--2.2%
 Amoco Corp.                                                      225,000      13,303,125
                                                                               ----------
Pollution Control--4.6%
 Browning-Ferris Industries, Inc.                                 475,000      13,478,125
 WMX Technologies, Inc.                                           570,000      14,962,500
                                                                               ----------
                                                                               28,440,625
                                                                               ----------
Retail--8.5%
 AutoZone, Inc. (c)                                               300,000       7,275,000
 Dayton Hudson Corp.                                              185,000      13,088,750
 Home Depot, Inc.                                                 380,000      17,480,000
 The Limited, Inc.                                                300,000       5,437,500
 Toys R Us (c)                                                    300,000       9,150,000
                                                                               ----------
                                                                               52,431,250
                                                                               ----------
Retail--Food--2.6%
 Safeway, Inc. (c)                                                500,000      15,937,500
                                                                               ----------
Telecommunications Equipment--5.6%
 3Com Corp. (c)                                                   200,000      10,312,500
 Cisco Systems, Inc. (c)                                          275,000       9,659,375
 Northern Telecom Ltd.                                            435,000      14,518,125
                                                                               ----------
                                                                               34,490,000
                                                                               ----------
Tobacco--2.1%
 Philip Morris Companies, Inc.                                    230,000      13,225,000
                                                                               ----------
Utility--Telephone--2.2%
 Airtouch Communications, Inc. (c)                                475,000      13,834,375
                                                                               ----------
TOTAL COMMON STOCKS
(Identified cost $375,143,038)                                                388,767,187
                                                                               ----------
FOREIGN COMMON STOCKS--11.2%
Entertainment & Leisure--1.0%
 Bell Cablemedia PLC ADR (United Kingdom) (c)                     303,000       6,135,750
                                                                               ----------
Oil--4.2%
 Royal Dutch Petroleum Co. ADR (Netherlands)                      139,000      14,942,500
 Total Compagnie Francaise des Petroles ADR (France) (c)          375,000      11,062,500
                                                                               ----------
                                                                               26,005,000
                                                                               ----------
Computer Software & Services--5.6%
 Cap Gemini Sogeti (France) (c)                                   215,000       6,847,750
 Ericsson L.M. Telephone Co. Class B. ADR (Sweden)                160,000       8,820,000
 Nokia AB (Finland)                                               128,000      18,850,560
                                                                               ----------
                                                                               34,518,310
                                                                               ----------
Utility--Telephone--0.4%
 Telecom Brasil ADR (Brazil)                                       55,000    $  2,461,091
                                                                               ----------
TOTAL FOREIGN COMMON STOCKS
(Identified cost $60,890,958)                                                  69,120,151
                                                                               ----------

                                                        STANDARD
                                                        & POOR'S     PAR
                                                         RATING     VALUE
                                                     (Unaudited)    (000)
                                                        --------    -----
FOREIGN GOVERNMENT SECURITIES--0.6%
 Republic of Argentina Global 8.375%, 12/20/03             BB-    $ 5,000        3,562,500
                                                                               -----------
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified cost $4,970,335)                                                     3,562,500
                                                                               -----------
TOTAL COMMON, FOREIGN COMMON STOCKS &
FOREIGN GOVERNMENT SECURITIES--74.9%
(Identified cost $441,004,331)                                                 461,449,838
                                                                               -----------
SHORT-TERM OBLIGATIONS--24.1%
 Commercial Paper--16.3%
 Phillip Morris Cos. 5.90%, 1-4-95                         A-1       2,335       2,333,852
 Anheuser-Busch Cos., Inc. 6%, 1-5-95                      A-1+      5,000       4,996,667
 Private Export Funding Corp. 5.90%, 1-5-95                A-1+      4,845       4,841,824
 Wisconsin Electric Power Co. 5.90%, 1-9-95                A-1+     10,545      10,531,174
 BellSouth Telecommunications, Inc. 5.97%, 1-10-95         A-1+     15,000      14,977,613
 Exxon Imperial U.S., Inc. 5.85%, 1-10-95                  A-1+      2,345       2,341,570
 Gannett Co. 5.85%, 1-11-95                                A-1+      6,640       6,629,210
 BellSouth Telecommunications, Inc.
   5.98%, 1-12-95                                          A-1+      6,000       5,989,037
 Wisconsin Electric Power Co. 5.95%, 1-12-95               A-1+     10,000       9,981,820
 Anheuser-Busch Cos., Inc. 6.02%, 1-18-95                  A-1+      8,825       8,799,912
 Philip Morris Cos., Inc. 5.78%, 1-20-95                   A-1      11,505      11,469,903
 Goldman, Sachs & Co. 5.95%, 1-24-95                       A-1+      3,595       3,581,334
 Goldman, Sachs & Co. 6%, 1-24-95                          A-1+        325         323,755
 Anheuser-Busch Cos., Inc. 5.70%, 1-27-95                  A-1+      4,055       4,038,306
 Campbell Soup Co. 5.80%, 1-30-95                          A-1+     10,000       9,953,278
                                                                               -----------
                                                                               100,789,255
                                                                               -----------
Federal Agency Securities--7.8%
 Federal Home Loan Mortgage 5.90%, 1-3-95                            2,905       2,904,048
 Student Loan Marketing Assn. 5.65%, 1-3-95                          5,905       5,903,147
 Student Loan Marketing Assn. 5.78%, 1-6-95                         10,000       9,991,972
 Federal Home Loan Mortgage 5.86%, 1-11-95                           3,050       3,045,035
 Federal Home Loan Mortgage 5.94%, 1-13-95                             190         189,624
 Federal Home Loan Mortgage 5.93%, 1-19-95                           5,655       5,638,233
 Federal Home Loan Banks 5.95%, 1-23-95                             11,360      11,318,693
 Federal National Mortgage Assn. 6.08%, 2-28-95                      1,215       1,203,098
 Federal National Mortgage Assn. 6.51%, 6-29-95                      8,300       8,031,336
                                                                               -----------
                                                                                48,225,186
                                                                               -----------
TOTAL SHORT-TERM OBLIGATIONS
(Identified cost $149,014,441)                                                 149,014,441
                                                                               -----------
TOTAL INVESTMENTS--99.0%
(Identified cost $590,018,772)                                                 610,464,279(b)
Cash and receivables, less liabilities--1.0%                                     5,756,793
                                                                               -----------
NET ASSETS--100.0%                                                            $616,221,072
                                                                               ===========

(a) See Security Valuation under Note 2 of Notes to Financial Statements.

(b) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $33,341,203 and gross depreciation of $13,291,686 for income tax purposes. At December 31, 1994 the aggregate cost of securities for federal income tax purposes was $590,414,762.

(c) Non-income producing.

ADR--American Depository Receipt

                      See Notes to Financial Statements

                                      2-7

                                 GROWTH SERIES
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1994

Assets
 Investment securities at value (Identified cost $590,018,772)              $610,464,279
 Cash                                                                          5,892,297
 Investment income receivable                                                    803,305
 Tax reclaim receivable                                                           83,940
                                                                              -----------
  Total assets                                                               617,243,821
                                                                              -----------
Liabilities
 Investment advisory fee                                                         365,915
 Administration fee                                                               31,182
 Trustees' fee                                                                     9,315
 Accrued expenses                                                                 31,834
 Net unrealized depreciation on forward currency contracts                       584,503
                                                                              -----------
  Total liabilities                                                            1,022,749
                                                                              -----------
Net Assets                                                                  $616,221,072
                                                                              ===========
Net Assets Consist of:
 Capital paid in on shares of beneficial interest                           $596,274,766
 Undistributed net investment income                                              70,685
 Accumulated net realized gains                                                   14,617
 Net unrealized appreciation                                                  19,861,004
                                                                              -----------
Net Assets                                                                  $616,221,072
                                                                              ===========
Shares of beneficial interest outstanding, $1 par value, unlimited
  authorization                                                               39,282,018
                                                                              ===========
Net asset value and offering price per share                                      $15.69
                                                                              ===========

STATEMENT OF OPERATIONS
For the year ended December 31, 1994

Investment Income
 Dividends                                                                  $  6,325,351
 Interest                                                                      5,401,445
                                                                              -----------
  Total investment income                                                     11,726,796
                                                                              -----------
Expenses
 Investment advisory fee                                                       3,607,671
 Administration fee                                                              323,584
 Trustees' fee                                                                    13,527
 Custodian                                                                       138,370
 Audit                                                                            30,336
 Printing                                                                         67,909
 Other                                                                           213,987
                                                                              -----------
  Total expenses                                                               4,395,384
  Total expenses borne by investment advisor                                    (106,805)
                                                                              -----------
  Net expenses                                                                 4,288,579
                                                                              -----------
  Net investment income                                                        7,438,217
                                                                              -----------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized gain from investment transactions                               21,286,055
                                                                              -----------
 Net realized loss on foreign currency                                           (91,815)
                                                                              -----------
 Net unrealized appreciation (depreciation) of investment securities
  Beginning of period                                                         42,442,229
  End of period                                                               20,445,507
                                                                              -----------
 Net change in unrealized depreciation                                       (21,996,722)
                                                                              -----------
 Net unrealized depreciation on forward currency contracts                      (584,503)
                                                                              -----------
Net realized and unrealized loss on investments                               (1,386,985)
                                                                              -----------
Net increase in net assets resulting from operations                        $  6,051,232
                                                                              ===========

                       See Notes to Financial Statements
                                      2-8

                                 GROWTH SERIES
STATEMENT OF CHANGES IN NET ASSETS

                                                                                      Year            Year
                                                                                     Ended           Ended
                                                                                    12/31/94        12/31/93
                                                                                  ------------   -------------
From Operations
 Net investment income                                                           $   7,438,217    $  3,307,834
 Net realized gain on securities                                                    21,286,055      38,086,110
 Net realized loss on foreign currency                                                 (91,815)             --
 Net change in unrealized (depreciation) appreciation                              (22,581,225)     23,110,731
                                                                                    ----------      -----------
  Net increase in net assets resulting from operations                               6,051,232      64,504,675
                                                                                    ----------      -----------
From Distributions to Shareholders
 Net investment income ($0.23 and $0.15 per share, respectively)                    (7,512,592)     (3,147,693)
 Net realized gains ($0.92 and $1.20 per share, respectively)                      (33,881,394)    (29,912,973)
                                                                                    ----------      -----------
Decrease in net assets resulting from distributions to shareholders                (41,393,986)    (33,060,666)
                                                                                    ----------      -----------
From Shares of Beneficial Interest Transactions
 Proceeds from sales of shares (17,499,498 and 14,220,403 shares,
  respectively)                                                                    293,876,374     228,522,126
 Net asset value of shares issued in conjunction with reinvestment of distributions of net investment income (462,668 and 195,417 shares,
  respectively)                                                                      7,512,592       3,147,693
 Net asset value of shares issued in conjunction with the reinvestment of distributions of net realized gains (2,158,050 and 1,807,407 shares,
  respectively)                                                                     33,881,394      29,912,973
 Cost of shares repurchased (7,747,001 and 5,677,384 shares, respectively)        (130,074,382)    (92,223,992)
                                                                                    ----------      -----------
  Increase in net assets resulting from share transactions                         205,195,978     169,358,800
                                                                                    ----------      -----------
 Net increase in net assets                                                        169,853,224     200,802,809
Net Assets
 Beginning of period                                                               446,367,848     245,565,039
                                                                                    ----------      -----------
 End of period (including undistributed net investment income of $70,685
   and $805,585, respectively)                                                   $ 616,221,072    $446,367,848
                                                                                    ==========      ===========

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                                  Year Ended December 31,
                                                 1994         1993         1992         1991          1990
                                               ---------    ---------    ---------    ---------   -----------
Net asset value, beginning of period             $16.59       $15.01       $14.43       $11.72        $11.62
Income from investment operations
 Net investment income                             0.23(1)      0.16         0.22         0.39          0.35
 Net realized and unrealized (loss) gain           0.02         2.77         1.25         4.64          0.10
                                                 -------      -------      -------      -------      ---------
  Total from investment operations                 0.25         2.93         1.47         5.03          0.45
                                                 -------      -------      -------      -------      ---------
Less distributions
 Dividends from net investment income             (0.23)       (0.15)       (0.23)       (0.37)        (0.35)
 Dividends from net realized gains                (0.92)       (1.20)       (0.66)       (1.95)         --
                                                 -------      -------      -------      -------      ---------
  Total distributions                             (1.15)       (1.35)       (0.89)       (2.32)        (0.35)
                                                 -------      -------      -------      -------      ---------
Change in net asset value                         (0.90)        1.58         0.58         2.71          0.10
                                                 -------      -------      -------      -------      ---------
Net asset value, end of period                   $15.69       $16.59       $15.01       $14.43        $11.72
                                                 =======      =======      =======      =======      =========
Total return                                       1.48%       19.69%       10.29%       43.83%         3.98%
Ratios/supplemental data:
Net assets, end of period (thousands)          $616,221     $446,368     $245,565     $102,259       $40,061
Ratio to average net assets of:
 Operating expenses                                0.80%        0.79%        0.50%        0.50%         0.50%
 Net investment income                             1.38%        0.97%        1.66%        2.14%         3.19%
Portfolio turnover rate                             185%         185%         214%         237%          272%

(1) Includes reimbursement of operating expenses by investment adviser of $0.003 per share.
The components of income from investment operations are calculated based on the average number of shares outstanding at each quarter end.

                      See Notes to Financial Statements
                                      2-9

                                  BOND SERIES

   The Phoenix Edge Bond Fund invests in a diversified portfolio of investment grade bonds and high yield bonds. The portfolio will generally have at least one half of its assets in securities rated investment grade by Moody's or Standard and Poors. The portfolio invests in a wide range of sectors in the fixed income market, with the goal of providing the investor with a high level of income and long-term capital appreciation.

   After posting strong results in 1993, the fixed income market suffered negative returns in 1994. The market suffered from stronger than expected economic growth and rising fears of inflation. Looking forward, we believe bonds will benefit from the Federal Reserve's tight monetary policy and an eventual slowdown in the economy. We believe fears of accelerating inflation that now exist in the financial markets are unwarranted. Despite rising commodity prices, the Consumer Price Index rose only 2.7% in 1994. Companies are experiencing great difficulty passing on price increases to the consumer.

   For the twelve months ended December 31, 1994, the Phoenix Edge Bond Fund produced a negative return of 5.47%. This compares to with a negative return of 2.92% for the Lehman Brothers Aggregate Bond Index. Our under performance was due primarily to the substantial under performance of the emerging markets sector. It is important to note, however, that the emerging markets sector has produced superior returns over the past several years, and we expect this long-term trend to continue. Even with recent problems in Mexico, the economic fundamentals in Latin America remain quite positive.

   For 1995 we expect the emerging markets segment to remain volatile in the first quarter and then gradually improve. In terms of the fixed income market, we remain constructive. It is our expectation that inflation will be maintained under control and that domestic economic growth will moderate. This we believe is good for bonds.

[Line Graph]

        Average Annual Total Return:
   1 Year  Ending 12/31/94       -5.47%
   5 Years Ending 12/31/94        8.64%
  10 Years Ending 12/31/94       10.16%

                                 Lehman Bros.
              Bond Series   Aggregate Bond Index
  1/1/85        10,000              10,000
12/31/85        12,043              12,210
12/31/86        14,385              14,074
12/31/87        14,546              14,463
12/31/88        16,053              15,603
12/31/89        17,385              17,871
12/31/90        18,279              19,472
12/31/91        21,827              22,588
12/31/92        24,016              24,260
12/31/93        27,835              26,626
12/31/94        26,312              25,849

This chart assumes an initial gross investment of $10,000 made on 12/31/84. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. High yield fixed income securities generally are subject to greater market fluctuations and risk loss of income and principal than are investments in lower-yielding fixed income securities. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

* The Lehman Brothers' Aggregate Bond Index is an unmanaged but commonly used measure of bond performance. It is a combination of several Lehman Brothers' Fixed Income Indexes.

                           SCHEDULE OF INVESTMENTS
                              DECEMBER 31, 1994

                                                          MOODY'S
                                                            BOND       PAR
                                                           RATING     VALUE
                                                       (Unaudited)    (000)      VALUE(a)
                                                          --------    ------   ------------
U.S. GOVERNMENT SECURITIES--12.2%
U.S. Treasury Bonds--4.3%
 U.S. Treasury Bonds 7.875%, '04                           Aaa        $2,000    $2,005,622
 U.S. Treasury Bonds 6.25%, '23 (h)                        Aaa         1,500     1,218,279
                                                                                  ----------
                                                                                 3,223,901
                                                                                  ----------
U.S. Treasury Notes--2.6%
 U.S. Treasury Notes 6.875%, '96 (h)                       Aaa         2,000     1,971,700
                                                                                  ----------
Mortgage-Backed Securities--5.3%
 FHLMC 7.50%, '18                                          Aaa         1,000       983,459
 FNMA 7%, '24 (h)                                          Aaa         1,982     1,802,172
 FNMA 7%, '24                                              Aaa           945       858,630
 GNMA Seasoned 8%, '06                                     Aaa            22        21,108
 GNMA Seasoned 8%, '06                                     Aaa           290       284,494
                                                                                  ----------
                                                                                 3,949,863
                                                                                  ----------
TOTAL U.S. GOVERNMENT SECURITIES
(Identified cost $9,465,440)                                                     9,145,464
                                                                                  ----------
NON-CONVERTIBLE BONDS--40.8%
Airlines--2.1%
 GPA Delaware, Inc. 8.75%, '98                             Caa         2,000     1,540,000
                                                                                  ----------
Asset-Backed Securities--0.8%
 Ford 1991-B Guarantor Trust 6.50%, '96                    Aaa            68        68,022
 Fort Howard Corp. 11%, '02                                B             477       489,750
                                                                                  ----------
                                                                                   557,772
                                                                                  ----------
Building & Materials--4.9%
 Schuller Intl Group, Sr Note, 10.875%, '04                Ba          1,500     1,535,625
 USG Corp., Sr. Note, Series B 9.25%, '01                  B           2,250     2,134,687
                                                                                  ----------
                                                                                 3,670,312
                                                                                  ----------
Entertainment & Leisure--1.1%
 Turner Broadcasting 8.375%, '13 (h)                       Ba            975       787,312
                                                                                  ----------
Hospital Supply--0.7%
 Hallmark Healthcare Sr. Sub Nts 10.625%, '03              B             500       496,250
                                                                                  ----------
                      See Notes to Financial Statements

                                      2-10

                                  BOND SERIES
                                                          MOODY'S
                                                            BOND       PAR
                                                           RATING     VALUE
                                                       (Unaudited)    (000)      VALUE(a)
                                                       -----------    ------    ------------
Natural Gas--1.3%
 Transco Energy 9.625%, '00                                Ba         $  950    $   975,644
                                                                                  ----------
Non-Agency Mortgage Backed Securities--16.0%
 Chase Mortgage Finance Corp. Pooled 8.02%, '22            AA(f)         958        887,582
 Kearny Street 93-1,A Float 7.089%, '00                    AA (e)        253        252,704
 KPAC 7.18%, '05                                           BBB(e)        500        443,750
 Nomura Asset Sec Corp 94-MD2,A6, Float 7.14%, '03         A (f)       1,676      1,674,639
 Prudential Home Mortgage 144A 6.641%, '23 (c), (d)        NR          1,500      1,280,156
 Residential Funding Corp. 9.50%, '21                      A2            442        433,451
 Resolution Trust Corp. 7.90%, '23                         Aa          1,834      1,793,184
 Resolution Trust Corp. 6.55%, '24                         AAA         1,629      1,508,990
 Resolution Trust Corp. 8%, '26                            BBB(e)      1,985      1,768,441
 Resolution Trust Corp. 8%, '25                            BBB(e)        998        884,794
 Ryland Mortgage Securities Corp. 8.33%, '30               A- (e)      1,092      1,025,138
                                                                                  ----------
                                                                                 11,952,829
                                                                                  ----------
Oil--0.7%
 Union Texas Petroleum 8.25%, '99                          Ba            500        488,750
                                                                                  ----------
Paper & Forest Products--1.0%
 SD Warren Co. Sr Sub Nts 144A 12%, '04 (d)                B             750        770,625
                                                                                  ----------
Publishing, Broadcasting & Printing--1.3%
 SCI Television, Sr Note 11%, '05                          B             459        464,738
 Univision Television, Sr Sub Notes 11.75%, '01            B             500        529,375
                                                                                  ----------
                                                                                    994,113
                                                                                  ----------
Retail--5.4%
 Federated Dept Store W. I. 10%, '02 (g)                   Ba          4,000      4,030,000
                                                                                  ----------
Retail--Food--3.7%
 Curtice-Burns Foods, Inc. 144A 12.75%, '05 (d)            B           2,750      2,787,813
                                                                                  ----------
Retail--Food Service--0.1%
 ARA Services, Inc. 10.625%, '00                           Ba             54         56,363
                                                                                  ----------
Telecommunications Equipment--1.7%
 Nextel Comm. Sr Disc. Note (0%, '99), 9.75%, '04          B           1,000        355,000
 Panamsat L.P. Sr Sub Note (0%, '98), 11.375%, '03         B           1,500        933,750
                                                                                  ----------
                                                                                  1,288,750
                                                                                  ----------
TOTAL NON-CONVERTIBLE BONDS
(Identified cost $31,599,162)                                                    30,396,533
                                                                                  ----------
FOREIGN NON-CONVERTIBLE BONDS--15.3%
Argentina--1.4%
 Transport De Gas 144A 7.75%, '98 (d)                      NR          1,250      1,037,500
                                                                                  ----------
Brazil--1.2%
 Aracruz Celulose 10.375%, '02                             NR          1,000        917,500
                                                                                  ----------
Canada--1.8%
 Videotron Groupe Ltd. 10.25%, '02                         Ba          1,400      1,375,500
                                                                                  ----------
Chile--2.2%
 CSAV 144A 7.375%, '03 (d)                                 BBB(e)      2,000      1,650,000
                                                                                  ----------
Columbia--2.6%
 Centragas Yankee 144A 10.65%, '10 (d)                     BBB-(e)     2,000      1,905,000
                                                                                  ----------
Indonesia--1.9%
 P.T. Polysindo Sr. Note 13%, '01                          B           1,500      1,455,000
                                                                                  ----------

Mexico--2.5%
 Fomento Economico Mexicano 144A 9.50%, '97 (d)            NR         $1,000    $   920,000
 Grupo Embotellador 144A 10.75%, '97 (d)                   NR          1,000        957,500
                                                                                  ----------
                                                                                  1,877,500
                                                                                  ----------
Philippines--1.7%
 Subic Power Corp. 144A 9.50%, '08 (d)                     NR          1,466      1,231,020
                                                                                  ----------
TOTAL FOREIGN NON-CONVERTIBLE BONDS
(Identified cost $12,295,625)                                                    11,449,020
                                                                                  ----------
FOREIGN GOVERNMENT SECURITIES--7.6%
Argentina--1.2%
 Argentina BOC Trust Series Euro 144A 13.375%, '01 (d)     NR            500        422,500
 Republic of Argentina 8.375%, '03                         B             700        498,750
                                                                                  ----------
                                                                                    921,250
                                                                                  ----------
Brazil--2.3%
 Republic of Brazil Par YL4, (4%, '95), 6%, '24            NR          1,000        408,125
 Republic of Brazil EI-L Euro Floater 6.6875%, '06         NR          2,000      1,341,250
                                                                                  ----------
                                                                                  1,749,375
                                                                                  ----------
Costa Rica--1.7%
 Central Bank of Costa Rica, 6.25%, '10                    NR          2,200      1,232,000
                                                                                  ----------
Ecuador--0.5%
 Republic of Ecuador, PDI, WI, Euro,
   Floater 0%, '14 (g)                                     NR          1,000        370,000
                                                                                  ----------

                                                          MOODY'S
                                                            BOND       PAR
                                                           RATING     VALUE
                                                       (Unaudited)    (000)      VALUE(a)
                                                       -----------    ----      ----------
Poland--1.9%
 Poland Discount Global Euro Floater 6.812%, '24           NR         1,500      1,080,000
 Poland Global Reg'd Par (2.75%, '96) 5%, '24              NR         1,000        326,250
                                                                                 ----------
                                                                                 1,406,250
                                                                                 ----------
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified cost $5,864,176)                                                     5,678,875
                                                                                 ----------
MUNICIPAL TAX-EXEMPT BONDS--16.1%
California--1.1%
 San Diego, California 5%, '13                             Aaa        1,000        805,000
                                                                                 ----------
Colorado--0.5%
 Colorado Springs, Co Util Ref A 5.125%, '23               Aa           425        334,688
                                                                                 ----------
Florida--4.4%
 Florida State Turnpike Authority 5%, '14                  Aaa          450        373,500
 Jacksonville Electric Authority Rev 5.25%, '21            Aa         1,000        825,000
 Orlando & Orange County Expwy Rev 5.25%, '23              Aaa          425        350,094
 Orlando Utility Water/Electric Rev A 5.25%, '23           Aa           500        405,000
 Palm Beach Waste Rev Proj B 10.50%, '11                   NR         1,500      1,365,000
                                                                                 ----------
                                                                                 3,318,594
                                                                                 ----------
Indiana--0.8%
 Indiana Trans Fin Hwy Authority Rev
  Series A 5.25%, '15                                      Aaa          700        576,625
                                                                                 ----------
Michigan--0.2%
 Brighton School District 0%, '18                          Aaa          600        121,500
                                                                                 ----------

                      See Notes to Financial Statements

                                       2-11

                                  BOND SERIES

                                                          MOODY'S
                                                            BOND       PAR
                                                           RATING     VALUE
                                                       (Unaudited)    (000)      VALUE(a)
                                                       -----------    ------     --------
New York--1.0%
  New York Gov. Assistance Series E 5%, '21                A         $ 1,000    $   777,500
                                                                                  ----------
Pennsylvania--2.4%
  Pennsylvania Financial Development 6.75%, '07            NR          1,950      1,823,250
                                                                                  ----------
South Carolina--0.7%
  Spartanburg County Solid Waste Rev 7.55%, '24            NR            500        499,375
                                                                                  ----------
Texas--1.8%
  Lower Colorado River 5.30%, '06                          Aaa           550        504,625
  Lower Colorado River Authority Rev 5.25%, '15            Aaa         1,000        837,500
                                                                                  ----------
                                                                                  1,342,125
                                                                                  ----------
Virginia--1.9%
  Pittsylvania County Series B 7.65%, '10                  NR          1,500      1,438,124
                                                                                  ----------
Wisconsin--1.3%
  Wisconsin State G.O. 4.50%, '03                          Aa            400        347,000
  Wisconsin State G.O. 4.85%, '06                          Aa            750        655,312
                                                                                  ----------
                                                                                  1,002,312
                                                                                  ----------
TOTAL MUNICIPAL TAX-EXEMPT BONDS
(Identified cost $12,587,154)                                                    12,039,093
                                                                                  ----------
                                                                     SHARES
                                                                     ------
CONVERTIBLE PREFERRED STOCK--2.2%
Metals & Mining--2.2%
  Freeport-McMoRan Copper Cv. Pfd. 5%                                 78,000      1,618,500
                                                                                  ----------

                                                                      SHARES     VALUE(a)
                                                                      ------   ------------
TOTAL CONVERTIBLE PREFERRED STOCK
(Identified cost $1,828,122)                                                    $ 1,618,500
                                                                                  ----------
PREFERRED STOCK--1.0%
Paper & Forest Products--1.0%
  SD Warren Co., Pfd Unit 144A PIK (d)                                30,000        780,000
                                                                                  ----------
TOTAL PREFERRED STOCK
(Identified cost $750,000)                                                          780,000
                                                                                  ----------
TOTAL U.S. GOVERNMENT SECURITIES, NON-CONVERTIBLE
& FOREIGN NON-CONVERTIBLE BONDS, FOREIGN GOVERNMENT
SECURITIES, MUNICIPAL TAX-EXEMPT BONDS, CONVERTIBLE
PREFERRED & PREFERRED STOCKS--95.2%
(Identified cost $74,389,679)                                                    71,107,485
                                                                                  ----------

                                                          MOODY'S
                                                           BOND        PAR
                                                          RATING      VALUE
SHORT-TERM OBLIGATIONS--10.3%                          (Unaudited)    (000)
                                                       -----------    -----
Commercial Paper--6.2%
  Goldman Sachs Co. 6.20%, 1-3-95                            P-1     $2,675       2,674,079
  Philip Morris Cos. 5.90%, 1-4-95                           P-1      1,950       1,949,041
                                                                                 ------------
                                                                                  4,623,120
                                                                                 ------------
Federal Agency Securities--4.1%
  Student Loan Marketing Assn. 5.65%, 1-3-95                          3,040       3,039,046
                                                                                 ------------
TOTAL SHORT-TERM OBLIGATIONS
(Identified cost $7,662,166)                                                      7,662,166
                                                                                 ------------
TOTAL INVESTMENTS--105.5%
(Identified cost $82,051,845)                                                    78,769,651(b)
Cash and receivables, less liabilities--(5.5)%                                   (4,083,623)
                                                                                 ------------
NET ASSETS--100.0%                                                              $74,686,028
                                                                                 ============

(a) See Security Valuation under Note 2 of Notes to Financial Statements.
(b) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $567,864 and gross depreciation of $3,797,629 for income tax purposes. At December 31, 1994 the aggregate cost of securities for federal income tax purposes was $81,999,416.
(c) Private Placement.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. At December 31, 1994, these securities amounted to a value of $13,742,114 or 18.4% of net assets.
(e) As rated by Standard & Poor's.
(f) As rated by Fitch.
(g) When-issued security. See Note 2.
(h) These securities have been segregated for securities purchased on a when-issued basis. See Note (g).

                       See Notes to Financial Statements
                                      2-12

                                  BOND SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1994

Assets
 Investment securities at value (Identified cost $82,051,845)               $78,769,651
 Receivable for investment securities sold                                    4,273,542
 Investment income receivable                                                 1,076,816
 Tax reclaim receivable                                                          56,499
                                                                              ----------
  Total assets                                                               84,176,508
                                                                              ----------
Liabilities
 Cash overdraft                                                               1,174,367
 Payable for investment securities purchased                                  8,274,307
 Investment advisory fee                                                         32,309
 Administration fee                                                               3,658
 Accrued expenses                                                                 5,839
                                                                              ----------
  Total liabilities                                                           9,490,480
                                                                              ----------
Net Assets                                                                  $74,686,028
                                                                              ==========
Net Assets Consist of:
 Capital paid in on shares of beneficial interest                           $81,108,695
 Undistributed net investment income                                             23,073
 Accumulated net realized losses                                             (3,163,546)
 Net unrealized depreciation                                                 (3,282,194)
                                                                              ----------
Net Assets                                                                  $74,686,028
                                                                              ==========
Shares of beneficial interest outstanding, $1 par value, unlimited
  authorization                                                               8,315,737
                                                                              ==========
Net asset value and offering price per share                                      $8.98
                                                                              ==========


STATEMENT OF OPERATIONS
For the year ended December 31, 1994

Investment Income
 Interest                                                                   $ 6,113,619
 Dividends                                                                      106,220
                                                                              ----------
  Total investment income                                                     6,219,839
                                                                              ----------
Expenses
 Investment advisory fee                                                        375,544
 Administration fee                                                              45,065
 Trustees' fee                                                                   13,527
 Custodian                                                                       60,393
 Audit                                                                            6,632
 Printing                                                                         6,769
 Other                                                                           32,962
                                                                              ----------
  Total expenses                                                                540,892
  Less expenses borne by investment adviser                                     (47,356)
                                                                              ----------
  Net expenses                                                                  493,536
                                                                              ----------
  Net investment income                                                       5,726,303
                                                                              ----------
Net Realized and Unrealized Gain (Loss) on Investments
  Net realized loss from investment transactions                             (4,421,816)
                                                                              ----------
 Net unrealized appreciation (depreciation) of investment securities
  Beginning of period                                                         2,288,645
  End of period                                                              (3,282,194)
                                                                              ----------
 Net change in unrealized depreciation                                       (5,570,839)
                                                                              ----------
 Net realized and unrealized loss on investments                             (9,992,655)
                                                                              ----------
 Net decrease in net assets resulting from operations                       $(4,266,352)
                                                                              ==========

                       See Notes to Financial Statements
                                      2-13

                                  BOND SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                   Year            Year
                                                                                   Ended           Ended
                                                                                 12/31/94        12/31/93
                                                                                -----------   -------------
From Operations
 Net investment income                                                         $  5,726,303    $  4,017,024
 Net realized (loss) gain on securities                                          (4,421,816)      2,862,522
 Net change in unrealized (depreciation) appreciation                            (5,570,839)      1,411,512
                                                                                  ---------      -----------
 Net (decrease) increase in net assets resulting from operations                 (4,266,352)      8,291,058
                                                                                  ---------      -----------
From Distributions to Shareholders
 Net investment income ($0.73 and $0.66 per share, respectively)                 (5,746,498)     (4,027,774)
 Net realized gains ($0 and $0.15 per share, respectively)                               --      (1,093,428)
                                                                                  ---------      -----------
 Decrease in net assets resulting from distributions to shareholders             (5,746,498)     (5,121,202)
                                                                                  ---------      -----------
From Shares of Beneficial Interest Transactions
 Proceeds from sales of shares (4,380,630 and 5,116,613 shares,
  respectively)                                                                  42,304,393      52,504,477
 Net asset value of shares issued in conjunction with reinvestment of distributions of net  investment income (617,518 and 394,954 shares,
  respectively)                                                                   5,746,498       4,027,774
 Net asset value of shares issued in conjunction with reinvestment of
  distributions of net  realized gains (0 and 106,468 shares, respectively)              --       1,093,428
 Cost of shares repurchased (4,414,044 and 2,385,468 shares, respectively)      (42,745,168)    (24,492,115)
                                                                                  ---------      -----------
  Increase in net assets resulting from share transactions                        5,305,723      33,133,564
                                                                                  ---------      -----------
 Net (decrease) increase in net assets                                           (4,707,127)     36,303,420
Net Assets
 Beginning of period                                                             79,393,155      43,089,735
                                                                                  ---------      -----------
 End of period (including undistributed net investment income of $23,073 and
  $879,228, respectively)                                                      $ 74,686,028    $ 79,393,155
                                                                                  =========      ===========

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                                  Year Ended December 31,
                                               1994          1993          1992          1991          1990
                                            ----------    ----------    ----------   ----------    ------------
Net asset value, beginning of period          $10.27        $ 9.58        $ 9.33        $ 8.48        $ 8.85
Income from investment operations
 Net investment income                          0.72(1)       0.66(1)       0.66          0.74          0.80
 Net realized and unrealized (loss) gain       (1.28)         0.84          0.25          0.85         (0.37)
                                               --------      --------     --------      --------     ----------
  Total from investment operations             (0.56)         1.50          0.91          1.59          0.43
                                               --------      --------     --------      --------     ----------
Less distributions
 Dividends from net investment income          (0.73)        (0.66)        (0.66)        (0.74)        (0.80)
 Dividends from net realized capital
  gains                                           --         (0.15)           --            --            --
                                               --------      --------     --------      --------     ----------
  Total distributions                          (0.73)        (0.81)        (0.66)        (0.74)        (0.80)
                                               --------      --------     --------      --------     ----------
Change in net asset value                      (1.29)         0.69          0.25          0.85         (0.37)
                                               --------      --------     --------      --------     ----------
Net asset value, end of period                $ 8.98        $10.27        $ 9.58        $ 9.33        $ 8.48
                                               ========      ========     ========      ========     ==========
Total return                                   -5.47%        15.90%        10.03%        19.41%         5.14%
Ratios/supplemental data:
Net assets, end of period (thousands)        $74,686       $79,393       $43,090       $21,957       $13,558
Ratio to average net assets of:
 Operating expenses                             0.66%         0.65%         0.50%         0.50%         0.50%
 Net investment income                          7.62%         6.71%         7.47%         8.65%         9.26%
Portfolio turnover rate                          181%          169%          166%          269%          318%

(1) Includes reimbursement of operating expenses by investment adviser of $0.006 and $0.005 per share, respectively.
The components of income from investment operations are calculated based on the average number of shares outstanding at each quarter end.

                      See Notes to Financial Statements
                                      2-14

                             TOTAL RETURN SERIES

   The U.S. stock market had a difficult year in 1994, and the bond market had one of its worst years in decades. The bond market registered declines ranging from 3.8% on intermediate Treasury bonds to 7.50% on long-term Treasuries. The Standard & Poor's 500, which is the most representative index for stocks, increased 1.3% in 1994. Many international stock markets posted double digit declines.

   For our Total Return Series, we compare ourselves against other total return funds as embodied in the Lipper Analytical Service flexible fund category. In 1994 the fund declined 1.45% compared to a 2.65% decline for the average flexible fund.

   The fund benefited from a lack of exposure to bonds early in the year, and a lack of exposure to international markets, such as Mexico.

   Unlike last year when we entered the year with 2% in bonds, we begin 1995 with some 20% in bonds. The increase in yields during 1994 have made bond returns more attractive from a risk/return perspective. All our bonds are U.S. Treasuries, and unlike many flexible funds, we engage in no derivatives, structured notes or other illiquid, not publicly prices issues. If interest rates increase further in 1995, we are likely to add to our existing bond allocation. As the Federal Reserve tightens monetary policy in 1995, we expect intermediate and long-term Treasuries to post significantly better returns than 1994.

   The long-term outlook for stocks is improving due to the combination of recent subpar market performance and rising earnings. This has improved the overall valuation of stocks. The short-term outlook, however, remains problematic. The huge cash inflows into equity mutual funds is slowing as short term interest rates provide more competitive returns. Secondly, the U.S. economy has reached a stage of expansion where corporate earnings become more labored. We believe, however, that several areas of speculative excess have gradually been squeezed out of the market over the past several years starting with the decline in biotechnology stocks through the recent decline in Mexican stocks. Thus, we are more receptive to increasing our equity allocation as opportunities develop. We expect equity returns in 1995 to exceed last year's returns.

   In brief, we have maintained a cautious asset allocation in our Fund over the past three years. We expect that the next two years will produce better returns in the bond and stock markets.

   Thank you for your continued confidence and participation in the Fund.

[LINE DATA]

Average Annual Total Return:
 1 Year Ending 12/31/94          -1.45%
 5 Years Ending 12/31/94         10.61%
10 Years Ending 12/31/94         12.89%

                                               Lipper
                Total                        Analytical
               Return         S&P 500          Service
               Series      Stock Index*     Flexible Fund**
               -------     ------------     ---------------
12/31/84        10,000         10,000          10,000
12/31/85        12,716         13,164          12,043
12/31/86        14,701         15,615          13,789
12/31/87        16,550         16,423          14,689
12/31/88        16,936         19,133          15,810
12/31/89        20,303         25,177          18,490
12/31/90        21,444         24,393          18,466
12/31/91        27,757         31,792          23,022
12/31/92        30,719         34,211          24,767
12/31/93        34,104         37,644          27,712
12/31/94        33,609         38,155          26,978

This chart assumes an initial gross investment of $10,000 made on 12/31/84. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

   *The S&P 500 Stock Index is an unmanaged but commonly used measure of stock total return performance.

   **The Lipper Analytical Services Flexible Fund category is composed of 223 funds and is based on reinvestment of all distributions.

                        See Notes to Financial Statements
                                      2-15

                              TOTAL RETURN SERIES
                           SCHEDULE OF INVESTMENTS
                              December 31, 1994

                                                STANDARD
                                                & POOR'S      PAR
                                                 RATING      VALUE
                                              (Unaudited)    (000)       VALUE((a))
                                                 --------    -------   -------------
U.S. GOVERNMENT SECURITIES--18.6%
U.S. TREASURY BONDS--9.6%
  U.S. Treasury Bonds 7.875%, '04                  AAA      $17,000     $17,047,787
  U.S. Treasury Bonds 7.50%, '24                   AAA       11,300      10,802,077
                                                                          -----------
                                                                         27,849,864
                                                                          -----------
U.S. TREASURY NOTES--9.0%
  U.S. Treasury Notes 7.25%, '96                   AAA        7,000       6,940,710
  U.S. Treasury Notes 7.375%, '97                  AAA        7,000       6,918,590
  U.S. Treasury Notes 6.50%, '99                   AAA       12,800      12,161,920
                                                                          -----------
                                                                         26,021,220
                                                                          -----------
TOTAL U.S. GOVERNMENT SECURITIES
(Identified cost $54,288,463)                                            53,871,084
                                                                          -----------

                                                               SHARES
                                                               ------
COMMON STOCKS--28.8%
Advertising--2.4%
  Interpublic Group Companies, Inc.                           108,400     3,482,350
  Omnicom Group, Inc.                                          65,000     3,363,750
                                                                           ---------
                                                                          6,846,100
                                                                           ---------
Beverages--0.5%
  Coca-Cola Co.                                                25,000     1,287,500
                                                                           ---------

Chemical--Specialty--0.6%
  Loctite Corp.                                                40,000     1,860,000
                                                                           ---------

Computer Software & Services--2.1%
  General Motors Corp. Class E                                156,400     6,021,400
                                                                           ---------

Cosmetics & Soaps--0.5%
  Procter & Gamble Co.                                         25,000     1,550,000
                                                                           ---------

Drugs--0.9%
  Schering-Plough Corp.                                        20,000     1,480,000
  Warner-Lambert Co.                                           14,000     1,078,000
                                                                           ---------
                                                                          2,558,000
                                                                           ---------
Electrical Equipment--0.8%
  Emerson Electric Co.                                         37,000     2,312,500
                                                                           ---------

Entertainment & Leisure--1.6%
  Walt Disney Co.                                             101,700     4,690,912
                                                                           ---------
Food--0.9%
  Campbell Soup Co.                                            61,100     2,696,038
                                                                           ---------
Hospital Supply--1.4%
  Abbott Labs                                                  42,000     1,370,250
  Johnson & Johnson                                            40,000     2,190,000
  Medtronic, Inc.                                               8,000       445,000
                                                                           ---------
                                                                          4,005,250
                                                                           ---------
Lodging & Restaurants--3.0%
  Marriott International, Inc.                                 72,100     2,027,812
  McDonald's Corp.                                            230,000     6,727,500
                                                                           ---------
                                                                          8,755,312
                                                                           ---------
Miscellaneous--3.5%
  Eastman Kodak Co.                                           119,000     5,682,250
  Minnesota Mining & Manufacturing Co.                         83,000     4,430,125
                                                                           ---------
                                                                         10,112,375
                                                                           ---------
Office & Business Equipment--0.6%
  Xerox Corp.                                                  17,800     1,762,200
                                                                           ---------

                                                              SHARES      VALUE(a)
                                                               ------   -----------
Professional Services--0.1%
  First Data Systems Corp.                                      7,700    $   364,788
                                                                           ---------

Publishing, Broadcasting & Printing--5.4%
  CBS, Inc.                                                    96,500      5,343,688
  Capital Cities/ABC, Inc.                                     35,000      2,983,750
  Gannett, Inc.                                               135,000      7,188,750
                                                                           ---------
                                                                          15,516,188
                                                                           ---------
Retail--1.9%
  Federated Department Stores, Inc.(c)                         84,400      1,624,700
  Toys R Us(c)                                                 32,000        976,000
  Wal-Mart Stores, Inc.                                       140,000      2,975,000
                                                                           ---------
                                                                           5,575,700
                                                                           ---------
Retail--Food--0.4%
  Sysco Corp.                                                  40,000      1,030,000
                                                                           ---------
Telecommunications Equipment--0.9%
  Motorola, Inc.                                               45,000      2,604,375
                                                                           ---------
Utility--Telephone--1.3%
  Airtouch Communications, Inc.(c)                            126,000      3,669,750
                                                                           ---------
TOTAL COMMON STOCKS
(Identified cost $80,950,246)                                             83,218,388
                                                                           ---------
FOREIGN COMMON STOCKS--5.6%
  Beverages--1.0%
  LVMH Moet Hennessy FRF10 (France)                            18,500      2,922,260
                                                                           ---------
Conglomerates--0.3%
  Grupo Carso (Mexico),(c)                                    130,000        963,300
                                                                           ---------
Machinery--0.7%
  Fanuc (Japan)                                                45,000      2,115,450
                                                                           ---------
Retail--1.0%
  Hennes & Mauritz (Sweden)                                    55,000      2,818,750
                                                                           ---------
Telecommunications Equipment--1.0%
  Ericsson L.M. Telephone Co. Class B. ADR (Sweden)            52,000      2,866,500
                                                                           ---------
Utility--Electric--0.6%
  Huaneng Power International, Inc. ADR (China),(c)           101,800      1,501,550
                                                                           ---------
Utility--Telephone--1.0%
  Vodafone Group PLC ADR (United Kingdom)                      85,000      2,858,125
                                                                           ---------
TOTAL FOREIGN COMMON STOCKS
(Identified cost $17,083,023)                                             16,045,935
                                                                           ---------
TOTAL U.S. GOVERNMENT SECURITIES, COMMON
AND FOREIGN COMMON STOCKS--53.0%
(Identified cost $152,321,732)                                           153,135,407
                                                                           ---------

                                                     STANDARD
                                                     & POOR'S     PAR
                                                      RATING     VALUE
                                                  (Unaudited)    (000)
                                                      --------    -----
SHORT-TERM OBLIGATIONS--46.8%
Commerical Paper--26.0%
  Exxon Imperial U.S., Inc. 5.95%, 1-5-95                A-1+     $6,500    6,495,703
  Amoco Co. 5.90%, 1-6-95                                A-1+      2,784    2,781,719
  Wisconsin Electric Power Co. 5.90%, 1-9-95             A-1+      4,455    4,449,159
  BellSouth Capital Funding Corp. 5.70%, 1-10-95         A-1+      5,000    4,992,875
  Gannett Co. 5.85%, 1-11-95 (d)                         A-1+      6,360    6,349,665
  General Re Corp. 5.97%, 1-11-95                        A-1+      2,370    2,366,070
  BellSouth Telecommunications, Inc. 5.80%, 1-12-95      A-1+      6,000    5,989,366

                      See Notes to Financial Statements
                                      2-16

                               TOTAL RETURN SERIES

                                                     STANDARD
                                                     & POOR'S     PAR
                                                      RATING     VALUE
                                                  (Unaudited)    (000)      VALUE(a)
                                                      --------    -----   -------------
Commercial Paper--continued
  Exxon Imperial U.S., Inc. 5.825%, 1-12-95              A-1+    $ 1,115     $ 1,113,015
  Anheuser-Busch Cos., Inc. 5.925%, 1-17-95              A-1+      5,000       4,986,834
  Anheuser-Busch Cos., Inc. 6.02%, 1-18-95               A-1+      6,175       6,157,446
  BellSouth Telecommunications, Inc. 5.68%, 1-18-95      A-1+      3,020       3,011,900
  Southwestern Bell Telephone 5.85%, 1-19-95             A-1+      5,475       5,458,985
  Philip Morris Cos. 5.78%, 1-20-95                      A-1       3,495       3,484,339
  Goldman Sachs Co. 6%, 1-24-95                          A-1+      5,710       5,688,112
  Campbell Soup Co. 5.80%, 1-26-95                       A-1+     10,000       9,959,722
  Minnesota Mining & Manufacturing 5.87%, 1-30-95        A-1+      2,000       1,990,543
                                                                             -----------
                                                                              75,275,453
                                                                             -----------

                                                                  PAR
                                                                 VALUE
                                                                 (000)      VALUE(a)
                                                                 -----   -------------
Federal Agency Securities--20.8%
  Federal Home Loan Mortgage 5.90%, 1-3-95                       $ 6,925    $  6,922,730
  Student Loan Marketing Assn. 5.75%, 1-4-95                       5,255       5,252,482
  Federal Farm Credit Bank 5.87%, 1-6-95                           4,800       4,796,086
  Federal National Mortgage Assn. 5.95%, 1-9-95                    4,000       3,994,711
  Federal Home Loan Mortgage 5.94%, 1-13-95                       10,810      10,788,596
  Tennessee Valley Authority 5.90%, 1-19-95                        6,000       5,982,300
  Federal Home Loan Banks 5.95%, 1-23-95                           5,350       5,330,547
  Federal Home Loan Banks 5.93%, 1-25-95                           2,960       2,948,298
  Federal National Mortgage Assn. 5.85%, 2-1-95                    1,465       1,457,620
  Federal Farm Credit Bank 6%, 2-2-95                              3,730       3,710,107
  Federal National Mortgage Assn. 5.95%, 2-17-95                   4,915       4,876,820
  Federal National Mortgage Assn. 6.51%, 6-29-95                   4,255       4,117,269
                                                                              -----------
                                                                              60,177,566
                                                                              -----------
TOTAL SHORT-TERM OBLIGATIONS
(Identified cost $135,453,019)                                               135,453,019
                                                                              -----------
TOTAL INVESTMENTS--99.8%
(Identified cost $287,774,751)                                               288,588,426(b)
Cash and receivables, less liabilites--0.2%                                      494,965
                                                                              -----------
NET ASSETS--100.0%                                                          $289,083,391
                                                                              ===========


(a) See Security Valuation under Note 2 of Notes to Financial Statements.
(b) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $4,733,931 and gross depreciation of $4,064,348 for income tax purposes. At December 31, 1994 the aggregate cost of securities for federal income tax purposes was $287,918,843.
(c) Non-income producing.
(d) Security is a private placement and represents 2.2% (at market value) of the net assets at December 31, 1994. The security was purchased on December 8, 1994, with a cost of $6,324,861. The Series will bear any cost, including those involved in registration under the Securities Act of 1933, in connection with the disposition of this security.
ADR--American Depository Receipt

                      See Notes to Financial Statements
                                      2-17

                              TOTAL RETURN SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1994

Assets
 Investment securities at value (Identified cost $287,774,751)                     $288,588,426
 Cash                                                                                    74,313
 Investment income receivable                                                           689,164
                                                                                     -----------
  Total assets                                                                      289,351,903
                                                                                     -----------
Liabilities
 Investment advisory fee                                                                173,437
 Administration fee                                                                      14,601
 Trustees' fee                                                                            9,315
 Accrued expenses                                                                        71,159
                                                                                     -----------
  Total liabilities                                                                     268,512
                                                                                     -----------
Net Assets                                                                         $289,083,391
                                                                                     ===========
Net Assets Consist of:
 Capital paid in on shares of beneficial interest                                  $288,414,648
 Distributions in excess of net investment income                                       (22,102)
 Accumulated net realized losses                                                       (122,830)
 Net unrealized appreciation                                                            813,675
                                                                                     -----------
Net Assets                                                                         $289,083,391
                                                                                     ===========
Shares of beneficial interest outstanding, $1 par value, unlimited
  authorization                                                                      22,791,111
                                                                                     ===========
Net asset value and offering price per share                                             $12.68
                                                                                     ===========


STATEMENT OF OPERATIONS
For the year ended December 31, 1994

Investment Income
 Dividends                                                                         $  2,026,632
 Interest                                                                             7,541,388
                                                                                     -----------
  Total investment income                                                             9,568,020
                                                                                     -----------
Expenses
 Investment advisory fee                                                              1,648,730
 Administration fee                                                                     166,225
 Trustees' fee                                                                           13,527
 Custodian                                                                               46,652
 Audit                                                                                   17,528
 Printing                                                                                61,857
 Other                                                                                  120,905
                                                                                     -----------
  Total expenses                                                                      2,075,424
  Less expenses borne by investment adviser                                             (12,848)
                                                                                     -----------
  Net expenses                                                                        2,062,576
                                                                                     -----------
  Net investment income                                                               7,505,444
                                                                                     -----------
Net Realized and Unrealized Gain (Loss) on Investments
  Net realized loss from investment transactions                                     (3,638,256)
                                                                                     -----------
 Net realized loss on foreign currency and foreign currency related
  transactions                                                                         (130,541)
                                                                                     -----------
 Net unrealized appreciation (depreciation) of investment securities
  Beginning of period                                                                 8,187,979
  End of period                                                                         813,675
                                                                                     -----------
 Net change in unrealized depreciation                                               (7,374,304)
                                                                                     -----------
Net realized and unrealized loss on investments                                     (11,143,101)
                                                                                     -----------
Net decrease in net assets resulting from operations                               $ (3,637,657)
                                                                                     ===========

                       See Notes to Financial Statements
                                      2-18

                              TOTAL RETURN SERIES
STATEMENT OF CHANGES IN NET ASSETS

                                                                                     Year            Year
                                                                                     Ended           Ended
                                                                                   12/31/94        12/31/93
                                                                                  -----------   -------------
From Operations
 Net investment income                                                           $  7,505,444    $  3,743,095
 Net realized (loss) gain on securities                                            (3,638,256)     17,421,132
 Net realized loss on foreign currency and foreign currency related
  transactions                                                                       (130,541)             --
 Net change in unrealized depreciation                                             (7,374,304)        (40,889)
                                                                                    ---------      -----------
  Net (decrease) increase in net assets resulting from operations                  (3,637,657)     21,123,338
                                                                                    ---------      -----------
From Distributions to Shareholders
 Net investment income ($0.37 and $0.23 per share, respectively)                   (7,923,603)     (3,713,654)
 Net realized gains ($0.46 and $0.32 per share, respectively)                      (9,607,065)     (5,146,543)
                                                                                    ---------      -----------
 Decrease in net assets resulting from distributions to shareholders              (17,530,668)     (8,860,197)
                                                                                    ---------      -----------
From Shares of Beneficial Interest Transactions
 Proceeds from sales of shares (6,357,542 and 6,738,361 shares, respectively)      84,155,117      90,685,833
 Net asset value of shares issued in conjunction with the reinvestment of distributions of  net investment income (616,310 and 274,890 shares,
  respectively)                                                                     7,923,603       3,713,654
 Net asset value of shares issued in conjunction with the reinvestment of distributions of  net realized gains (751,139 and 383,492 shares,
  respectively)                                                                     9,607,065       5,146,543
 Cost of shares repurchased (3,611,175 and 1,442,456 shares, respectively)        (47,445,390)    (19,425,620)
                                                                                    ---------      -----------
  Increase in net assets resulting from share transactions                         54,240,395      80,120,410
                                                                                    ---------      -----------
 Net increase in net assets                                                        33,072,070      92,383,551
Net Assets
 Beginning of period                                                              256,011,321     163,627,770
                                                                                    ---------      -----------
 End of period (including distributions in excess of net investment income and undistributed net investment income of $22,102 and $795,544,
  respectively)                                                                  $289,083,391    $256,011,321
                                                                                    =========      ===========

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                                            Year Ended December 31,
                                                      1994         1993         1992        1991        1990
                                                    ---------   ---------    ---------     --------    --------
Net asset value, beginning of period                 $13.71       $12.86       $12.97      $11.07       $11.05
Income from investment operations
 Net investment income                                 0.36(1)      0.23         0.37        0.42         0.58
 Net realized and unrealized (loss) gain              (0.56)        1.17         0.99        2.76         0.02
                                                      -------      -------      -------      ------      ------
  Total from investment operations                    (0.20)        1.40         1.36        3.18         0.60
                                                      -------      -------      -------      ------      ------
Less distributions
 Dividends from net investment income                 (0.37)       (0.23)       (0.37)      (0.42)       (0.58)
 Dividends from net realized gains                    (0.46)       (0.32)       (1.10)      (0.86)        --
                                                      -------      -------      -------      ------      ------
  Total distributions                                 (0.83)       (0.55)       (1.47)      (1.28)       (0.58)
                                                      -------      -------      -------      ------      ------
Change in net asset value                             (1.03)        0.85        (0.11)       1.90         0.02
                                                      -------      -------      -------      ------      ------
Net asset value, end of period                       $12.68       $13.71       $12.86      $12.97       $11.07
                                                      =======      =======      =======      ======      ======
Total return                                          -1.45%       11.02%       10.67%      29.44%        5.62%
Ratios/supplemental data:
Net assets, end of period (thousands)              $289,083     $256,011     $163,628     $98,415      $62,839
Ratio to average net assets of:
 Operating expenses                                    0.74%        0.74%        0.50%       0.50%        0.50%
 Net investment income                                 2.71%        1.82%        2.90%       3.48%        5.39%
Portfolio turnover rate                                 220%         269%         326%        255%         302%

(1) Includes reimbursement of operating expenses by investment adviser of $0.001 per share.
The components of income from investment operations are calculated based on the average number of shares outstanding at each quarter end.

                       See Notes to Financial Statements
                                      2-19

                              INTERNATIONAL SERIES

   Most global markets experienced difficulty in 1994 after the U.S. Federal Reserve began raising interest rates in February. The economic recovery which was well established in the U.S. spread to the hard core markets of Europe. Growth throughout the year was better than initially expected, causing estimates for both 1994 and 1995 GDP to be continually revised upward. Earnings were generally in line with expectations, although companies closer to the consumer experienced very sluggish conditions, while those exposed to basic and industrial goods saw better demand and better pricing for their products. Asia and Latin America continued to expand faster than the developed world; however, their link to the U.S. dollar and U.S. interest rates has hampered their markets' performance. The exception to solid economic growth in 1994 was Japan. It provided both the best stock market performance and the worst economic performance--both economic and corporate profits projections were scaled back continually over the course of the year. The economy has bottomed, but is recovering very slowly, hampered by the strong yen and weak domestic consumption.

   The fund rose 0.03% over the fiscal year ending December 31, 1994 vs. the MSCIP EAFE index which rose 7.8% (in U.S.$) and the Lipper International Fund subgroup which fell -0.71%. The Japanese market was the major contributor to the EAFE index, increasing 21.4% in U.S. dollars and 8.6% when measured in yen. Excluding Japan, the rest of the index declined 1.1% in U.S. dollar terms. Apart from the currency gain due to the weakness of the U.S. dollar, most markets showed declines when measured in their local currencies. Europe fell 8.5% (+2.3% in $) while the Pacific Basin excluding Japan fell 19.5% (-14.3% in $).

   In local currency terms, the best performing markets other than Japan were Finland (+24.5%), Norway (+11.1%), Italy (+5.7%), and Sweden (+5.5%). The
worst performing markets were Hong Kong (-28.8%), Malaysia (-24.1%), Austria (-16.2%), France (-14.3%), Spain (-12.3%), and the U.K. (-7.0%). The fund was helped by its overweight positions in Finland and Sweden, as well as in Italy earlier in the year. It also benefited by not holding currency hedges, as the dollar was weak throughout most of the year. The fund was hurt by being underweight in Japan in the first two calendar quarters of 1994, and by being more exposed to France than Germany since the French market underperformed the German one for most of the year. Also of benefit was the gradual reaccumulation of Asian stocks in July and August, as those markets began outperforming Japan from that point in time.

   World markets are closely following trends in the United States. As the interest rate curve in the U.S. continues to flatten, foreign bond markets are showing signs of stabilization. However, it is likely that as 1995 wears on, strong growth in Europe will provoke a tightening from those central banks, perhaps as early as the first quarter of 1995. Since long bonds have already risen in lock step with those in the U.S., it seems likely that equity markets will re-focus on earnings growth. We expect that solid economic progress coupled with benefits from restructuring will provide good corporate profits growth in most countries in 1995. In the shorter term, fears of rising interest rates will dominate. However, in 1995 as U.S. growth begins to slow, growth abroad, particularly in Europe and Japan, should accelerate. Asian and Latin markets may make little progress in the near term due to their links with U.S. interest rates and their own strong domestic growth which will continue to put pressure on short-term interest rates. However, Asian markets in particular will provide above average returns over the long- term, and the fund will look for buying opportunities. We recently increased exposure to Japan which had been quite underweight both its benchmark and its peer group. Many Japanese companies and the economy as a whole should see better progress with a slightly weaker yen. Growth in Japan will not be exceptionally strong, but it remains the country with the most overcapacity and the least need to raise interest rates. We think a rising dollar (within its past 1-2 year trading range) is likely as long as the Fed retains its anti-inflation credibility. The fund has begun hedging part of its foreign currency exposure. The current structure of interest rates means we can do so at almost no cost to the fund.

[LINE DATA]
Average Annual Total Return:
1 Year Ending 12/31/94 0.03%
Inception to 12/31/94  6.26%

                              Europe, Australia      EAFE
               International      and the          Excluding
                  Series       Far East (EAFE)*      JAPAN
               -------------  -----------------    ---------
5/1/85            10,000          10,000            10,000
12/31/90           9,190          10,962            10,998
12/31/91          11,008          12,291            12,684
12/31/92           9,589          10,795            12,255
12/31/93          13,275          14,310            16,786
12/31/94          13,279          15,423            16,598


This chart assumes an initial gross investment of $10,000 made on 5/1/90 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

*The Morgan Stanley Capital International EAFE index is an unmanaged but commonly used measure of foreign stock fund performance which includes dividends reinvested. The EAFE index is an aggregate of 15 individual country indexes in Europe, Australia, New Zealand and the Far East.

                      See Notes to Financial Statements
                                      2-20

                              INTERNATIONAL SERIES
                             SCHEDULE OF INVESTMENTS
                                December 31, 1994

                                                      SHARES       VALUE(a)
                                                      --------   -------------
EQUITIES AND EQUIVALENTS--81.6%
ARGENTINA--0.5%
  Quilmes Industrial SA (Beverages)                     28,000      $   672,000
                                                                     -----------
AUSTRALIA--1.8%
  Broken Hill Proprietary Company, Ltd. (Retail)        67,000        1,017,577
  Woolworths Ltd. (Retail)                             657,000        1,426,931
                                                                     -----------
                                                                      2,444,508
                                                                     -----------
BELGIUM--1.0%
  Arbed SA GDS (Metals & Mining) (c)                     9,000        1,348,728
                                                                   -----------
CHILE--1.1%
  Compania de Telefonos de Chile ADR
   (Utilities--Electric)                               18,000        1,417,500
                                                                   -----------
CHINA--0.8%
  Huaneng Power International, Inc. ADR
   (Utility--Electric) (c)                              75,000       1,106,250
                                                                   -----------
FINLAND--6.4%
  Benefon OY (Electronics) (c)                           6,570       2,148,644
  Nokia AB (Telecommunications Equipment)               36,400       5,360,734
  Valmet (Machinery) (c)                                56,800       1,079,793
                                                                   -----------
                                                                     8,589,171
                                                                   -----------
FRANCE--5.4%
  Cie Francaise de Petroleum TOTAL (Oil)                28,000       1,627,523
  Ecco (Professional Services)                           8,010         951,588
  Ecco Travail Temporaire SA (Professional
   Services)                                            10,060         563,633
  Epeda-Bertrand Faure (Auto Parts)                      6,165       1,047,774
  Moulinex (Household Furniture & Appliances)           33,366         628,344
  Pinault-Printemps, SA (Retail)                         7,668       1,362,127
  Societe Televison Francais 1 (Publishing,
   Broadcasting & Printing)                             12,700       1,152,274
                                                                    -----------
                                                                     7,333,263
                                                                    -----------
GERMANY--3.2%
  Fresenius AG (Medical Technology)                      3,900       1,882,065
  Jungheinrich AG (Machinery)                            4,566       1,045,761
  SAP AG (Computer Software & Services)                  2,400       1,359,484
                                                                    -----------
                                                                     4,287,310
                                                                    -----------
HONG KONG--1.1%
  Hutchison Whampoa (Miscellaneous)                    238,000         962,828
  National Mutual Asia Ltd. (Insurance)                770,000         507,561
                                                                    -----------
                                                                     1,470,389
                                                                    -----------
INDONESIA--1.4%
  PT Astra International Indonesia (Conglomerates)     120,000         229,300
  PT International Bank of Indonesia (Banks)           518,000       1,649,681
                                                                    -----------
                                                                     1,878,981
                                                                    -----------
ITALY--0.9%
  Telecom Italia SPA (Utility--Telephone)              455,000       1,183,603
                                                                    -----------

JAPAN--19.4%
  Amada Metrecs (Machinery)                             68,000       1,165,481
  Canon Sales (Miscellaneous)                           41,000       1,241,054
  Daikin Manufacturing (Auto & Truck Parts)             55,000       1,157,662
  Daiwa Securities Company Ltd. (Financial
   Services)                                           136,000       1,962,915
  Fanuc (Machinery)                                     25,000       1,175,203
  Futaba Industrial (Auto & Truck Parts)                54,000       1,125,789
  Nichiei Company Ltd. (Financial Services)             11,000         705,623
  Nippon Telegraph & Telephone Corp.
   (Utility--Telephone)                                    180       1,589,456
  Nippondenso Co. Ltd. (Auto & Truck Parts)            102,000       2,146,938
  Nisshin Steel Co. Ltd. (Metals & Mining)             344,000       1,730,861
  Omron Corp. (Electrical Equipment)                    68,000       1,254,084
  Rohm Co. (Electronics)                                46,000       1,945,675
  SMC Corp. (Machinery)                                 22,000       1,250,276
  Sankyo Co. Ltd. (Chemical Specialty)                  48,000       1,193,144
  Sega Enterprise (Entertainment & Leisure)             30,000       1,728,977
  Sharp Corp. (Electronics)                             83,000       1,497,444
  Sumitomo Metal Industries (Metals & Mining) (c)      450,000       1,456,851
  TDK Corp. (Electronics)                               37,000       1,791,220
                                                                    -----------
                                                                    26,118,653
                                                                    -----------
KOREA--1.2%
  Korea Growth Trust (Miscellaneous)                        20         680,000
  Pohang Iron & Steel Co. Ltd. ADR (Metals &
   Mining) (c)                                          34,000         994,500
                                                                    -----------
                                                                     1,674,500
                                                                    -----------
MALAYSIA--0.9%
  Aokam Perdana Berhad (Paper & Forest Products)        18,000         111,377
  Public Bank Berhad (Banks)                           140,000         279,616
  Technology Resources Industries Berhad
   (Miscellaneous)                                     275,000         877,717
                                                                    -----------
                                                                     1,268,710
                                                                    -----------
MEXICO--1.2%
  Grupo Situr SA de CV (Lodging & Restaurants)         501,909       1,039,486
  Tolmex SA de CV (Building & Materials)                65,000         554,315
                                                                    -----------
                                                                     1,593,801
                                                                    -----------
NETHERLANDS--5.2%
  Akzo Nobel (Chemical)                                 12,600       1,455,103
  Hagemeyer N.V. (Conglomerates)                        19,836       1,617,469
  N.V. Koninklijke Sphinx (Building & Materials)        41,175       1,276,560
  Randstad Holdings N.V. (Professional Services)        30,300       1,639,584
  Royal PTT Nederland N.V. (Utility-- Telephone)        30,000       1,011,353
                                                                    -----------
                                                                     7,000,069
                                                                    -----------
PERU--1.0%
  Compania Peruano de Telefonos (Utility--
   Telephone)                                        1,125,000       1,305,021
                                                                    -----------

PHILLIPPINES--0.7%
  J.G. Summit Holdings (Conglomerates)               1,700,000         620,082
  Manila Electric Co. (Utility--Electric)               24,500         336,373
                                                                    -----------
                                                                       956,455
                                                                    -----------
SINGAPORE--2.8%
  City Developments Ltd. (Property Development)        244,000       1,364,017
  United Overseas Bank Ltd. (Banks)                    126,000       1,330,955
  United Overseas Land Ltd. (Property Development)     589,000       1,135,256
                                                                    -----------
                                                                     3,830,228
                                                                    -----------

SWEDEN--8.3%
  Allgon AB (Telecommunications Equipment)              54,000       1,016,949
  Arjo AB (Hospital Supply) (c)                        159,500       2,917,945
  Astra AB (Drugs)                                     100,350       2,591,767
  Catena Corp. (Retail) (c)                            109,200         932,768
  Hennes & Mauritz AB (Retail)                          39,900       2,044,915
  Volvo AB (Auto & Trucks)                              85,750       1,614,878
                                                                    -----------
                                                                    11,119,222
                                                                    -----------
                        See Notes to Financial Statements
                                       2-21

                              INTERNATIONAL SERIES

SWITZERLAND--2.3%
  BBC Brown Boveri AG Bearer (Electrical Equipment)      1,380    $  1,188,492
  BBC Brown Boveri AG Registered (Electrical
   Equipment)                                           11,500       1,898,211
                                                                   -----------
                                                                     3,086,703
                                                                   -----------
THAILAND--2.3%
  Advanced Info Service Plc (Utility--Telephone)        28,000         388,130
  PTT Exploration & Production (Oil)                   154,000       1,594,901
  Thai Farmers Bank Ltd. Plc (Banks)                   129,000       1,048,237
                                                                    -----------
                                                                     3,031,268
                                                                    -----------
UNITED KINGDOM--12.7%
  Astec (BSR) (Electronics)                          1,110,000       1,467,611
  Bell Cablemedia ADR (Entertainment & Leisure) (c)     37,600         761,400
  Blue Circle Industries (Building & Materials)        383,000       1,689,970
  British Petroleum Co. (Oil)                          200,248       1,333,211
  Carlton Communications (Telecommunications
   Equipment)                                           96,000       1,346,644
  Compass Group (Lodging & Restaurant)                  33,000         174,010
  East Midlands Electricity (Utility--Electric)        110,880       1,459,084
  House of Fraser (Retail)                             394,500       1,077,144
  Next (Retail)                                        414,500       1,666,821
  Powergen (Utility--Electric)                         167,911       1,405,608
  Takare Plc (Hospital Management & Services)          497,000       1,710,843
  Vodafone Group ADR (Utilities--Telephone)             45,000       1,513,125
  WPP Group Plc (Advertising)                          874,000       1,497,465
                                                                    -----------
                                                                    17,102,936
                                                                    -----------
TOTAL EQUITIES AND EQUIVALENTS
  (Identified cost $105,998,595)                                   109,819,269
                                                                    -----------

                                             STANDARD
                                             & POOR'S     PAR
                                              RATING     VALUE
                                          (Unaudited)    (000)
                                              --------    ------
SHORT-TERM OBLIGATIONS--18.2%
Commerical Paper--14.4%
Student Loan Marketing Assn. 5.65%,
  1-3-95                                       A-1+      $5,440     5,438,293
Philip Morris Cos., Inc. 5.90%, 1-4-95         A-1+       3,615     3,613,222
H.J. Heinz Co. 6.00%, 1-5-95                   A-1+       3,700     3,697,534
BellSouth Telecommunications Inc. 5.85%,
  1-6-95                                       A-1+       1,635     1,633,671
Goldman Sachs & Co. 5.95%, 1-9-95              A-1+       4,705     4,698,779
Southwestern Bell Telephone Co. 5.85%,
  1-19-95                                      A-1+         380       378,889
                                                                     ---------
                                                                   19,460,388
                                                                     ---------
Federal Agency Securities--3.8%
  Federal Home Loan Banks 5.75%, 1-3-95                     770       769,754
  Federal Home Loan Banks 5.75%, 1-17-95                  4,340     4,328,523
                                                                     ---------
                                                                    5,098,277
                                                                     ---------

                                                                   VALUE(a)
                                                                 -------------
TOTAL SHORT-TERM OBLIGATIONS
(Identified cost $24,558,665)                                    $ 24,558,665
                                                                   -----------
TOTAL INVESTMENTS--99.8%
(Identified cost $130,557,260)                                    134,377,934(b)
Cash and receivables, less liabilities--0.2%                          249,277
                                                                   -----------
NET ASSETS--100.0%                                               $134,627,211
                                                                   ===========


                           INDUSTRY DIVERSIFICATION
                  As a Percentage of Total Value of Equities
                               and Equivalents
                                 (Unaudited)

Advertising                                                          1.4%
Auto & Truck Parts                                                   6.5
Banks                                                                3.9
Beverages                                                            0.6
Building & Materials                                                 3.2
Chemical Specialty                                                   2.4
Computer Software & Services                                         1.2
Conglomerates                                                        2.2
Drugs                                                                2.4
Electrical Equipment                                                 4.0
Electronics                                                          8.1
Entertainment & Leisure                                              2.3
Financial Services                                                   2.4
Hospital Management & Services                                       4.2
Household Furniture & Appliances                                     0.6
Insurance                                                            0.5
Lodging & Restaurants                                                1.1
Machinery                                                            5.2
Medical Technology                                                   1.7
Metals & Mining                                                      5.0
Miscellaneous                                                        3.4
Oil                                                                  4.1
Paper & Forest Products                                              0.1
Professional Services                                                2.9
Property Development                                                 2.3
Publishing, Broadcasting & Printing                                  1.0
Retail                                                               8.7
Telecommunications Equipment                                         7.0
Utility--Telephone                                                  11.6
                                                                     ----
                                                                   100.0%
                                                                     ====

(a) See Security valuation under Note 2 of Notes to Financial Statements.

(b) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $7,977,196 and gross depreciation of $4,358,632 for income tax purposes. At December 31, 1994 the aggregate cost of securities for federal income tax purposes was $130,759,370.

(c) Non-income producing.

ADR--American Depository Receipt

                        See Notes to Financial Statements
                                      2-22

                              INTERNATIONAL SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1994

Assets
 Investment securities at market (Identified cost $130,557,260)                       $134,377,934
 Foreign currency at market (Identified cost $1,803,821)                                 1,802,818
 Cash                                                                                      582,850
 Receivable for investment securities sold                                               3,177,811
 Investment income receivable                                                               94,444
 Tax reclaim                                                                                60,339
                                                                                        -----------
  Total Assets                                                                         140,096,196
                                                                                        -----------
Liabilities
 Payable for investment securities purchased                                             4,858,132
 Investment advisory fee                                                                    79,658
 Administration fee                                                                          6,805
 Trustees' fee                                                                               9,315
 Custodian fee                                                                              30,312
 Accrued expenses                                                                           75,123
 Net unrealized depreciation on foreign forward currency contracts                         409,640
                                                                                        -----------
  Total Liabilities                                                                      5,468,985
                                                                                        -----------
Net Assets                                                                            $134,627,211
                                                                                        ===========
Net Assets Consist of:
 Capital paid in on shares of beneficial interest                                     $132,360,540
 Undistributed net investment income                                                       388,998
 Accumulated net realized losses                                                        (1,564,692)
 Net unrealized appreciation of investment securities, foreign currency
   and foreign currency related transactions                                             3,442,365
                                                                                        -----------
Net Assets                                                                            $134,627,211
                                                                                        ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization        11,359,581
                                                                                        ===========
Net asset value and offering price per share                                                $11.85
                                                                                        ===========

STATEMENT OF OPERATIONS
For the year ended December 31, 1994

Investment income
 Dividends                                                                             $ 1,411,826
 Interest                                                                                  655,501
 Foreign taxes withheld                                                                   (194,700)
                                                                                        -----------
  Total investment income                                                                1,872,627
                                                                                        -----------
Expenses
 Investment advisory fee                                                                   800,178
 Administration fee                                                                         64,014
 Trustees' fee                                                                              13,527
 Custodian                                                                                 153,371
 Audit                                                                                      11,156
 Printing                                                                                   20,349
 Miscellaneous                                                                             118,249
                                                                                        -----------
  Total expenses                                                                         1,180,844
                                                                                        -----------
Net investment income                                                                      691,783
                                                                                        -----------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on investment securities                                                279,322
                                                                                        -----------
 Net realized loss on foreign currency and foreign currency related transactions            (9,582)
                                                                                        -----------
 Net realized loss on foreign forward currency contracts                                  (344,566)
                                                                                        -----------
 Net unrealized appreciation (depreciation) of investment securities
  Beginning of period                                                                    7,426,397
  End of period                                                                          3,820,674
                                                                                        -----------
 Net change in unrealized depreciation                                                  (3,605,723)
                                                                                        -----------
Net change in unrealized depreciation in foreign currency and foreign currency
  related transactions                                                                    (378,309)
                                                                                        -----------
Net realized and unrealized loss on investments                                         (4,058,858)
                                                                                        -----------
Net decrease in net assets resulting from operations                                   $(3,367,075)
                                                                                        ===========

                        See Notes to Financial Statements
                                      2-23

                              INTERNATIONAL SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       Year           Year
                                                                                       Ended          Ended
                                                                                     12/31/94       12/31/93
                                                                                    -----------   ------------
From Operations
 Net investment income                                                             $    691,783    $   137,772
 Net realized gain on securities                                                        279,322      2,328,182
 Net realized loss on foreign currency and foreign currency related
  transactions                                                                           (9,582)       (80,867)
 Net realized loss on forward currency contracts                                       (344,566)      (224,492)
 Net change in unrealized (depreciation) appreciation                                (3,984,032)     8,313,394
                                                                                      ---------      ----------
  Net (decrease) increase in net assets resulting from operations                    (3,367,075)    10,473,989
                                                                                      ---------      ----------
From Distributions to Shareholders
 Net investment income ($0.03 and $0 per share, respectively)                          (257,332)            --
 Net realized gains ($0.34 and $0 per share, respectively)                           (3,156,656)            --
                                                                                      ---------      ----------
Decrease in net assets resulting from distributions to shareholders                  (3,413,988)            --
                                                                                      ---------      ----------
From Shares of Beneficial Interest Transactions
 Proceeds from sales of shares (9,181,135 and 4,124,712 shares, respectively)       115,954,555     43,912,602
 Net asset value of shares issued in conjunction with the reinvestment of
  distributions of net  investment income (20,337 and 0 shares, respectively)           257,332             --
 Net asset value of shares issued in conjunction with the reinvestment of
  distributions of net  realized gains (262,468 and 0 shares, respectively)           3,156,656             --
 Cost of shares repurchased (3,121,639 and 668,748 shares, respectively)            (39,201,848)    (6,917,324)
                                                                                      ---------      ----------
 Increase in net assets resulting from share transactions                            80,166,695     36,995,278
                                                                                      ---------      ----------
Net increase in net assets                                                           73,385,632     47,469,267
Net Assets
 Beginning of period                                                                 61,241,579     13,772,312
                                                                                      ---------      ----------
 End of period (including undistributed net investment income of $388,998 and
  $134,653,  respectively)                                                         $134,627,211    $61,241,579
                                                                                      =========      ==========

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding through the indicated period)

                                                                                                 From
                                                                                               Inception
                                                          Year Ended December 31,              5/1/90 to
                                                  1994       1993        1992        1991      12/31/90
                                                 -------    --------    --------    --------   ---------
Net asset value, beginning of period             $12.21     $ 8.82      $ 10.17     $ 9.07      $10.00
Income from investment operations
 Net investment income                             0.08       0.07(2)      0.09       0.24(2)     0.07(2)
 Net realized and unrealized (loss) gain          (0.07)      3.32        (1.40)      1.53       (0.88)
                                                   -----      ------      ------     ------      -------
  Total from investment operations                 0.01       3.39        (1.31)      1.77       (0.81)
                                                   -----      ------      ------     ------      -------
Less distributions
 Dividends from net investment income             (0.03)        --        (0.04)     (0.24)      (0.07)
 Dividends from net realized gain                 (0.34)        --           --      (0.41)       --
 Distributions from paid in capital                  --         --           --      (0.02)      (0.05)
                                                   -----      ------      ------     ------      -------
  Total distributions                             (0.37)        --        (0.04)     (0.67)      (0.12)
                                                   -----      ------      ------     ------      -------
Change in net asset value                         (0.36)      3.39        (1.35)      1.10       (0.93)
                                                   -----      ------      ------     ------      -------
Net asset value, end of period                   $11.85     $12.21      $  8.82     $10.17      $ 9.07
                                                   =====      ======      ======     ======      =======
Total return                                       0.03%     38.44%      -12.89%     19.78%      -8.10%
Ratio/supplemental data:
Net assets, end of period (thousands)          $134,627    $61,242      $13,772     $6,119      $2,010
Ratio to average of net assets of:
 Operating expenses                                1.10%      1.15%        1.50%      1.50%       1.50%(1)
 Net investment income                             0.64%      0.49%        1.13%      2.44%       1.82%(1)
Portfolio turnover rate                             172%       193%          74%       104%         48%(1)

(1) Annualized

(2) Includes reimbursement of operating expenses by investment adviser of $0.05, $0.02 and $0.07, respectively.

The components of income from investment operations are calculated based on the average number of shares outstanding at each quarter end.

                        See Notes to Financial Statements
                                      2-24

                                BALANCED SERIES

   Despite robust economic growth and strong corporate earnings, 1994 proved to be a difficult investment environment for the financial markets. Interest rates rose dramatically as the Federal Reserve continued its tightening stance, creating the worst climate for bonds in several years. Although stock market indices managed to post very modest gains, a closer look at individual stocks showed that the average stock was actually down for the year.

   The Balanced Fund Series underperformed the Balanced benchmark in 1994. Several factors affected performance of the fund. Holding high cash reserves throughout the year benefited performance as cash outperformed both stocks and bonds. On the fixed income side, the emphasis on short to intermediate government issues helped buffer the decline in bond prices. Equity performance was hurt in the first half of 1994 by continued underperformance of quality growth stocks. In the latter half of the year, a resurgence of growth stocks was concentrated mainly in high valuation, high volatility, and small capitalization stocks. Technology issues performed particularly well. Although strength in select technology issues helped performance slightly, we remained underweighted in this sector due to concerns about valuations and our cautious outlook for the equity market.

   Looking forward, we believe the Federal Reserve will continue to raise rates until the economy shows some definitive signs of slowing. For this reason we are optimistic about the outlook for quality growth stocks as we believe that investors gravitate toward the highest quality companies with earnings predictability in time of economic uncertainty. The fund currently holds 46.8% in equity and related securities, 27.7% in fixed income and 25.5% in cash reserves. Our defensive posture in equities reflects our concerns regarding high expectations for earnings growth and high valuations. We look forward to getting more invested in equities as excesses are corrected. While we remain cautiously postured in the fixed income portion of the portfolio due to strong economic growth and potential inflationary pressures, we believe an outlook for better returns in bonds lies ahead.

[LINE DATA]
Average Annual Total Return:
1 Year Ending 12/31/94  -2.80%
Inception to 12/31/94    5.65%

               Balanced        Balanced
                Series        Benchmark*
               --------       ----------
5/1/92          10,000          10,000
12/31/92        10,972          10,712
12/31/93        11,912          11,702
12/31/94        11,578          11,725

This chart assumes an initial gross investment of $10,000 made on 5/1/92 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.
*The Balanced Benchmark is calculated based upon the performance of the following indices: 55% S&P 500/35% Lehman Brothers' Aggregate Bond Index 10%/U.S. Treasury Bills and is produced by Frank Russell Company.

                           SCHEDULE OF INVESTMENTS
                              December 31, 1994

                                           STANDARD
                                           & POOR'S     PAR
                                            RATING     VALUE
                                        (Unaudited)    (000)      VALUE(a)
                                           --------    -----   -------------
U.S. GOVERNMENT SECURITIES--27.7%
U.S. Treasury Bonds--2.3%
  U.S. Treasury Bonds 7.875%, '04            AAA       $  625     $   626,757
  U.S. Treasury Bonds 7.50%, '24             AAA        3,250       3,106,792
                                                                  -----------
                                                                    3,733,549
                                                                  -----------
U.S. Treasury Notes--25.4%
  U.S. Treasury Notes 4.125%, '95            AAA          400         395,368
  U.S. Treasury Notes 4.625%, '95            AAA        3,500       3,450,615
  U.S. Treasury Notes 5.125%, '95            AAA        1,000         982,930
  U.S. Treasury Notes 4.25%, '96             AAA          750         718,447
  U.S. Treasury Notes 4.625%, '96            AAA        3,125       3,032,437
  U.S. Treasury Notes 4.625%, '96            AAA        1,750       1,696,397
  U.S. Treasury Notes 7.25%, '96             AAA        7,625       7,560,416
  U.S. Treasury Notes 7.375%, '96            AAA          400         399,252
  U.S. Treasury Notes 4.75%, '97             AAA        4,250       4,000,313
  U.S. Treasury Notes 5.50%, '97             AAA          200         189,248
  U.S. Treasury Notes 5.50%, '97             AAA          750         707,513
  U.S. Treasury Notes 5.625%, '97            AAA          600         568,692
  U.S. Treasury Notes 5.75%, '97             AAA          750         710,640
  U.S. Treasury Notes 6.50%, '97             AAA        1,500       1,458,750
  U.S. Treasury Notes 6.875%, '97            AAA        1,800       1,765,998
  U.S. Treasury Notes 6.875%, '97            AAA          300         294,213
  U.S. Treasury Notes 7.375%, '97            AAA          375         370,639
  U.S. Treasury Notes 4.75%, '98             AAA        1,500       1,346,790
  U.S. Treasury Notes 4.75%, '98             AAA        2,000       1,803,980
  U.S. Treasury Notes 5.125%, '98            AAA        3,375       3,113,775
  U.S. Treasury Notes 5.125%, '98            AAA        2,800       2,568,412
  U.S. Treasury Notes 5.625%, '98            AAA          300         281,802
  U.S. Treasury Notes 6%, '99                AAA        2,500       2,319,325
  U.S. Treasury Notes 7.25%, '04             AAA        1,250       1,200,389
                                                                  -----------
                                                                   40,936,341
                                                                  -----------
TOTAL U.S. GOVERNMENT SECURITIES
(Identified cost $46,458,573)                                      44,669,890
                                                                  -----------
CONVERTIBLE BONDS--2.9%
Conglomerates--1.1%
  Hanson America, Inc. Cv. 144A 2.39%,
   '01 (d)                                   A+         2,500       1,784,375
                                                                  -----------
Entertainment & Leisure--0.6%
  Time Warner, Inc., HASBRO 0%, '12          BBB-       3,000         915,000
                                                                  -----------
Insurance--1.2%
  Chubb Corp. Cv. 6%, '98                    AA         2,000       2,020,000
                                                                  -----------
TOTAL CONVERTIBLE BONDS
(Identified cost $5,023,086)                                        4,719,375
                                                                  -----------
                                                        SHARES
                                                        -----
CONVERTIBLE PREFERRED STOCKS--3.2%
Banks--1.0%
  Citicorp PERCS                                       85,000       1,625,625
                                                                  -----------
Professional Services--0.8%
  American Express Co. DECS First Data '96             32,000       1,364,000
                                                                  -----------

                        See Notes to Financial Statements
                                      2-25

                                BALANCED SERIES

                                                       SHARES      VALUE(a)
                                                       ------   -------------
CONVERTIBLE PREFERRED STOCKS--continued
Retail--1.4%
  Sears Roebuck & Co. PERCS                              40,000    $ 2,225,000
                                                                   -----------
TOTAL CONVERTIBLE PREFERRED STOCKS
(Identified cost $5,075,420)                                         5,214,625
                                                                   -----------
COMMON STOCKS--39.7%
Aerospace & Defense--2.9%
  Loral Corp.                                            67,000      2,537,625
  McDonnell Douglas Corp.                                14,500      2,059,000
                                                                   -----------
                                                                     4,596,625
                                                                   -----------
Computer Software & Services--2.3%
  Computer Associates International, Inc.                35,000      1,697,500
  Computer Sciences Corp.(c)                             40,000      2,040,000
                                                                   -----------
                                                                     3,737,500
                                                                   -----------
Conglomerates--1.0%
  Tyco International Ltd.                                35,000      1,662,500
                                                                   -----------
Cosmetics & Soaps--1.1%
  Procter & Gamble Co.                                   28,000      1,736,000
                                                                   -----------
Drugs--3.2%
  Amgen, Inc.(c)                                         30,000      1,770,000
  Pfizer, Inc.                                           20,000      1,545,000
  Schering-Plough Corp.                                  24,000      1,776,000
                                                                   -----------
                                                                     5,091,000
                                                                   -----------
Electrical Equipment--1.4%
  General Electric Co.                                   43,000      2,193,000
                                                                   -----------
Entertainment & Leisure--2.5%
  Mattel, Inc.                                           70,000      1,758,750
  Viacom, Inc. Class B(c)                                57,000      2,315,625
                                                                   -----------
                                                                     4,074,375
                                                                   -----------
Financial Services--1.0%
  Equifax, Inc.                                          63,000      1,661,625
                                                                   -----------
Hospital Management & Services--2.1%
  Columbia/HCA Healthcare Corp.                          42,000      1,533,000
  Integrated Health Services, Inc.                       47,000      1,856,500
                                                                   -----------
                                                                     3,389,500
                                                                   -----------
Hospital Supply--1.2%
  Abbott Labs                                            57,000      1,859,625
                                                                   -----------
Household Furnishing & Appliances--1.1%
  Sunbeam-Oster                                          66,300      1,707,225
                                                                   -----------
Insurance--1.8%
  American International Group, Inc.                     30,000      2,940,000
                                                                   -----------
Lodging & Restaurants--1.0%
  Wendy's International, Inc.                           110,000      1,581,250
                                                                   -----------
Miscellaneous--1.9%
  Duracell International, Inc.                           38,000      1,648,250
  Service Corp International                             50,500      1,401,375
                                                                   -----------
                                                                     3,049,625
                                                                   -----------
Oil--2.5%
  Mobil Corp.                                            28,000      2,359,000
  Tosco Corp.                                            55,000      1,601,875
                                                                   -----------
                                                                     3,960,875
                                                                   -----------
REITS--2.1%
  Meditrust Corp.                                        60,000      1,815,000
  Nationwide Health Properties, Inc.                     45,000      1,608,750
                                                                   -----------
                                                                     3,423,750
                                                                   -----------
Retail--4.9%
  Ann Taylor Stores Corp.(c)                             45,000      1,546,875
  Dayton Hudson Corp.                                    33,000      2,334,750
  Home Depot, Inc.                                       52,000      2,392,000
  Tiffany & Co.                                          40,000      1,560,000
                                                                   -----------
                                                                     7,833,625
                                                                   -----------
Retail--Food--0.9%
  Kroger Co.(c)                                          63,000      1,519,875
                                                                   -----------
Telecommunications Equipment--0.7%
  Motorola, Inc.                                         21,000      1,215,375
                                                                   -----------
Utility--Telephone--4.1%
  Airtouch Communications, Inc.(c)                       52,000      1,514,500
  Ameritech Corp.                                        39,000      1,574,625
  GTE Corp.                                              63,000      1,913,625
  Southwestern Bell Corp.                                38,000      1,534,250
                                                                   -----------
                                                                     6,537,000
                                                                   -----------
TOTAL COMMON STOCKS
(Identified cost $60,921,547)                                       63,770,350
                                                                   -----------
FOREIGN COMMON STOCK--1.0%
Oil--1.0%
  Total Compagnie Francaise des Petroles ADR
   (France)                                              55,000      1,622,500
                                                                   -----------
TOTAL FOREIGN COMMON STOCK
(Identified cost $1,740,805)                                         1,622,500
                                                                   -----------
TOTAL U.S. GOVERNMENT SECURITIES,
CONVERTIBLE BONDS, CONVERTIBLE PREFERRED,
COMMON & FOREIGN COMMON STOCKS--74.5%
(Identified cost $119,219,431)                                     119,996,740
                                                                   -----------

                                            STANDARD      PAR
                                             & POOR'S    VALUE
                                             RATING      (000)
                                              ------    -----
SHORT-TERM OBLIGATIONS--24.6%
Commercial Paper--17.7%
  Goldman Sachs Co. 6.20%, 1-3-95               A-1+    $4,435       4,433,472
  Exxon Imperial U.S., Inc. 5.85%, 1-4-95       A-1+     5,450       5,447,343
  McDonald' s Corp. 5.95%, 1-5-95               A-1+     3,570       3,567,641
  Private Export Funding Corp. 5.90%,
   1-5-95                                       A-1+       705         704,538
  BellSouth Telecommunications, Inc. 5.85%,
   1-6-95                                       A-1+     5,125       5,120,836
  General Re Corp. 5.97%, 1-11-95               A-1+     2,330       2,326,136
  Wisconsin Electric Power Co. 5.82%,
   1-26-95                                      A-1+     7,000       6,971,707
                                                                   -----------
                                                                    28,571,673
                                                                   -----------
Federal Agency Securities--6.9%
  Federal National Mortgage Assn. 5.95%, 1-9-95          3,035       3,030,987
  Federal Home Loan Mortgage 5.86%, 1-11-95              1,630       1,627,347
  Federal Home Loan Banks 5.95%, 1-23-95                 4,200       4,184,728
  Federal National Mortgage Assn. 6.51%, 6-29-95         2,445       2,365,858
                                                                   -----------
                                                                    11,208,920
                                                                   -----------
TOTAL SHORT-TERM OBLIGATIONS
(Identified cost $39,780,593)                                       39,780,593
                                                                   -----------
TOTAL INVESTMENTS--99.1%
(Identified cost $159,000,024)                                     159,777,333(b)
Cash and receivables, less liabilities--0.9%                         1,327,898
                                                                   -----------
NET ASSETS--100.0%                                                $161,105,231
                                                                   ===========

(a) See Security Valuation under Note 2 of Notes to Financial Statements.
(b) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $4,520,984 and gross depreciation of $3,878,609 for income tax purposes. At December 31, 1994 the aggregate cost of securities for federal income tax purposes was $159,134,958.
(c) Non-income producing.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1994, these securities amounted to a value of $1,784,375 or 1.1% of net assets.

                        See Notes to Financial Statements
                                      2-26

BALANCED SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1994

Assets
 Investment securities at value (Identified cost $159,000,024)              $159,777,333
 Cash                                                                            278,949
 Receivable for investment securities sold                                     3,374,502
 Investment income receivable                                                    892,578
                                                                              -----------
  Total assets                                                               164,323,362
                                                                              -----------
Liabilities
 Payable for investment securities purchased                                   3,045,418
 Investment advisory fee                                                         100,445
 Administration fee                                                                8,186
 Trustees' fee                                                                     9,315
 Accrued expenses                                                                 54,767
                                                                              -----------
  Total liabilities                                                            3,218,131
                                                                              -----------
Net Assets                                                                  $161,105,231
                                                                              ===========
Net Assets Consist of:
 Capital paid in on shares of beneficial interest                           $166,567,081
 Undistributed net investment income                                             208,187
 Accumulated net realized losses                                              (6,447,346)
 Net unrealized appreciation                                                     777,309
                                                                              -----------
Net Assets                                                                  $161,105,231
                                                                              ===========
Shares of beneficial interest outstanding, $1 par value, unlimited
  authorization                                                               15,305,547
                                                                              ===========
Net asset value and offering price per share                                      $10.53
                                                                              ===========


STATEMENT OF OPERATIONS
For the year ended December 31, 1994

Investment Income
 Dividends                                                                  $  1,852,191
 Interest                                                                      4,988,557
                                                                              -----------
  Total investment income                                                      6,840,748
                                                                              -----------
Expenses
 Investment advisory fee                                                         909,828
 Administration fee                                                               99,254
 Trustees' fee                                                                    13,527
 Custodian                                                                        44,079
 Audit                                                                            10,688
 Printing                                                                         15,697
 Other fees                                                                       71,628
                                                                              -----------
  Total expenses                                                               1,164,701
  Less expenses borne by investment adviser                                      (16,062)
                                                                              -----------
  Net expenses                                                                 1,148,639
                                                                              -----------
  Net investment income                                                        5,692,109
                                                                              -----------
Net Realized and Unrealized Gain (Loss) on Investments
  Net realized loss from investment transactions                              (6,373,826)
                                                                              -----------
 Net unrealized appreciation of investment securities
  Beginning of period                                                          4,780,040
  End of period                                                                  777,309
                                                                              -----------
 Net change in unrealized depreciation                                        (4,002,731)
                                                                              -----------
Net realized and unrealized loss on investments                              (10,376,557)
                                                                              -----------
Net decrease in net assets resulting from operations                        $ (4,684,448)
                                                                              ===========

                       See Notes to Financial Statements
                                      2-27

                                BALANCED SERIES
STATEMENT OF CHANGES IN NET ASSETS

                                                                                       Year            Year
                                                                                       Ended          Ended
                                                                                     12/31/94        12/31/93
                                                                                    -----------   -------------
From Operations
 Net investment income                                                             $  5,692,109    $  3,544,441
 Net realized (loss) gain on securities                                              (6,373,826)      2,210,744
 Net change in unrealized (depreciation) appreciation                                (4,002,731)      2,797,666
                                                                                      ---------      -----------
  Net (decrease) increase in net assets resulting from operations                    (4,684,448)      8,552,851
                                                                                      ---------      -----------
From Distributions to Shareholders
 Net investment income ($0.36 and $0.32 per share, respectively)                     (5,536,378)     (3,510,949)
 Net realized gains ($0.10 and $0.06 per share, respectively)                        (1,538,238)       (838,160)
                                                                                      ---------      -----------
  Decrease in net assets resulting from distributions to shareholders                (7,074,616)     (4,349,109)
                                                                                      ---------      -----------
From Shares of Beneficial Interest Transactions
 Proceeds from sales of shares (5,359,333 and 10,149,064 shares, respectively)       59,085,232     113,329,337
 Net asset value of shares issued in conjunction with reinvestment of distributions of net investment income (517,485 and 311,041 shares,
  respectively)                                                                       5,536,378       3,510,949
 Net asset value of shares issued in conjunction with reinvestment of
  distributions of net  realized gains (143,225 and 73,977 shares, respectively)      1,538,238         838,160
 Cost of shares repurchased (4,699,191 and 1,609,578 shares, respectively)          (51,439,961)    (18,205,004)
                                                                                      ---------      -----------
  Increase in net assets resulting from share transactions                           14,719,887      99,473,442
                                                                                      ---------      -----------
 Net increase in net assets                                                           2,960,823     103,677,184
Net Assets
 Beginning of period                                                                158,144,408      54,467,224
                                                                                      ---------      -----------
 End of period (including undistributed net investment income of $208,187 and
  $16,886, respectively)                                                           $161,105,231    $158,144,408
                                                                                      =========      ===========

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the indicated period)

                                                                                                        From
                                                                                                     Inception
                                                                                                       5/1/92
                                                                                Year Ended               to
                                                                           12/31/94     12/31/93      12/31/92
                                                                           ---------    ---------   -----------
Net asset value, beginning of period                                       $ 11.31      $ 10.77        $10.00
Income from investment operations
 Net investment income                                                        0.38(2)      0.32(2)       0.19
 Net realized and unrealized (loss) gain                                     (0.70)        0.60          0.77
                                                                             -------      -------      ---------
  Total from investment operations                                           (0.32)        0.92          0.96
                                                                             -------      -------      ---------
Less distributions
 Dividends from net investment income                                        (0.36)       (0.32)        (0.19)
 Dividends from net realized gains                                           (0.10)       (0.06)         --
                                                                             -------      -------      ---------
  Total distributions                                                        (0.46)       (0.38)        (0.19)
                                                                             -------      -------      ---------
Change in net asset value                                                    (0.78)        0.54          0.77
                                                                             -------      -------      ---------
Net asset value, end of period                                             $ 10.53      $ 11.31        $10.77
                                                                             =======      =======      =========

Total return                                                                 -2.80%        8.57%         9.72%
Ratios/supplemental data:
Net assets, end of period (thousands)                                     $161,105     $158,144       $54,467
Ratio to average net assets of:
 Operating expenses                                                           0.69%        0.70%         0.50%(1)
 Net investment income                                                        3.44%        3.16%         3.59%(1)
Portfolio turnover rate                                                        171%         161%          110%(1)


(1) Annualized
(2) Includes reimbursement of operating expenses by investment adviser of $0.001 and $0.001 per share, respectively.
The components of income from operations are calculated based on the average number of shares outstanding at each quarter end.

                        See Notes to Financial Statements
                                      2-28

                          THE PHOENIX EDGE SERIES FUND
                          NOTES TO FINANCIAL STATEMENTS

Note 1--Organization

  The Phoenix Edge Series Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment Company established as a Massachusetts business trust. As of the date of this report, the Fund is comprised of the Money Market, Growth, Bond, Total Return, International and Balanced Series. The Fund was established as part of the December 8, 1986 reorganization of the Phoenix Home Life Variable
Accumulation Account (the Account) from a management investment company to a unit investment trust under the Investment Company Act of 1940. The Fund is organized with Series which are available only to the sub-accounts of the Phoenix Home Life Variable Accumulation Account and the Phoenix Home Life Variable Universal Life Account.

Note 2--Significant Accounting Policies

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation

  In determining the value of the Growth Series, Bond Series, Total Return Series, International Series and the Balanced Series, the securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price, or if no sales are reported--as is the case with most securities traded over-the-counter--the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of independent broker quotations or valuations provided by an independent pricing service when such prices are believed to reflect the fair value of such securities. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Use of an independent pricing service has been approved by the Trustees. Short-term securities are valued at amortized cost, which approximates market. All other securities are carried at their fair market value as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

   The Money Market Series uses the amortized cost method of security valuation which, in the opinion of the Trustees, represents the fair value of the particular security. The Trustees monitor the deviations between the Series' net asset value per share as determined by using available market quotations and its amortized cost per share. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation. This valuation procedure allows the Series attempts to maintain a constant net asset value of $10 per share. The assets of the Series will not be invested in any security with a maturity of greater than 397 days, and the weighted average maturity of its portfolio will not exceed 90 days.

B. Investment Transactions and Related Income

  Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. In determining the net realized gains or losses on investments sold, cost of securities is determined on the identified cost basis. The Fund does not amortize premiums except for the Money Market Series, but does amortize discounts for book purposes over the life of the respective securities using the effective interest method.

   Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date.

C. Foreign Currency Translation

  Investment valuations, other assets and liabilities initially expressed as foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are translated into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed. The gain or loss resulting from a change in exchange rates between the trade and settlement dates of a portfolio transaction or between the date income is accrued and paid is treated as a gain or loss on foreign currency.

                                      2-29

D. Futures Contracts

  A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into a futures contract the Fund is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margins and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. There are no open futures contracts at December 31, 1994.

E. Foreign Forward Currency Contracts

  Each Series may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates.

   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain (or loss). When the contract is closed, the Series records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed.

F. Income Taxes

  Each of the Series is a separate taxable entity. It is the policy of each Series to comply with the requirements of the Internal Revenue Code, applicable to regulated investment companies, and to distribute all of its taxable income and capital gains, if any, to its shareholders; therefore no provision for related federal income or state taxes is required.

G. Distributions to Shareholders

  Distributions are recorded by the Fund on the record date and all distributions are reinvested into the Fund.

H. Trust Expenses:

  Expenses incurred by the Series with respect to any two or more Series are allocated in proportion to the net assets of each Series, except where allocation of direct expense to each Series or an alternative allocation method can be more fairly made.

Note 3--Purchases and Sales of Securities

  Purchases and sales of securities during the year ended December 31, 1994 (excluding U.S. Government securities, short- term securities, options written and forward currency contracts) aggregated the following:

                                              Purchases        Sales
                                             -----------   -------------
  Bond Series                               $106,151,993    $104,966,805
  Growth Series                              888,018,155     779,674,316
  Total Return Series                        265,813,333     278,909,786
  International Series                       211,500,051     154,189,159
  Balanced Series                            178,037,532     181,689,863

   There were no purchases or sales of such securities in the Money Market
Series.

   Purchases and sales of long-term U.S. Government securities during the year ended December 31, 1994 aggregated the following:

                                               Purchases        Sales
                                               ----------   ------------
  Bond Series                                 $29,986,917    $27,768,000
  Total Return Series                          71,015,399     15,864,875
  Balanced Series                              47,095,371     34,597,819

   There were no purchases or sales of long-term U.S. Government securities in the Money Market, Growth or International Series.
                                      2-30

Note 4--Investment Advisory Fees and Related Party Transactions

  As compensation for its services to the Fund, the Adviser, Phoenix Investment Counsel, Inc. is entitled to a monthly fee, based upon the following annual rates as a percentage of the average aggregate daily net asset values of each separate Series.

                 Rate for first    Rate for next       Rate for excess
Series            $250 million     $250 million       over $500 million
-------------    --------------   --------------     --------------------
Money Market          .40%              .35%                 .30%
Bond                  .50               .45                  .40
Balanced              .55               .50                  .45
Total Return          .60               .55                  .50
Growth                .70               .65                  .60
International         .75               .70                  .65

  All fees are payable within five days after the end of each month. The amounts payable to the Adviser are based on the average daily net assets at the close of business each day.

  Each Series (except the International Series) pays a portion or all of its other operating expenses (not including management fee, interest, taxes, brokerage fees and commissions), up to .15% of its total net assets. The International Series pays other operating expenses up to .40% of its total net assets. Expenses above these limits are paid by the Adviser. For the year ended December 31, 1994, the Adviser reimbursed the Fund $25,103, $106,805, $47,356, $12,848 and $16,062 for the benefit of the Money Market Series, Growth Series, Bond Series, Total Return Series and the Balanced Series, respectively.

  As Financial Agent to the Fund and to each Series, Phoenix Home Life received an aggregate of $750,978 in administration fees for services rendered to such Series during the year ended December 31, 1994.

Note 5--Commitments

  At December 31, 1994, the following Series have entered into various forward currency contracts which contractually obligate the Series to deliver currencies at specified dates. Open contracts were as follows:

 International Series:
------------------------------------------------------------------------------
                                                                      Net
                           In                                     Unrealized
       Contracts        Exchange     Settlement                  Appreciation
      to Deliver          For            Date         Value     (Depreciation)
       ----------    ---------------    --------    ----------   -------------
FM    33,300,000     US$  6,826,498     3/6/95    $ 7,041,013      $(214,515)
FF    35,000,000     US$  6,531,313     5/2/95      6,554,038        (22,725)
Yen  650,000,000     US$  6,561,680     3/7/95      6,563,310         (1,630)
Yen  670,000,000     US$  6,735,022     3/9/95      6,766,084        (31,062)
Yen  650,000,000     US$  6,607,396     5/1/95      6,610,760         (3,364)
SK    75,000,000     US$  9,876,868     3/6/95     10,013,212       (136,344)
                                                                   -----------
                                                                   $(409,640)
                                                                   ===========
Growth Series:
------------------------------------------------------------------------------
FM    85,000,000     US$ 17,389,597     3/8/95    $17,974,100      $(584,503)
                                                                   ===========

FM = Finnish Marka
FF = French Francs
SK = Swedish Krona
Yen = Japanese Yen
US$ = U.S. Dollar
                                      2-31

Note 6--Reclassification of Capital Accounts

  In accordance with approved accounting pronouncements, the Series of the Fund have recorded several reclassifications in the capital accounts. As of December 31, 1994, the Series recorded the following reclassifications:

                                                      Capital paid
                 Undistributed      Accumulated       in on shares
                 net investment    net realized      of beneficial
                     income       gains/(losses)        interest
                 --------------   --------------     ---------------
Money Market       $(776,151)       $        (6)         776,157
Growth              (660,525)        (2,379,702)       3,040,227
Bond                (835,960)          (357,283)       1,193,243
Total Return        (399,487)        (2,251,892)       2,651,379
International       (180,106)           180,106            --
Balanced              35,570            (35,958)             388

Note 7--Capital Loss Carryforwards

  At December 31, 1994, the Series of the Fund had available for federal income tax purposes unused capital losses as follows:

                   Expiring on 2002
                   ------------------
Bond                  $3,163,546
Total Return             482,970
Balanced               3,252,863

   Under current tax law, capital losses realized after October 31, 1994 may be deferred and treated as occurring on the first day of the following calendar year. For the calendar year ended December 31, 1994, the following Series of the Fund have elected to defer losses occurring between November 1, 1994 and December 31, 1994 under these rules as follows:

                       Capital
                   losses deferred
                  ------------------
International        $4,037,301
Balanced              3,047,431

                                      2-32

REPORT OF INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
To the Shareholders and Trustees of
The Phoenix Edge Series Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Series, Growth Series, Bond Series, Total Return Series, International Series and Balanced Series (constituting The Phoenix Edge Series Fund, hereafter referred to as the "Fund") at December 31, 1994, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1994 by correspondence with the custodian and brokers (and the application of alternative auditing procedures where confirmations from brokers were not received), provide a reasonable basis for the opinion expressed above.

[SIGNATURE]

Boston, Massachusetts
February 17, 1995
                                      2-33

THE PHOENIX EDGE SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

Board of Trustees
C. Duane Blinn
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Leroy Keith, Jr.
Philip R. McLoughlin
James M. Oates
Philip R. Reynolds
Herbert Roth, Jr.
Richard E. Segerson

Officers
Philip R. McLoughlin, President
Patricia A. Bannan, Vice President
Curtiss O. Barrows, Vice President
Mary E. Canning, Vice President
James M. Dolan, Vice President
Jeanne H. Dorey, Vice President
Jeanne T. Hanley, Vice President
Michael E. Haylon, Vice President
Christopher J. Kelleher, Vice President
Robert J. Milnamow, Vice President
William R. Moyer, Vice President
Amy L. Robinson, Vice President
Leonard J. Saltiel, Vice President
Dorothy J. Skaret, Vice President
James D. Wehr, Vice President
John T. Wilson, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

Investment Adviser
Phoenix Investment Counsel, Inc.
One American Row
Hartford, Connecticut 06115

Custodian
The Chase Manhattan Bank, N.A.
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081

International Series Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110

Transfer Agent
Phoenix Equity Planning Corporation
P.O. Box 2200
100 Bright Meadow Boulevard
Enfield, Connecticut 06083-2200

Legal Counsel
Jorden Burt & Berenson
Suite 400 East
1025 Thomas Jefferson Street N.W.
Washington, D.C. 20007-0805

This report is not authorized for distribution to prospective investors in The Phoenix Edge Series Fund unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge and other pertinent information.

                                42
THIS PAGE LEFT INTENTIONALLY BLANK.

                                43
THIS PAGE LEFT INTENTIONALLY BLANK.

                              Semi-Annual Report
                                June 30, 1995
                         The Phoenix Edge Series Fund

                              MONEY MARKET SERIES

  The Money Market Series continued to perform solidly during this six-month reporting period. On June 30, the Fund's current yield was 5.50%. This compares favorably with the 5.43% average yield of taxable money market funds reported by Donoghue's Money Fund Report.

   Throughout this reporting period, the debate about the strength of the economy and the Federal Reserve Board's most likely course of action continued. Many observers, concerned that the economy was slowing too much after a year of restrictive monetary policy, called for the Fed to lower interest rates. But despite these concerns, the Fed made no accommodative move during the quarter. Short-term interest rates did drop slightly over the second half of this reporting period, in anticipation that the Fed would soon ease.

   We have maintained our focus on floating-rate securities for the Fund, an appropriate strategy in view of the uncertainty concerning monetary policy for much of 1995. Although the Fed made one accommodative move shortly after the close of this reporting period--reducing the Federal Funds rate from 6.00% to 5.75%--we believe floating-rate securities will continue to offer the potential for attractive returns in the short-term marketplace.

   We have also maintained our emphasis on quality assets. While U.S. government-backed securities have been strong contributors to first-half results, valuations are currently not as compelling. We will continue, however, to look for opportunities to increase exposure to government-backed issues, primarily through floating-rate securities.


                           SCHEDULE OF INVESTMENTS
                                June 30, 1995
                                 (Unaudited)



 FACE
AMOUNT                                                                   INTEREST   MATURITY
 (000)                             DESCRIPTION                              RATE      DATE         VALUE
------    -------------------------------------------------------------    ------    -------   -----------
FEDERAL AGENCY SECURITIES--13.2%
$  775     Federal National Mortgage Assoc.                                  5.89%  08/15/95    $   769,294
 3,000     Federal Home Loan Banks                                           6.54   10/25/95      3,000,000
 1,650     Federal Farm Credit Bank                                          6.33   11/01/95      1,649,566
 1,000     Federal Home Loan Banks                                           5.52   12/15/95        974,393
 2,000     Federal National Mortgage Assoc.                                  5.50   01/08/96      1,941,639
   830     Federal Home Loan Banks                                           6.52   01/19/96        799,635
 3,500     Federal Home Loan Banks                                           7.15   01/26/96      3,500,323
                                                                                                  ---------
TOTAL FEDERAL AGENCY SECURITIES                                                                  12,634,850
                                                                                                  ---------
                                                                                      RESET
                                                                                      DATE
                                                                                       -----
FEDERAL AGENCY SECURITIES--VARIABLE--16.8% (b)
 1,500     Federal Farm Credit Bank (final maturity 02/24/97)                6.26   07/03/95      1,499,430
 1,500     Federal Home Loan Banks (final maturity 01/14/97)                 6.45   07/03/95      1,500,000
 1,500     Federal Home Loan Mortgage Corp. (final maturity 06/15/96)        6.35   07/03/95      1,502,951
 3,000     Student Loan Marketing Assoc. (final maturity 08/16/96)           6.36   07/03/95      3,000,000
 1,500     Student Loan Marketing Assoc. (final maturity 08/10/95)           5.54   07/04/95      1,500,000
   500     Student Loan Marketing Assoc. (final maturity 07/19/96)           5.66   07/04/95        500,000
 2,500     Student Loan Marketing Assoc. (final maturity 11/24/97)           5.68   07/04/95      2,500,000
 1,500     Student Loan Marketing Assoc. (final maturity 11/10/98)           5.70   07/04/95      1,497,341
 1,000     Student Loan Marketing Assoc. (final maturity 02/22/99)           5.71   07/04/95      1,000,000
 1,650     Federal National Mortgage Assoc. (final maturity 12/14/98)        5.96   09/14/95      1,646,876
                                                                                                  ---------
TOTAL FEDERAL AGENCY SECURITIES--VARIABLE                                                        16,146,598
                                                                                                  ---------
                                                                 STANDARD
                                                                 & POOR'S
                                                                 RATING
                                                                  -----
COMMERCIAL PAPER--68.9%
 2,000     CXC, Inc. (c)                                         A-1      6.25      07/03/95      1,999,306
 2,440     First Deposit Funding Trust (c)                       A-1+     6.02      07/05/95      2,438,368
   570     BellSouth Telecommunications, Inc.                    A-1+     6.10      07/06/95        569,517
 4,000     Asset Securitization Cooperative Corp.                A-1+     5.97      07/07/95      3,996,020
 2,500     H.J. Heinz Co. (c)                                    A-1      5.95      07/07/95      2,497,521
 1,500     Kimberly-Clark Corp.                                  A-1+     6.02      07/10/95      1,497,743
 2,000     Merrill Lynch & Co.                                   A-1+     6.00      07/10/95      1,997,000
 4,000     McKenna Triangle Corp. (c)                            A-1+     5.95      07/11/95      3,993,389
 1,275     BellSouth Telecommunications, Inc.                    A-1+     5.98      07/12/95      1,272,670
 3,500     Preferred Receivables Funding Corp.                   A-1      5.95      07/12/95      3,493,637
 1,900     Goldman, Sachs & Co.                                  A-1+     5.95      07/17/95      1,894,976
 3,500     Exxon Imperial U.S., Inc. (c)                         A-1+     5.95      07/18/95      3,490,166
 3,500     ABS Commercial Paper, Inc.                            A-1      5.98      07/19/95      3,489,535
 1,000     ABS Commercial Paper, Inc.                            A-1      6.00      07/20/95        996,833
 1,460     TDK USA Corp.                                         A-1+     5.97      07/20/95      1,455,400

                      See Notes to Financial Statements
                                      2-2

                              MONEY MARKET SERIES

                                                         STANDARD
  FACE                                                      &
 AMOUNT                                                   POOR'S   INTEREST   MATURITY
 (000)                     DESCRIPTION                    RATING     RATE       DATE          VALUE
-------     ------------------------------------------    -------    ------    -------   --------------
COMMERCIAL PAPER--continued
$1,500      TDK USA Corp.                                   A-1+     6.05%    07/20/95     $ 1,495,210
 3,000      Corporate Asset Securitization Ltd.             A-1+     5.98     07/21/95       2,990,033
 1,600      Corporate Receivables Corp.                     A-1      6.70     07/24/95       1,593,151
   930      First Deposit Funding Trust (c)                 A-1+     6.25     07/24/95         926,286
 1,000      Preferred Receivables Funding Corp.             A-1      5.98     07/25/95         996,020
   520      Receivables Capital Corp. (c)                   A-1      5.98     07/25/95         517,927
 1,755      Beta Finance, Inc. (c)                          A-1+     5.98     07/26/95       1,747,712
 3,035      Receivables Capital Corp. (c)                   A-1      6.00     07/26/95       3,022,354
 2,500      Albertson's, Inc.                               A-1      5.95     07/27/95       2,489,257
 1,200      Coca Cola Co. (c)                               A-1+     5.78     08/04/95       1,193,449
 2,500      CXC, Inc. (c)                                   A-1      6.36     08/07/95       2,483,658
 1,880      Corporate Receivables Corp. (c)                 A-1      5.97     08/10/95       1,867,529
   855      E.I. du Pont de Nemours & Co. (c)               A-1+     5.92     08/11/95         849,235
 1,500      Corporate Asset Securitization Ltd. (c)         A-1+     6.00     08/15/95       1,488,750
 3,750      Cargill, Inc.                                   A-1+     5.92     08/23/95       3,717,317
 1,135      Campbell Soup Co.                               A-1+     6.52     10/27/95       1,110,744
 2,550      Ameritech Capital Funding Corp. (c)             A-1+     5.66     11/28/95       2,489,863
                                                                                             -----------
TOTAL COMMERCIAL PAPER                                                                      66,060,576
                                                                                            ------------
TOTAL INVESTMENTS--98.9%
(Identified cost $94,842,024)                                                               94,842,024(a)
Cash and receivables, less liabilities--1.1%                                                 1,042,489
                                                                                            ------------
NET ASSETS--100.0%                                                                         $95,884,513
                                                                                            ============


(a) Federal Income Tax Information: At June 30, 1995 the aggregate cost of securities was the same for book and tax purposes.
(b) Variable rate demand note. The interest rates shown reflect the rate currently in effect.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. At June 30, 1995, these securities amounted to a value of $31,005,513 or 32.3% of net assets.


                        See Notes to Financial Statements
                                       2-3

                               MONEY MARKET SERIES


STATEMENT OF ASSETS AND LIABILITIES
June 30, 1995
(Unaudited)


Assets
 Investment securities at value (Identified cost $94,842,024)               $94,842,024
 Cash                                                                           824,248
 Investment income receivable                                                   293,237
                                                                              ----------
  Total assets                                                               95,959,509
                                                                              ----------
Liabilities
 Investment advisory fee                                                         49,708
 Trustees' fee                                                                    4,333
 Administration fee                                                               4,341
 Accrued expenses                                                                16,614
                                                                              ----------
  Total liabilities                                                              74,996
                                                                              ----------
Net Assets                                                                  $95,884,513
                                                                              ==========
Net Assets Consist of:
 Capital paid in on shares of beneficial interest                           $95,884,509
 Undistributed net investment income                                                  4
                                                                              ----------
Net Assets                                                                  $95,884,513
                                                                              ==========
Shares of beneficial interest outstanding, $1 par value, unlimited
  authorization                                                               9,588,450
                                                                              ==========
Net asset value and offering price per share                                     $10.00
                                                                              ==========



STATEMENT OF OPERATIONS
For the six months ended June 30, 1995
(Unaudited)


Investment Income
 Interest                                                                    $2,772,597
                                                                               ----------
  Total investment income                                                     2,772,597
                                                                               ----------
Expenses
 Investment advisory fee                                                        177,917
 Administration fee                                                              26,687
 Audit                                                                           12,412
 Printing                                                                        11,956
 Custodian                                                                        8,118
 Trustees'                                                                        4,388
 Miscellaneous                                                                    3,157
                                                                               ----------
  Total expenses                                                                244,635
                                                                               ----------
  Net investment income                                                       2,527,962
                                                                               ----------
Net increase in net assets resulting from operations                         $2,527,962
                                                                               ==========

                        See Notes to Financial Statements
                                      2-4

                              MONEY MARKET SERIES
STATEMENT OF CHANGES IN NET ASSETS

                                                                              Six Months
                                                                                Ended            Year
                                                                               6/30/95          Ended
                                                                             (Unaudited)       12/31/94
                                                                              -----------   --------------
From Operations
 Net investment income                                                      $  2,527,962    $   3,392,083
 Net realized gains                                                                   --              100
                                                                               ---------      ------------
 Net increase in net assets resulting from operations                          2,527,962        3,392,183
                                                                               ---------      ------------
From Distributions to Shareholders
 Net investment income                                                        (2,541,840)      (3,378,211)
 Net realized gains                                                                   --              (94)
                                                                               ---------      ------------
Decrease in net assets from distributions to shareholders                     (2,541,840)      (3,378,305)
                                                                               ---------      ------------
From Share Transactions
 Proceeds from sales of shares (8,796,026 and 23,586,003 shares,
  respectively)                                                               87,960,260      235,860,031
 Net asset value of shares issued from reinvestment of distributions
  (254,185 and 337,830,  respectively)                                         2,541,840        3,378,305
 Cost of shares repurchased (8,918,956 and 21,761,240 shares,
  respectively)                                                              (89,189,560)    (217,612,379)
                                                                               ---------      ------------
 Increase in net assets from share transactions                                1,312,540       21,625,957
                                                                               ---------      ------------
 Net increase in net assets                                                    1,298,662       21,639,835
Net Assets
 Beginning of period                                                          94,585,851       72,946,016
                                                                               ---------      ------------
 End of period (including undistributed net investment income of $4 and
  $13,882,  respectively)                                                   $ 95,884,513    $  94,585,851
                                                                               =========      ============

STOCK SERIESFINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                           Six Months
                                             Ended
                                         June 30, 1995                 Year ended December 31,
                                          (Unaudited)       1994      1993      1992      1991       1990
                                          --------------    ------    ------    ------    ------   --------
Net asset value, beginning of period         $10.00        $10.00    $10.00    $10.00    $10.00     $10.00
Income from investment operations
 Net investment income                         0.28          0.38(1)   0.28(1)   0.35      0.58       0.79
                                           ------------      ----      ----      ----      ----      ------
  Total from investment operations             0.28          0.38      0.28      0.35      0.58       0.79
                                           ------------      ----      ----      ----      ----      ------
Less distributions
 Dividends from net investment income         (0.28)        (0.38)    (0.28)    (0.35)    (0.58)     (0.79)
                                           ------------      ----      ----      ----      ----      ------
  Total distributions                         (0.28)        (0.38)    (0.28)    (0.35)    (0.58)     (0.79)
                                           ------------      ----      ----      ----      ----      ------
Net asset value, end of period               $10.00        $10.00    $10.00    $10.00    $10.00     $10.00
                                           ============      ====      ====      ====      ====      ======
Total return                                   2.83%(3)      3.77%     2.80%     3.50%     5.80%      7.90%
Ratios/supplemental data:
Net assets, end of period (thousands)       $95,885       $94,586   $72,946   $69,962   $51,692    $38,709
Ratio to average net assets of:
 Operating expenses                            0.55%(2)      0.55%     0.55%     0.50%     0.50%      0.50%
 Net investment income                         5.64%(2)      3.85%     2.84%     3.49%     5.76%      7.87%


(1) Includes reimbursement of operating expenses by investment adviser of $0.003 and $0.01 per share, respectively.
(2) Annualized
(3) Not annualized


                      See Notes to Financial Statements
                                      2-5

                                 GROWTH SERIES

   During this six-month reporting period, the stock market has advanced strongly, with the technology and financial services sectors leading the way. Propelled by falling interest rates and increasing investor confidence that the Federal Reserve Board may have successfully guided the economy to a "soft landing," we saw a combination of interest-sensitive sectors and technology and capital goods stocks outperform most other groups.

   Phoenix Edge Growth Series made very strong absolute gains over this reporting period. For the six months ended June 30, 1995, the Fund provided a total return of 15.80%. According to the Standard & Poor's 500 Composite Stock Index, a commonly used, unmanaged measure of stock performance, the market returned 20.19% in the same period. (All of these figures assume reinvestment of any distributions.)

   Several factors early in this reporting period held performance back. First, holdings in smaller and mid-sized companies did not perform as well as larger issues earlier in the year. For the balance of the year, however, we believe smaller issues will show better relative performance. Higher cash reserves at the start of the year also hurt performance slightly; however, we brought cash levels down significantly during the period. Finally, underweighting in the financial services sector coming into 1995 was a negative factor, but our moves to increase holdings benefited the portfolio over the remainder of this period.

   On the positive side, several factors worked well for the portfolio during this reporting period. Increased exposure to health care and pharmaceutical stocks helped performance. Also, while consumer-oriented holdings have produced good results, we have begun to reduce these holdings and increase weightings in the capital goods sector, which we believe has good earnings potential in the months ahead. Technology stocks have maintained their leadership in a dramatic fashion over the past six months and have been strong contributors to the portfolio. Currently, the portfolio is overweighted in the technology sector, which we expect will continue to provide market leadership despite the potential for increased volatility moving forward.


   For the balance of 1995, we believe further stock market gains will be difficult to attain. Since earnings growth is expected to moderate in the months ahead, market expectations may need to be adjusted. Nevertheless, we believe many strong growth and good quality companies will provide attractive investment opportunities during the second half of the year.



                           SCHEDULE OF INVESTMENTS
                                June 30, 1995
                                 (Unaudited)



                                                          SHARES       VALUE
                                                          ------   -------------
COMMON STOCKS--84.1%
Aerospace & Defense--2.3%
  Boeing Company                                         290,000    $18,161,250
                                                                    -----------
Airlines--1.0%
  AMR Corp. (b)                                          100,000      7,462,500
                                                                    -----------
Bank--2.1%
  Citicorp                                               285,000     16,494,375
                                                                    -----------
Chemical--Specialty--1.3%
  Morton International, Inc.                             350,000     10,237,500
                                                                    -----------
Computer Software & Services--2.9%
  HBO & Co.                                              180,000      9,810,000
  Microsoft Corp. (b)                                     90,000      8,133,750
  Oak Technology, Inc. (b)                               144,200      5,299,350
                                                                    -----------
                                                                     23,243,100
                                                                    -----------
Conglomerates--2.0%
  ITT Corp.                                              135,000     15,862,500
                                                                    -----------
Electrical Equipment--1.9%
  Honeywell, Inc.                                        350,000     15,093,750
                                                                    -----------
Electronics--6.0%
  Applied Materials, Inc. (b)                            100,000      8,662,500
  Cypress Semiconductors Co. (b)                         250,000     10,125,000
  Intel Corp.                                            245,000     15,511,563
  National Semiconductor Corp. (b)                       475,000     13,181,250
                                                                    -----------
                                                                     47,480,313
                                                                    -----------
Entertainment, Leisure & Gaming--3.4%
  Viacom, Inc. Class B (b)                               275,000     12,753,125
  Walt Disney Co.                                        260,000     14,462,500
                                                                    -----------
                                                                     27,215,625
                                                                    -----------
Financial Services--8.4%
  Dean Witter Discover & Co.                             310,000    $14,570,000
  Federal National Mortgage Assoc.                       176,000     16,610,000
  H & R Block, Inc.                                      104,000      4,277,000
  Morgan Stanley Group, Inc.                             100,000      8,100,000
  Student Loan Marketing Association                     320,000     15,000,000
  Travelers Group, Inc.                                  175,000      7,656,250
                                                                    -----------
                                                                     66,213,250
                                                                    -----------
Food--1.3%
  Ralston Purina Co.                                     200,000     10,200,000
                                                                    -----------
Health Care--Diversified--1.0%
  American Home Products Corp.                            96,800      7,489,900
                                                                    -----------
Health Care--Drugs--6.0%
  Amgen, Inc. (b)                                        215,000     17,294,062
  Lilly (Eli) & Co.                                      190,000     14,915,000
  Merck & Co., Inc.                                      307,500     15,067,500
                                                                    -----------
                                                                     47,276,562
                                                                    -----------
Hospital Management & Services--3.3%
  Columbia/HCA Healthcare Corp.                          450,000     19,462,500
  PhyCor, Inc. (b)                                       192,500      6,761,562
                                                                    -----------
                                                                     26,224,062
                                                                    -----------
Insurance--6.0%
  Aetna Life & Casualty Co.                              295,000     18,548,125
  American International Group, Inc.                     125,000     14,250,000
  General Re Corp.                                       110,100     14,739,637
                                                                    -----------
                                                                     47,537,762
                                                                    -----------
Medical Products & Supplies--6.7%
  Baxter International, Inc.                             415,000     15,095,625
  Boston Scientific Corp. (b)                            245,000      7,809,375
                       See Notes to Financial Statements
                                      2-6
Medical Products & Supplies--continued
  Johnson & Johnson                                      115,000   $  7,776,875
  Medtronic, Inc.                                        100,000      7,712,500
  St. Jude Medical, Inc.                                 283,500     14,210,438
                                                                    -----------
                                                                     52,604,813
                                                                    -----------
Miscellaneous--1.1%
  Eastman Kodak Co.                                      145,000      8,790,625
                                                                    -----------
Natural Gas--1.4%
  Apache Corp.                                           407,700     11,160,788
                                                                    -----------
Office & Business Equipment--1.7%
  Compaq Computer Corp. (b)                              300,000     13,612,500
                                                                    -----------
Oil Service & Equipment--3.6%
  BJ Services Co. (b)                                    500,000     11,375,000
  Schlumberger Ltd.                                      275,000     17,084,375
                                                                    -----------
                                                                     28,459,375
                                                                    -----------
Paper, Packaging & Forest Products--1.1%
  Bowater, Inc.                                          200,000      8,975,000
                                                                    -----------
Pollution Control--3.6%
  Browning-Ferris Industries, Inc.                       340,000     12,282,500
  WMX Technologies, Inc.                                 570,000     16,173,750
                                                                    -----------
                                                                     28,456,250
                                                                    -----------
Professional Services--1.7%
  First Data Systems Corp.                               240,000     13,650,000
                                                                    -----------
Retail--4.3%
  Federated Department Stores, Inc. (b)                  315,000      8,111,250
  Office Depot, Inc. (b)                                 300,000      8,437,500
  Staples, Inc. (b)                                      250,000      7,218,750
  Wal-Mart Stores, Inc.                                  367,100      9,819,925
                                                                    -----------
                                                                     33,587,425
                                                                    -----------
Retail--Food--1.1%
  Safeway, Inc. (b)                                      225,000      8,409,375
                                                                    -----------
Telecommunications Equipment--7.6%
  Bay Networks, Inc. (b)                                 180,000      7,447,500
  cisco Systems, Inc. (b)                                289,000     14,612,563
  General Instrument Corp. (b)                           250,000      9,593,750
  Northern Telecom Ltd.                                  132,000      4,818,000
  StrataCom, Inc. (b)                                    275,000     13,406,250
  U.S. Robotics Corp.                                     91,000      9,919,000
                                                                    -----------
                                                                     59,797,063
                                                                    -----------
Tobacco--1.3%
  Philip Morris Companies, Inc.                          135,000     10,040,625
                                                                    -----------
TOTAL COMMON STOCKS
(Identified cost $587,618,359)                                      663,736,288
                                                                    -----------
FOREIGN COMMON STOCKS--5.3%
  Computer Software & Services--1.7%
  Cap Gemini Sogeti (France)                             215,000   $  6,652,100
  Standard Application Software AG-Vorzug (Germany)        5,245      6,603,140
                                                                    -----------
                                                                     13,255,240
                                                                    -----------
Oil--2.1%
  Royal Dutch Petroleum Co. ADR (Netherlands)            139,000     16,940,625
                                                                    -----------
Telecommunications Equipment--1.1%
  Ericsson L.M. Telephone Co. Class B ADR (Sweden)       420,000      8,400,000
                                                                    -----------
Utility--Telephone--0.4%
  DDI Corp. (Japan)                                          415      3,323,913
                                                                    -----------
TOTAL FOREIGN COMMON STOCKS
(Identified cost $36,125,153)                                        41,919,778
                                                                    -----------
TOTAL LONG-TERM INVESTMENTS--89.4%
(Identified cost $623,743,512)                                      705,656,066
                                                                    -----------

                                                          STANDARD    PAR
                                                          & POOR'S   VALUE
                                                           RATING    (000)
                                                          --------    -----
SHORT-TERM OBLIGATIONS--8.6%
Commercial Paper--7.7%
  Philip Morris Cos., Inc. 6.10%, 7-3-95                   A-1      $   830        829,719
  Goldman, Sachs & Co. 5.95%, 7-6-95                       A-1+       4,215      4,211,517
  BellSouth Telecommunications, Inc. 5.93%, 7-10-95        A-1+       5,810      5,801,387
  Exxon Imperial U.S., Inc. 5.95%, 7-11-95                 A-1+       8,360      8,346,183
  Goldman, Sachs & Co. 5.95%, 7-12-95                      A-1+       5,000      4,990,910
  Pfizer, Inc. 5.93%, 7-12-95                              A-1+       6,300      6,288,585
  Pfizer, Inc. 5.93%, 7-13-95                              A-1+       2,270      2,265,513
  H.J. Heinz Co. 5.85%, 7-21-95                            A-1       12,735     12,693,611
  Campbell Soup Co. 5.93%, 7-27-95                         A-1+       5,265      5,242,451
  Shell Oil Co. 5.82%, 7-31-95                             A-1+      10,000      9,951,500
                                                                                 -----------
                                                                                60,621,376
                                                                                 -----------
Federal Agency Securities--0.9%
  Federal National Mortgage Assoc. 5.90%, 8-14-95                     3,885      3,856,826
  Student Loan Marketing Assoc. 5.66%, 11-9-95                        3,500      3,500,000
                                                                                 -----------
                                                                                 7,356,826
                                                                                 -----------
TOTAL SHORT-TERM OBLIGATIONS
(Identified cost $67,978,360)                                                   67,978,202
                                                                                -----------
TOTAL INVESTMENTS--98.0%
(Identified cost $691,721,872)                                                 773,634,268(a)
Cash and receivables, less liabilities--2.0%                                    15,655,610
                                                                                 -----------
NET ASSETS--100.0%                                                            $789,289,878
                                                                                ===========



(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $86,379,231 and gross depreciation of $4,438,332 for income tax purposes. At June 30, 1995 the aggregate cost of securities for federal income tax purposes was $691,693,369.
(b) Non-income producing.
ADR--American Depository Receipt


                        See Notes to Financial Statements
                                      2-7

                                 GROWTH SERIES


STATEMENT OF ASSETS AND LIABILITIES
June 30, 1995
(Unaudited)


Assets
 Investment securities at value (Identified cost $691,721,872)              $773,634,268
 Receivable for investment securities sold                                    18,968,397
 Investment income receivable                                                  1,154,527
 Tax reclaim receivable                                                          116,382
 Other receivable                                                                123,025
                                                                              -----------
  Total assets                                                               793,996,599
                                                                              -----------
Liabilities
 Custodian                                                                       493,723
 Payable for investment securities purchased                                   3,681,217
 Investment advisory fee                                                         414,214
 Administration fee                                                               38,339
 Trustees' fee                                                                     3,155
 Accrued expenses                                                                 76,073
                                                                              -----------
  Total liabilities                                                            4,706,721
                                                                              -----------
Net Assets                                                                  $789,289,878
                                                                              ===========
Net Assets Consist of:
 Capital paid in on shares of beneficial interest                           $670,759,646
 Undistributed net investment income                                             153,682
 Accumulated net realized gains                                               36,464,154
 Net unrealized appreciation                                                  81,912,396
                                                                              -----------
Net Assets                                                                  $789,289,878
                                                                              ===========
Shares of beneficial interest outstanding, $1 par value, unlimited
  authorization                                                               43,747,603
                                                                              ===========
Net asset value and offering price per share                                      $18.04
                                                                              ===========



STATEMENT OF OPERATIONS
For the six months ended June 30, 1995
(Unaudited)


Investment Income
 Dividends                                                                  $  4,447,935
 Interest                                                                      3,591,835
                                                                              -----------
  Total investment income                                                      8,039,770
                                                                              -----------
Expenses
 Investment advisory fee                                                       2,252,885
 Administration fee                                                              206,693
 Trustees'                                                                         5,210
 Custodian                                                                        91,129
 Audit                                                                            19,698
 Printing                                                                         23,407
 Miscellaneous                                                                    17,066
                                                                              -----------
  Total expenses                                                               2,616,088
  Net investment income                                                        5,423,682
                                                                              -----------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on securities                                              37,897,309
 Net realized loss on foreign currency transactions                           (1,447,772)
 Net unrealized appreciation on investments                                   62,051,392
                                                                              -----------
Net gain on investments                                                       98,500,929
                                                                              -----------
Net increase in net assets resulting from operations                        $103,924,611
                                                                              ===========

                        See Notes to Financial Statements
                                       2-8

                                 GROWTH SERIES
STATEMENT OF CHANGES IN NET ASSETS

                                                                                 Six Months
                                                                                   Ended            Year
                                                                                  6/30/95          Ended
                                                                                (Unaudited)       12/31/94
                                                                                 -----------   --------------
From Operations
 Net investment income                                                         $  5,423,682    $   7,438,217
 Net realized gains                                                              36,449,537       21,194,240
 Net unrealized appreciation (depreciation)                                      62,051,392      (22,581,225)
                                                                                  ---------      ------------
  Net increase in net assets resulting from operations                          103,924,611        6,051,232
                                                                                  ---------      ------------
From Distributions to Shareholders
 Net investment income                                                           (5,340,685)      (7,512,592)
 Net realized gains                                                                      --      (33,881,394)
                                                                                  ---------      ------------
Decrease in net assets from distributions to shareholders                        (5,340,685)     (41,393,986)
                                                                                  ---------      ------------
From Share Transactions
 Proceeds from sales of shares (8,486,747 and 17,499,498 shares,
  respectively)                                                                 141,214,279      293,876,374
 Net asset value of shares issued from reinvestment of distributions
  (305,393 and 2,620,718, respectively)                                           5,340,745       41,393,986
 Cost of shares repurchased (4,326,555 and 7,747,001 shares, respectively)      (72,070,144)    (130,074,382)
                                                                                  ---------      ------------
  Increase in net assets from share transactions                                 74,484,880      205,195,978
                                                                                  ---------      ------------
 Net increase in net assets                                                     173,068,806      169,853,224
Net Assets
 Beginning of period                                                            616,221,072      446,367,848
                                                                                  ---------      ------------
 End of period (including undistributed net investment income of $153,682
  and $70,685, respectively)                                                   $789,289,878    $ 616,221,072
                                                                                  =========      ============

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                              Six
                                             Months
                                             Ended
                                         June 30, 1995                  Year Ended December 31,
                                          (Unaudited)       1994       1993       1992       1991       1990
                                          -------------    -------    -------    -------    -------   --------
Net asset value, beginning of period         $15.69        $16.59     $15.01     $14.43     $11.72     $11.62
Income from investment operations
 Net investment income                         0.13          0.23(1)    0.16       0.22       0.39       0.35
 Net realized and unrealized gain              2.35          0.02       2.77       1.25       4.64       0.10
                                          ------------      -----      -----      -----      -----      ------
  Total from investment operations             2.48          0.25       2.93       1.47       5.03       0.45
                                          ------------      -----      -----      -----      -----      ------
Less distributions
 Dividends from net investment income         (0.13)        (0.23)     (0.15)     (0.23)     (0.37)     (0.35)
 Dividends from net realized gains            --            (0.92)     (1.20)     (0.66)     (1.95)      --
                                          ------------      -----      -----      -----      -----      ------
  Total distributions                         (0.13)        (1.15)     (1.35)     (0.89)     (2.32)     (0.35)
                                          ------------      -----      -----      -----      -----      ------
Change in net asset value                      2.35         (0.90)      1.58       0.58       2.71       0.10
                                          ------------      -----      -----      -----      -----      ------
Net asset value, end of period               $18.04        $15.69     $16.59     $15.01     $14.43     $11.72
                                          ============      =====      =====      =====      =====      ======
Total return                                  15.80%(3)      1.48%     19.69%     10.29%     43.83%      3.98%
Ratios/supplemental data:
Net assets, end of period (thousands)      $789,290      $616,221   $446,368   $245,565   $102,259    $40,061
Ratio to average net assets of:
 Operating expenses                            0.77%(2)      0.80%      0.79%      0.50%      0.50%      0.50%
 Net investment income                         1.55%(2)      1.38%      0.97%      1.66%      2.14%      3.19%
Portfolio turnover rate                         181%(2)       185%       185%       214%       237%       272%

(1) Includes reimbursement of operating expenses by investment adviser of $0.003 per share.
(2) Annualized
(3) Not annualized
The components of income from investment operations are calculated based on the average number of shares outstanding.

                        See Notes to Financial Statements
                                       2-9

                                  BOND SERIES

   Over this six-month reporting period, the domestic fixed-income markets made a remarkable recovery from their dismal 1994 performance. Aided by the slowing economy and controlled inflation, all sectors produced solidly positive results. High-yield bonds and mortgage-backed securities were among the top-performing markets. In addition, the emerging debt markets, which struggled over the early months of 1995, made a strong comeback in the second half of the period and outperformed all fixed- income markets for the final three months of the period.

   The Phoenix Edge Bond Series had an excellent first half, posting gains well ahead of the market. For the six months ended June 30, 1995, the fund returned 13.01%. According to the Lehman Brothers Aggregate Bond Index, an unmanaged commonly used measure of bond performance, the market returned 11.44% in the same period. (All of these figures assume reinvestment of any distributions.)

   During this reporting period, we stressed U.S. government securities, non-agency mortgage-backed securities and emerging market debt--all of which were strong contributors to first-half results. The emerging markets, in particular, enhanced performance over the second half of the period. Despite the intense sell off experienced in the first calendar quarter--triggered by the Mexican peso crisis last December--emerging debt markets rebounded dramatically in the second calendar quarter.

   As of June 30, approximately 21% of the portfolio was invested in emerging market securities. This allocation remains well- diversified among nine countries, with Argentina and Brazil as the two largest holdings.


   Our long-term outlook for the emerging markets sector remains positive, particularly for countries where local governments remain committed to market-based reforms, including Argentina, Brazil and Poland. In addition to the emerging markets, we also expect the portfolio will continue to benefit from its holdings in the U.S. government securities sector.



                           SCHEDULE OF INVESTMENTS
                                JUNE 30, 1995
                                 (Unaudited)



                                                        MOODY'S      PAR
                                                          BOND      VALUE
                                                         RATING     (000)        VALUE
                                                          -----    -------   -------------
U.S. GOVERNMENT SECURITIES--23.2%
U.S. Treasury Bonds--16.8%
  U.S. Treasury Bonds 6.50%, '05                             Aaa     $10,950    $11,181,702
  U.S. Treasury Bonds 6.25%, '23                             Aaa       1,000        945,050
  U.S. Treasury Bonds 7.625%, '25                            Aaa       3,200      3,612,832
                                                                                -----------
                                                                                 15,739,584
                                                                                -----------
U.S. Treasury Notes--2.1%
  U.S. Treasury Notes 6.50%, '97                             Aaa       1,000      1,011,160
  U.S. Treasury Notes 6.125%, '98                            Aaa       1,000      1,006,290
                                                                                -----------
                                                                                  2,017,450
                                                                                -----------
Mortgage-Backed Securities--4.3%
  FHLMC 7.50%, '18                                           Aaa         978        985,191
  FNMA 7%, '24                                               Aaa       2,848      2,802,268
  GNMA Seasoned 8%, '06                                      Aaa         279        285,705
                                                                                -----------
                                                                                  4,073,164
                                                                                -----------
TOTAL U.S. GOVERNMENT SECURITIES
(Identified cost $21,222,786)                                                    21,830,198
                                                                                -----------
NON-CONVERTIBLE BONDS--33.3%
Airlines--1.8%
  GPA Delaware, Inc. 8.75%, '98                              Caa       2,000      1,720,000
                                                                                -----------
Chemical--Specialty--1.3%
  Borden Chemical & Plastics 9.50%, '05                      Ba        1,200      1,218,000
                                                                                -----------
Containers--2.4%
  Owens-Illinois, Inc., 11%, '03                             Ba        2,000      2,210,000
                                                                                -----------
Hospital Management & Services--1.4%
  National Medical Enterprises 9.625%, '02                   Ba          500        531,250
  National Medical Enterprises 10.125%, '05                  Ba          750        796,875
                                                                                -----------
                                                                                  1,328,125
                                                                                -----------
Machinery--1.6%
  Cincinnati Milacron, Inc. 8.375%, '04                      Ba        1,500      1,505,625
                                                                                -----------
Non-Agency Mortgage Backed Securities--15.4%
  Chase Mortgage Finance Corp. 8.02%, '22                    NR          940        957,251
  Kearny Street 93-1, A Float 7.025%, '00                    AA(b)       115        115,016
  KPAC 7.18%, '05                                            BBB(b)      500        484,688
  Nomura Asset Securities Corp. 94-MD2,
   A6, Float 7.3275%, '03                                   A(b)      1,676      1,670,344
  Prudential Home Mortgage 144A 6.641%, '23 (c)              NR        1,500      1,404,141
  Resolution Trust Corp. 7.90%, '23                          Aa        1,360      1,368,623
  Resolution Trust Corp. 6.55%, '24                          Aaa       1,538      1,519,342
  Resolution Trust Corp. 8%, '25                             BBB(b)      989        980,000
  Resolution Trust Corp. 8%,'26                              BBB(b)    1,946      1,931,769
  Resolution Trust Corp. 7.50%, '28                          AA(b)     2,948      2,981,094
  Ryland Mortgage Securities Corp. 8.33%, '30                A(b)      1,048      1,046,508
                                                                                -----------
                                                                                 14,458,776
                                                                                -----------
Paper & Forest Products--0.9%
  SD Warren Co. Series B 12%, '04                            B           750        810,000
                                                                                -----------
Publishing, Broadcasting, Printing & Cable--4.2%
  Paramount Communications 8.25%, '22                        B         2,000      1,924,700
  SCI Television 11%, '05                                    B         1,459      1,522,831
  Univision Television 11.75%, '01                           B           500        531,875
                                                                                -----------
                                                                                  3,979,406
                                                                                -----------
Retail--Food Service--3.2%
  ARA Services, Inc. 10.625%, '00                            Ba           54         60,075
  Curtice-Burns Foods, Inc. 12.25%, '05                      B         2,750      2,908,125
                                                                                -----------
                                                                                  2,968,200
                                                                                -----------
Telecommunications Equipment--1.1%
  Panamsat L.P. (0%, '98) 11.375%, '03                       B         1,500      1,072,500
                                                                                -----------

                        See Notes to Financial Statements
                                      2-10

                                  BOND SERIES

                                                           MOODY'S    PAR
                                                            BOND     VALUE
                                                           RATING    (000)        VALUE
                                                           ------    -----      -----------
TOTAL NON-CONVERTIBLE BONDS
(Identified cost $30,214,889)                                                   $31,270,632
                                                                                -----------
FOREIGN NON-CONVERTIBLE BONDS--11.9%
Argentina--1.6%
  Bridas Corp. Yankee 12.50%, '99                            B       $1,600       1,456,000
                                                                                -----------
Brazil--1.0%
  Aracruz Celulose 10.375%, '02                              NR       1,000         932,500
                                                                                -----------
Canada--1.5%
  Videotron Groupe Ltd. 10.25%, '02                          Ba       1,400       1,445,500
                                                                                -----------
Chile--2.0%
  CSAV 144A 7.375%, '03 (c)                                  BBB(b)   2,000       1,860,000
                                                                                -----------
Columbia--2.8%
  Centragas Yankee 144A 10.65%, '10 (c)                      BBB(b)   2,500       2,584,375
                                                                                -----------
Indonesia--1.6%
  P.T. Polysindo 13%, '01                                    B        1,500       1,522,500
                                                                                -----------
Philippines--1.4%
  Subic Power Corp. 144A 9.50%, '08 (c)                      NR       1,398       1,296,389
                                                                                -----------
TOTAL FOREIGN NON-CONVERTIBLE BONDS
(Identified cost $10,857,860)                                                    11,097,264
                                                                                -----------
FOREIGN GOVERNMENT SECURITIES--12.1%
Argentina--3.6%
  Republic of Argentina Bear FRB Float 7.3125%, '05          BB(b)    3,500       2,165,625
  Republic of Argentina Par L-GP (5%,'96) 6%, '23            B        2,500       1,193,875
                                                                                -----------
                                                                                  3,359,500
                                                                                -----------
Brazil--3.4%
  Republic of Brazil EI-L Euro Floater 6.6875%, '06          NR       2,000       1,197,500
  Republic of Brazil Par YL4 (4.25%,'96) 6%, '24             NR       1,000         446,250
  Republic of Brazil 20 yr. Series C Euro 8%, '14            NR       3,121       1,533,290
                                                                                -----------
                                                                                  3,177,040
                                                                                -----------
Costa Rica--1.2%
  Central Bank of Costa Rica 6.25%, '10                      NR       2,200       1,144,000
                                                                                -----------
Ecuador--1.0%
  Republic of Ecuador PDI 20 yr Euro 7.25%, '15              NR       3,000         982,500
                                                                                -----------
Mexico--1.3%
  United Mexican States Series B Euro 6.25% '19              Ba       2,000       1,220,000
                                                                                -----------
Poland--1.6%
  Poland Global Bearer PDI (3.25%,'95) 7%, '14               NR       2,500       1,500,000
                                                                                -----------
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified cost $10,137,218)                                                    11,383,040
                                                                                -----------
MUNICIPAL TAX-EXEMPT BONDS--9.0%
  Florida--1.6%
  Palm Beach Waste Revenue Project B 10.50%, '11             NR       1,500       1,511,055
                                                                                -----------
Michigan--0.2%
  Brighton School District 0%, '18                           Aaa        600         149,190
                                                                                -----------
Pennsylvania--4.8%
  Pennsylvania Economic Development 10.375%, '12             NR       2,500       2,526,225
  Pennsylvania Financial Development 6.75%, '07              NR       1,950       1,957,469
                                                                                -----------
                                                                                  4,483,694
                                                                                -----------
Virginia--1.7%
  Pittsylvania County Series B 7.65%, '10                    NR       1,500       1,595,385
                                                                                -----------
Wisconsin--0.7%
  Wisconsin G.O. Series 5 4.85%, '06                         Aa         750         693,097
                                                                                -----------
TOTAL MUNICIPAL TAX-EXEMPT BONDS
(Identified cost $8,194,875)                                                    8,432,421
                                                                                -----------

                                                                      SHARES
                                                                       -----
CONVERTIBLE PREFERRED STOCKS--1.8%
Metals & Mining--1.8%
  Freeport-McMoRan Copper Cv. Pfd. (5%,'96) 7%, '02                    78,000     1,686,750
                                                                                 ----------
TOTAL CONVERTIBLE PREFERRED STOCKS
(Identified cost $1,828,122)                                                      1,686,750
                                                                                 ----------
PREFERRED STOCKS--4.1%
Paper, Packaging & Forest Products--0.8%
  SD Warren Co. Pfd. Unit 144A PIK Series B (c)                        30,000       786,580
                                                                                 ----------
Telecommunications Equipment--3.3%
  Panamsat Corp. Pfd. 12.75%, '05                                       3,050     3,082,025
                                                                                 ----------
TOTAL PREFERRED STOCKS
(Identified cost $3,729,500)                                                      3,868,605
                                                                                 ----------
WARRANTS--0.2%
Paper, Packaging & Forest Products--0.2%
  SD Warren Warrants                                                   30,000       180,000
                                                                                 ----------
TOTAL WARRANTS
(Identified cost $142,500)                                                          180,000
                                                                                 ----------
TOTAL LONG-TERM INVESTMENTS--95.6%
(Identified cost $86,327,750)                                                    89,748,910
                                                                                 ----------


                                                                        PAR
                                                                       VALUE
                                                                       (000)
                                                                       -----
SHORT-TERM OBLIGATIONS--2.1%
Commercial Paper--2.1%
  Anheuser-Busch Cos., Inc. 5.93%, 7-6-95                         P-1   $   95        94,922
  BellSouth Telecommunications, Inc. 6.10%, 7-6-95                P-1      880       879,254
  BellSouth Telecommunications, Inc. 6.10%, 7-10-95               P-1    1,000       998,475
                                                                                  ----------
                                                                                   1,972,651
                                                                                  ----------
TOTAL SHORT-TERM OBLIGATIONS
(Identified cost $1,972,651)                                                       1,972,651
                                                                                ------------
TOTAL INVESTMENTS--97.7%
(Identified cost $88,300,401)                                                     91,721,561(a)
Cash and receivables, less liabilities--2.3%                                       2,155,089
                                                                                ------------
NET ASSETS--100.0%                                                               $93,876,650
                                                                                ============


(a) Federal Income Tax Information; Net unrealized appreciation of investment securities is comprised of gross appreciation of $4,340,884 and gross depreciation of $951,519 for income tax purposes. At June 30, 1995 the aggregate cost of securities for federal income tax purposes was $88,332,196.
(b) As rated by Standard & Poor's, Duff & Phelps or Fitch.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. At June 30, 1995, these securities amounted to a value of $7,931,485 or 8.4% of net assets.


                        See Notes to Financial Statements
                                      2-11

                                  BOND SERIES


STATEMENT OF ASSETS AND LIABILITIES
June 30, 1995
(Unaudited)



Assets
 Investment securities at value (Identified cost $88,300,401)               $91,721,561
 Cash                                                                            40,793
 Receivable for investment securities sold                                    2,607,715
 Investment income receivable                                                 1,813,289
 Other receivable                                                                15,030
                                                                              ----------
  Total assets                                                               96,198,388
                                                                              ----------
Liabilities
 Payable for investment securities purchased                                  2,259,620
 Investment advisory fee                                                          9,454
 Administration fee                                                               4,603
 Trustees' fee                                                                    4,903
 Accrued expenses                                                                43,158
                                                                              ----------
  Total liabilities                                                           2,321,738
                                                                              ----------
Net Assets                                                                  $93,876,650
                                                                              ==========
Net Assets Consist of:
 Capital paid in on shares of beneficial interest                           $93,664,465
 Undistributed net investment income                                            154,661
 Accumulated net realized losses                                             (3,363,636)
 Net unrealized appreciation                                                  3,421,160
                                                                              ----------
Net Assets                                                                  $93,876,650
                                                                              ==========
Shares of beneficial interest outstanding, $1 par value, unlimited
  authorization                                                               9,644,532
                                                                              ==========
Net asset value and offering price per share                                      $9.73
                                                                              ==========


STATEMENT OF OPERATIONS
For the six months ended June 30, 1995
(Unaudited)

Investment Income
 Interest                                                                   $ 3,781,214
 Dividends                                                                      238,138
                                                                              ----------
  Total investment income                                                     4,019,352
                                                                              ----------
Expenses
 Investment advisory fee                                                        205,219
 Administration fee                                                              24,626
 Custodian                                                                       42,403
 Audit                                                                           19,549
 Printing                                                                        10,291
 Trustees'                                                                        7,711
 Miscellaneous                                                                    9,099
                                                                              ----------
  Total expenses                                                                318,898
  Less expenses borne by investment adviser                                     (52,038)
                                                                              ----------
  Net expenses                                                                  266,860
                                                                              ----------
  Net investment income                                                       3,752,492
                                                                              ----------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized loss on securities                                               (200,090)
 Net unrealized appreciation on investments                                   6,703,354
                                                                              ----------
Net gain on investments                                                       6,503,264
                                                                              ----------
Net increase in net assets resulting from operations                        $10,255,756
                                                                              ==========

                        See Notes to Financial Statements
                                      2-12

STATEMENT OF CHANGES IN NET ASSETS

                                                                                Six Months
                                                                                   Ended           Year
                                                                                  6/30/95          Ended
                                                                                (Unaudited)      12/31/94
                                                                                -----------   -------------
From Operations
 Net investment income                                                         $  3,752,492    $  5,726,303
 Net realized losses                                                               (200,090)     (4,421,816)
 Net unrealized appreciation (depreciation)                                       6,703,354      (5,570,839)
                                                                                  ---------      -----------
 Net increase (decrease) in net assets resulting from operations                 10,255,756      (4,266,352)
                                                                                  ---------      -----------
From Distributions to Shareholders
 Net investment income                                                           (3,620,904)     (5,746,498)
                                                                                  ---------      -----------
 Decrease in net assets from distributions to shareholders                       (3,620,904)     (5,746,498)
                                                                                  ---------      -----------
From Share Transactions
 Proceeds from sales of shares (2,781,039 and 4,380,630 shares,
  respectively)                                                                  26,204,014      42,304,393
 Net asset value of shares issued from reinvestment of distributions
  (384,241 and 617,518,  respectively)                                            3,620,904       5,746,498
 Cost of shares repurchased (1,836,485 and 4,414,044 shares, respectively)      (17,269,148)    (42,745,168)
                                                                                  ---------      -----------
  Increase in net assets from share transactions                                 12,555,770       5,305,723
                                                                                  ---------      -----------
 Net increase (decrease) in net assets                                           19,190,622      (4,707,127)
Net Assets
 Beginning of period                                                             74,686,028      79,393,155
                                                                                  ---------      -----------
 End of period (including undistributed net invesment income of $154,661 and
  $23,073, respectively)                                                       $ 93,876,650    $ 74,686,028
                                                                                  =========      ===========

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                  Six
                                                 Months
                                                 Ended
                                             June 30, 1995                 Year Ended December 31,
                                              (Unaudited)      1994      1993      1992      1991       1990
                                             --------------    ------    ------    ------    ------   --------
Net asset value, beginning of period             $ 8.98       $10.27    $ 9.58    $ 9.33    $ 8.48     $ 8.85
Income from investment operations
 Net investment income                             0.41(1)      0.72(1)   0.66(1)   0.66      0.74       0.80
 Net realized and unrealized gain (loss)           0.74        (1.28)     0.84      0.25      0.85      (0.37)
                                               ------------      ----      ----      ----      ----      ------
  Total from investment operations                 1.15        (0.56)     1.50      0.91      1.59       0.43
                                               ------------      ----      ----      ----      ----      ------
Less distributions
 Dividends from net investment income             (0.40)       (0.73)    (0.66)    (0.66)    (0.74)     (0.80)
 Dividends from net realized capital
  gains                                              --           --     (0.15)       --        --         --
                                               ------------      ----      ----      ----      ----      ------
  Total distributions                             (0.40)       (0.73)    (0.81)    (0.66)    (0.74)     (0.80)
                                               ------------      ----      ----      ----      ----      ------
Change in net asset value                          0.75        (1.29)     0.69      0.25      0.85      (0.37)
                                               ------------      ----      ----      ----      ----      ------
Net asset value, end of period                   $ 9.73       $ 8.98    $10.27    $ 9.58    $ 9.33     $ 8.48
                                               ============      ====      ====      ====      ====      ======
Total return                                      13.01%(3)    -5.47%    15.90%    10.03%    19.41%      5.14%
Ratios/supplemental data:
Net assets, end of period (thousands)           $93,877      $74,686   $79,393   $43,090   $21,957    $13,558
Ratio to average net assets of:
 Operating expenses                                0.65%(2)     0.66%     0.65%     0.50%     0.50%      0.50%
 Net investment income                             9.07%(2)     7.62%     6.71%     7.47%     8.65%      9.26%
Portfolio turnover rate                             174%(2)      181%      169%      166%      269%       318%

(1) Includes reimbursement of operating expenses by investment adviser of $0.006, $0.006 and $0.005 per share, respectively.
(2) Annualized
(3) Not annualized
The components of income from investment operations are calculated based on the average number of shares outstanding.


                        See Notes to Financial Statements
                                      2-13

                             TOTAL RETURN SERIES

  Moderating economic growth and relatively subdued inflation provided a positive climate for the financial markets over the first six months of 1995. Aided by the strong rally in the bond markets, equities remained on a fast track throughout this six-month reporting period. As measured by the Standard & Poor's 500 Composite Stock Index, a commonly used, unmanaged indicator of stock performance, the equity market returned 20.19% for the first half of 1995.

   Fixed-income markets also showed remarkable strength, with all sectors providing solidly positive first-half performance. Yields on the 30-year Treasury bond declined significantly over this reporting period, dropping from 7.89% at yearend to 6.62% on June 30. As measured by the Lehman Brothers Aggregate Bond Index, a commonly used, unmanaged gauge of market performance, bonds returned 11.44% over this six-month period.

   Phoenix Edge Total Return Series posted strong absolute gains over this reporting period. For the six months ended June 30, 1995, The Fund returned 11.05%. In contrast, its peer group's average--the 175 flexible funds tracked by Lipper Analytical Services--was 12.48%. As the broad market returns noted above, all of these figures assume reinvestment of any distributions.

   The portfolio's relative underperformance was due primarily to its lower bond allocation versus its peer group. Although we had increased the bond allocation to 20% moving into 1995, we underestimated the strength of the bond market rally from its 1994 lows.

   In anticipation of an improving stock market, we also increased the portfolio's equity allocation to 55%. This proved to be an appropriate move, with strong contributions from a number of areas. Technology, the top-performing industry over the first half, was well represented in the portfolio, with names such as Intel, Microsoft and Ericsson. Other equity holdings that posted favorable results included Medtronic, McDonald's, Disney, Eastman Kodak and ITT.

   As noted in our last report, we expected that 1995 would be a better year for the financial markets; however, we underestimated the strength of the stock market rally. Over the second half of 1995, we expect gains in the stock market to be more labored and speculative in nature. Also, as the Federal Reserve shifts from a policy of tightening to one of ease, the bond market is not likely to repeat its first-half performance over the balance of the year. Although short-term rates are likely to decline, longer- term bonds will be hard pressed to show much price appreciation. Therefore, we have begun reducing our bond allocation.

   In conclusion, we expect the remainder of 1995 to be more volatile than the first half and further gains in the market to be more difficult.

                        See Notes to Financial Statements
                                      2-14

                              TOTAL RETURN SERIES

                             SCHEDULE OF INVESTMENTS
                                  June 30, 1995
                                   (Unaudited)


                                     STANDARD
                                          &        PAR
                                       POOR'S     VALUE
                                       RATING     (000)         VALUE
                                        ------    -------   -------------
U.S. GOVERNMENT SECURITIES--16.0%
U.S. TREASURY BONDS--2.9%
  U.S. Treasury Bonds 7.875%, '04          AAA     $ 8,500     $ 9,468,235
                                                              -----------
U.S. Treasury Notes--13.1%
  U.S. Treasury Notes 7.25%, '96           AAA       7,000       7,131,040
  U.S. Treasury Notes 7.375%, '97          AAA       7,000       7,227,360
  U.S. Treasury Notes 7.50%, '97           AAA      14,500      14,858,875
  U.S. Treasury Notes 6.50%, '99           AAA      12,800      13,018,752
                                                               -----------
                                                                42,236,027
                                                               -----------
TOTAL U.S. GOVERNMENT SECURITIES
(Identified cost $49,725,871)                                   51,704,262
                                                               -----------

                                                    SHARES
                                                    ------
COMMON STOCKS--51.2%
Advertising--2.0%
  Interpublic Group Companies, Inc.                   89,800     3,367,500
  Omnicom Group, Inc.                                 52,000     3,152,500
                                                                ---------
                                                                 6,520,000
                                                                ---------
Aerospace & Defense--3.3%
  Boeing Company                                      70,000     4,383,750
  Rockwell International Corp.                        70,000     3,202,500
  United Technologies Corp.                           40,000     3,125,000
                                                                ---------
                                                                10,711,250
                                                                ---------
Beverages--0.5%
  Coca Cola Co.                                       25,000     1,593,750
                                                                ---------
Chemical--1.0%
  Monsanto Co.                                        36,000     3,244,500
                                                                ---------
Chemical--Specialty--1.7%
  Engelhard Corp.                                     85,000     3,644,375
  Loctite Corp.                                       40,000     1,820,000
                                                                ---------
                                                                 5,464,375
                                                                ---------
Computer Software & Services--1.6%
  Microsoft Corp. (b)                                 34,000     3,072,750
  Sybase, Inc. (b)                                    69,300     2,035,687
                                                                ---------
                                                                 5,108,437
                                                                ---------
Conglomerates--0.6%
  ITT Corp.                                           16,000     1,880,000
                                                                ---------
Electrical Equipment--3.6%
  Emerson Electric Co.                                74,000     5,291,000
  Honeywell, Inc.                                    145,000     6,253,125
                                                                ---------
                                                                11,544,125
                                                                ---------
Electronics--0.6%
  Amphenol Corp. Class A (b)                          15,500       451,438
  Intel Corp.                                         26,000     1,646,125
                                                                ---------
                                                                 2,097,563
                                                                ---------
Entertainment, Leisure & Gaming--4.2%
  Gaylord Entertainment Co. Class A                  120,750     3,048,937
  Time Warner, Inc.                                  150,000     6,168,750
  Viacom, Inc. Class B (b)                            30,000     1,391,250
  Walt Disney Co.                                     51,700     2,875,813
                                                                ---------
                                                                13,484,750
                                                                ---------
Financial Services--2.1%
  American Express Co.                                90,000     3,161,250
  Travelers Group, Inc.                               80,000     3,500,000
                                                                ---------
                                                                 6,661,250
                                                                ---------
Food--1.5%
  Ralston Purina Co.                                  92,000     4,692,000
                                                                ---------

                                                   SHARES       VALUE
                                                   ------   ------------
Health Care--Diversified--1.5%
  Warner-Lambert Co.                                 57,000    $ 4,923,375
                                                               ----------
Health Care--Drugs--3.5%
  Lilly (Eli) & Co.                                  34,000      2,669,000
  Merck & Co., Inc.                                 120,000      5,880,000
  Schering-Plough Corp.                              60,000      2,647,500
                                                               ----------
                                                                11,196,500
                                                               ----------
Household Furnishing & Appliance--1.9%
  Whirlpool Corp.                                   112,400      6,182,000
                                                               ----------
Insurance--0.2%
  American International Group, Inc.                  4,300        490,200
                                                               ----------
Lodging & Restaurants--1.1%
  McDonald's Corp.                                   90,000      3,521,250

Medical Products & Supplies--1.4%
  Becton Dickinson & Co.                             50,200      2,924,150
  Medtronic, Inc.                                    22,000      1,696,750
                                                               ----------
                                                                 4,620,900
                                                               ----------
Miscellaneous--3.1%
  Eastman Kodak Co.                                 100,000      6,062,500
  Minnesota Mining & Manufacturing Co.               67,000      3,835,750
                                                               ----------
                                                                 9,898,250
                                                               ----------
Office & Business Equipment--1.6%
  Compaq Computer Corp. (b)                          75,000      3,403,125
  Silicon Graphics, Inc. (b)                         42,000      1,674,750
                                                                ----------
                                                                 5,077,875
                                                               ----------
Professional Services--1.1%
  First Data Systems Corp.                           65,400      3,719,625
                                                               ----------
Publishing, Broadcasting, Printing & Cable--3.2%
  Capital Cities/ABC, Inc.                           29,000      3,132,000
  Gannett, Inc.                                     100,000      5,425,000
  Lin Television Corp. (b)                           50,400      1,694,700
                                                               ----------
                                                                10,251,700
                                                               ----------
Retail--9.0%
  Barnes & Noble, Inc. (b)                           75,000      2,550,000
  Dillard Department Stores, Inc.                   105,000      3,084,375
  Federated Department Stores, Inc. (b)             120,000      3,090,000
  Kohls Corp. (b)                                    63,100      2,878,938
  May Department Stores Co.                          80,000      3,330,000
  Nordstrom, Inc.                                    82,300      3,405,162
  Pep Boys--Manny, Moe & Jack                        69,000      1,845,750
  Talbots, Inc.                                      75,700      3,009,075
  Wal-Mart Stores, Inc.                             218,000      5,831,500
                                                               ----------
                                                                29,024,800
                                                               ----------
Telecommunications Equipment--0.9%
  Motorola, Inc.                                     45,000      3,020,625
                                                               ----------
TOTAL COMMON STOCKS
(Identified cost $149,523,785)                                 164,929,100
                                                               ----------
FOREIGN COMMON STOCKS--2.8%
Chemical--0.2%
  Potash Corp. of Saskatchewan, Inc. (Canada)         9,600        536,400
                                                               ----------
Oil Service & Equipment--0.6%
  Petroleum Geo-Services ADR (Norway) (b)            69,500      1,998,125
                                                               ----------
Telecommunications Equipment--1.0%
  Ericsson L.M. Telephone Co. Class B ADR
   (Sweden)                                        163,000      3,260,000
                                                               ----------
Utility--Telephone--1.0%
  Vodafone Group PLC ADR (United Kingdom)            85,000      3,219,375
                                                               ----------

                        See Notes to Financial Statements
                                      2-15

                              TOTAL RETURN SERIES

                                                                  VALUE
                                                               -----------
TOTAL FOREIGN COMMON STOCKS
(Identified cost $7,808,776)                                  $  9,013,900
                                                                  ---------
TOTAL LONG-TERM INVESTMENTS--70.0%
(Identified cost $207,058,432)                                 225,647,262
                                                                  ---------

                                         STANDARD      PAR
                                         & POOR's     VALUE
                                          RATING      (000)
                                         --------     ------
SHORT-TERM OBLIGATIONS--28.7%
Commercial Paper--26.8%
  Goldman, Sachs & Co. 5.95%, 7-6-95         A-1+      $8,850      8,842,686
  Exxon Imperial U.S., Inc. 5.95%,
   7-7-95                                    A-1+       7,505      7,497,558
  BellSouth Telecommunications, Inc.
   5.95%, 7-10-95                            A-1+       5,180      5,172,295
  Exxon Imperial U.S., Inc. 5.95%,
   7-11-95                                   A-1+       5,120      5,111,538
  Goldman, Sachs & Co. 5.95%, 7-12-95        A-1+       5,000      4,990,910
  Philip Morris Cos., Inc. 5.92%,
   7-13-95                                   A-1        8,000      7,984,213
  AT&T 5.87%, 7-14-95                        A-1+       5,000      4,989,401
  McDonald's Corp. 5.93%, 7-17-95            A-1+       8,740      8,716,965
  Unilever Capital Corp. 5.90%, 7-17-95      A-1+       4,855      4,842,269

                                          STANDARD     PAR
                                          & POOR's    VALUE
                                           RATING     (000)       VALUE
                                           --------    -----   -----------
  BellSouth Telecommunications, Inc.
   5.95%, 7-19-95                             A-1+     $ 3,600  $  3,589,290
  H.J. Heinz Co. 5.85%, 7-21-95               A-1       10,310    10,276,492
  Campbell Soup Co. 5.93%, 7-27-95            A-1+       4,435     4,416,006
  Shell Oil Co. 5.82%, 7-31-95                A-1+      10,000     9,951,500
                                                                  ---------
                                                                  86,381,123
                                                                  ---------
Federal Agency Securities--1.9%
  Federal National Mortgage Assoc.
   5.90%, 8-14-95                                        1,225     1,216,117
  Student Loan Marketing Assoc. 5.66%, 11-9-95           5,000     5,000,000
                                                                  ---------
                                                                   6,216,117
                                                                  ---------
TOTAL SHORT-TERM OBLIGATIONS
(Identified cost $92,597,291)                                     92,597,240
                                                                  ---------
TOTAL INVESTMENTS--98.7%
(Identified cost $299,655,723)                                   318,244,502(a)
Cash and receivables, less liabilities--1.3%                       4,301,051
                                                                  ---------
NET ASSETS--100.0%                                              $322,545,553
                                                                  =========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $19,653,065 and gross depreciation of $1,208,378 for income tax purposes. At June 30, 1995 the aggregate cost of securities for federal income tax purposes was $299,799,815.
(b) Non-income producing.
ADR--American Depository Receipt

                        See Notes to Financial Statements
                                      2-16

                              TOTAL RETURN SERIES

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1995
(Unaudited)


Assets
 Investment securities at value (Identified cost $299,655,723)     $318,244,502
 Receivable for investment securities sold                            4,334,895
 Investment income receivable                                         1,022,801
 Tax reclaim receivable                                                   9,439
 Other receivable                                                        50,216
                                                                     -----------
  Total assets                                                      323,661,853
                                                                     -----------
Liabilities
 Custodian                                                              282,622
 Payable for investment securities purchased                            528,480
 Investment advisory fee                                                187,110
 Administration fee                                                      15,858
 Trustees' fee                                                            2,494
 Accrued expenses                                                        99,736
                                                                     -----------
  Total liabilities                                                   1,116,300
                                                                     -----------
Net Assets                                                         $322,545,553
                                                                     ===========
Net Assets Consist of:
 Capital paid in on shares of beneficial interest                  $295,497,891
 Undistributed net investment income                                     93,247
 Accumulated net realized gains                                       8,365,636
 Net unrealized appreciation                                         18,588,779
                                                                     -----------
Net Assets                                                         $322,545,553
                                                                     ===========

Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization                                            23,315,452
                                                                     ===========
Net asset value and offering price per share                             $13.83
                                                                     ===========


STATEMENT OF OPERATIONS
For the six months ended June 30, 1995
(Unaudited)

Investment Income
 Dividends                                                          $ 1,121,341
 Interest                                                             5,089,017
                                                                      -----------
  Total investment income                                             6,210,358
                                                                      -----------
Expenses
 Investment advisory fee                                                894,369
 Administration fee                                                      90,805
 Custodian                                                               18,026
 Printing                                                                13,567
 Audit                                                                    9,523
 Trustees'                                                                2,894
 Miscellaneous                                                           16,528
                                                                      -----------
  Total expenses                                                      1,045,712
                                                                      -----------
  Net investment income                                               5,164,646
                                                                      -----------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on securities                                      9,090,550
 Net realized loss on foreign currency transactions                      (2,054)
 Net unrealized appreciation on investments                          17,775,104
                                                                      -----------
Net gain on investments                                              26,863,600
                                                                      -----------
Net increase in net assets resulting from operations                $32,028,246
                                                                      ===========

                        See Notes to Financial Statements
                                      2-17

                              TOTAL RETURN SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                  Six Months
                                                                                     Ended           Year
                                                                                    6/30/95          Ended
                                                                                  (Unaudited)      12/31/94
                                                                                  -----------      --------
From Operations
 Net investment income                                                           $  5,164,646    $  7,505,444
 Net realized gains (losses)                                                        9,088,496      (3,768,797)
 Net unrealized appreciation (depreciation)                                        17,775,104      (7,374,304)
                                                                                    ---------      -----------
  Net increase (decrease) in net assets resulting from operations                  32,028,246      (3,637,657)
                                                                                    ---------      -----------
From Distributions to Shareholders
 Net investment income                                                             (5,049,297)     (7,923,603)
 Net realized gains                                                                  (600,030)     (9,607,065)
                                                                                    ---------      -----------
 Decrease in net assets from distributions to shareholders                         (5,649,327)    (17,530,668)
                                                                                    ---------      -----------
From Share Transactions
 Proceeds from sales of shares (2,603,521 and 6,357,542 shares, respectively)      34,611,837      84,155,117
 Net asset value of shares issued from reinvestment of distributions (415,583
  and 1,367,449 shares, repectively)                                                5,649,327      17,530,668
 Cost of shares repurchased (2,494,763 and 3,611,175 shares, respectively)        (33,177,921)    (47,445,390)
                                                                                    ---------      -----------
  Increase in net assets from share transactions                                    7,083,243      54,240,395
                                                                                    ---------      -----------
 Net increase in net assets                                                        33,462,162      33,072,070
Net Assets
 Beginning of period                                                              289,083,391     256,011,321
                                                                                    ---------      -----------
 End of period (including undistributed net investment income and distributions in excess of net investment income of $93,247 and ($22,102),
  respectively)                                                                  $322,545,553    $289,083,391
                                                                                    =========      ===========

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                            Six
                                           Months
                                           Ended
                                       June 30, 1995                        Year Ended December 31,
                                        (Unaudited)       1994       1993       1992       1991      1990
                                        --------------    -------    -------    -------    ------    ------
Net asset value, beginning of
  period                                   $12.68        $13.71     $12.86     $12.97     $11.07    $11.05
Income from investment operations
 Net investment income                       0.23          0.36(1)    0.23       0.37       0.42      0.58
 Net realized and unrealized gain
  (loss)                                     1.17         (0.56)      1.17       0.99       2.76      0.02
                                         ------------      -----      -----      -----      ----      ----
  Total from investment operations           1.40         (0.20)      1.40       1.36       3.18      0.60
                                         ------------      -----      -----      -----      ----      ----
Less distributions
 Dividends from net investment
  income                                    (0.22)        (0.37)     (0.23)     (0.37)     (0.42)    (0.58)
 Dividends from net realized gains          (0.03)        (0.46)     (0.32)     (1.10)     (0.86)     --
                                         ------------      -----      -----      -----      ----      ----
  Total distributions                       (0.25)        (0.83)     (0.55)     (1.47)     (1.28)    (0.58)
                                         ------------      -----      -----      -----      ----      ----
Change in net asset value                    1.15         (1.03)      0.85      (0.11)      1.90      0.02
                                         ------------      -----      -----      -----      ----      ----
Net asset value, end of period             $13.83        $12.68     $13.71     $12.86     $12.97    $11.07
                                         ============      =====      =====      =====      ====      ====
Total return                                11.05%(3)     -1.45%     11.02%     10.67%     29.44%     5.62%
Ratios/supplemental data:
Net assets, end of period
  (thousands)                            $322,546      $289,083   $256,011   $163,628    $98,415   $62,839
Ratio to average net assets of:
 Operating expenses                          0.69%(2)      0.74%      0.74%      0.50%      0.50%     0.50%
 Net investment income                       3.38%(2)      2.71%      1.82%      2.90%      3.48%     5.39%
Portfolio turnover rate                       159%(2)       220%       269%       326%       255%      302%

(1) Includes reimbursement of operating expenses by investment adviser of $0.001 per share.
(2) Annualized
(3) Not annualized
The components of income from investment operations are calculated based on the average number of shares outstanding.

                        See Notes to Financial Statements
                                      2-18

                              INTERNATIONAL SERIES

   The last six months have seen widely divergent performance from world equity markets and currencies. The Mexican peso crisis in December, high interest rates in non-core European markets and the sharp decline of the U.S. dollar in the first calendar quarter put tremendous pressure on equities. More recently, markets have rallied strongly on the back of the booming U.S. stock and bond markets. Interest rates on long bonds have fallen 80 to 100 basis points throughout most of Europe, helping to boost stocks. Asia and Latin America also rallied when fears of rising U.S. interest rates faded.

   While 1994 earnings growth in Europe was above expectations, economically-sensitive sectors are already anticipating slower economic growth ahead. Most of Asia had earnings consistent with expectations, except for Hong Kong, where weak real estate activity and retail demand have pulled the market down. Japan has been one of the biggest disappointments, with the sharp appreciation of the yen worrying both corporations and consumers alike. Companies that have moved production offshore or been exposed to strong U.S. and Asian demand reported better-than-expected profits. However, those companies with significant exposure to the domestic economy are still suffering. Over this reporting period, the best performers included Switzerland, the Netherlands, Belgium, Finland and Denmark. Japan and Latin America were among the worst-performing markets.

   For the six months ended June 30, 1995, Phoenix Edge International Fund produced a total return of 3.71%. As measured by the Morgan Stanley Capital International EAFE Index, the market gained 2.76% in the same period.* (All of these figures assume reinvestment of any distributions.)

   During this reporting period, the portfolio benefited from its exposure to Scandinavia, Switzerland, and Southeast Asia. Underweighting in Japan has also been a positive factor for the portfolio, as well as stronger performance from European assets late in the period. Finally, good stock selection overall has helped the portfolio produce its strong relative performance.

   The outlook for European economies is positive, with growth anticipated between 2.5% and 3% this year. There are few signs of inflationary pressures in Europe, and bond yields have fallen over the last few months. The main driver of economic growth has come from industrial companies where restructuring, strong exports and the start of recovery in Europe has led to a sharp pick up in activity and a rebound in corporate profits. While the consumer climate remains quite weak, we expect improvement later in 1995 and have added to our positions in consumer and domestic demand stocks. We continue to hold our positions in companies that should benefit from outsourcing, productivity enhancement and capital investments as Europe works to improve its global competitiveness.

   Strong growth in Asia continues, with the region expected to grow at a pace of 5% to 8% in 1995. Despite fears of a currency collapse similar to Mexico's, Asian governments responded quickly, raising interest rates to protect their currencies and slow overheating economies. We expect to further increase our overweight position in the region on any market weakness and look forward to renewed growth in 1996.

   Latin America remains difficult. If Mexico stabilizes and does not cause similar problems for the governments of Brazil and Argentina, there is every reason to remain sanguine about the long-term outlook. However, we expect slow economic growth and poor corporate profits in 1995 and will wait to add to positions until the situation improves.

   The Fund has increased holdings in Europe and the Pacific Basin, particularly in financial stocks that are expected to benefit from lower interest rates. We plan to increase exposure to the United Kingdom in hope that the upcoming election spurs the government to create a "feel good" environment for consumers. We also expect to maintain an underweighting in Japan until it becomes evident that a serious effort is being made to resolve fundamental problems in the financial system.

*The Morgan Stanley Capital International EAFE Index is an unmanaged, commonly used measure of foreign stock performance. This index is an aggregate of 15 individual country indexes in Europe, Australia and the Far East.

                        See Notes to Financial Statements
                                      2-19

                             INTERNATIONAL SERIES
                           SCHEDULE OF INVESTMENTS
                                June 30, 1995
                                 (Unaudited)

                                                           SHARES       VALUE
                                                          --------   -----------
COMMON STOCKS--90.7%
Argentina--0.6%
  Quilmes (Beverages)                                         42,000   $   819,000
                                                                         ---------
Australia--2.1%
  Australia & New Zealand Banking Group (Banks)              350,000     1,240,519
  News Corp. (Publishing, Broadcasting & Printing)           267,000     1,487,644
                                                                         ---------
                                                                         2,728,163
                                                                         ---------
Belgium--1.0%
  Kredietbank NV (Banks)                                       5,300     1,259,005
                                                                         ---------
Chile--1.1%
  Compania de Telefonos de Chile ADR
   (Utility--Telephone)                                       18,000     1,464,750
                                                                         ---------
Denmark--2.6%
  Danisco A/S (Food)                                          47,000     2,010,183
  Unidanmark (Banks)                                          27,300     1,339,474
                                                                         ---------
                                                                         3,349,657
                                                                         ---------
Finland--3.4%
  Benefon OY (Electronics)                                    50,700     1,920,140
  Nokia AB (Telecommunications Equipment)                     21,600     1,262,420
  Valmet (Machinery)                                          56,800     1,281,403
                                                                          --------
                                                                         4,463,963
                                                                          --------
France--7.8%
  Carrefour Supermarche (Retail--Food)                         2,100     1,076,534
  Castorama Dubois (Retail)                                    9,600     1,592,243
  Christian Dior SA (Retail)                                   6,600       581,644
  Legrand (Electrical Equipment)                               8,750     1,389,892
  LVMH (Beverages)                                             8,800     1,584,817
  Moulinex (Household Furnishing & Appliances) (b)            33,366       807,392
  Total Compagnie Francaise des Petroles (Oil)                28,000     1,686,643
  Valeo (Auto & Truck Parts)                                  29,500     1,435,596
                                                                          --------
                                                                        10,154,761
                                                                          --------
Germany--8.4%
  Buderus AG (Building & Materials)                            1,350       648,616
  Commerzbank AG (Banks)                                       8,200     1,959,801
  Fresenius AG (Medical Technology)                            2,390     1,611,061
  Gehe AG (Health Care--Drugs)                                 2,900     1,330,467
  Moebel Walther AG (Household Furnishing & Appliances)        3,080     1,557,691
  Standard Application Software AG--Vorzug (Computer
   Software & Services)                                        2,550     3,210,299
  Wella AG (Cosmetics & Soaps)                                   850       675,529
                                                                          --------
                                                                        10,993,464
                                                                          --------
Hong Kong--7.5%
  CDL Hotels International (Lodging & Restaurants)         2,500,000     1,219,709
  Consolidated Electric Power Asia (Utility-- Electric)      770,000     1,786,300
  Dao Heng Bank Group, Ltd. (Banks)                          200,000       610,016
  First Pacific Company Ltd. (Conglomerates)               2,250,000     1,991,922
  HSBC Holdings plc (Banks)                                  147,000     1,885,590
  Hutchison Whampoa (Conglomerates)                          295,000     1,425,913
  Sun Hung Kai Properties (Property Development)             130,000       961,874
                                                                          --------
                                                                         9,881,324
                                                                          --------
Indonesia--3.5%
  Astra International (Auto & Truck Parts)                   483,000       856,691
  Indonesia Satellite (Indosat) (Utility-- Telephone)        122,000       465,649
  Indonesia Satellite (Indosat) ADR (Utility--
   Telephone)                                                 22,800       872,100
  Matahari Putra Prima (Retail)                              294,000   $   468,657
  Matahari Putra Prima Rights (Retail)                       147,000       141,917
  Semen Gresik (Building & Materials)                        137,000       919,690
  Wicaksana Overseas (International Trade)                   320,000       898,069
                                                                          --------
                                                                         4,622,773
                                                                          --------
Italy--0.8%
  Telecom Italia (Utility--Telephone)                        363,000       983,448
                                                                          --------
Japan--8.3%
  Hoya (Machinery & Engineering)                              20,000       588,929
  Kyocera Corp. (Electronics)                                 12,000       986,574
  Mitsui Marine & Fire Insurance (Insurance)                 128,000       838,258
  Murata Manufacturing (Electronics)                          35,000     1,323,323
  Nippon Steel (Metals & Mining)                              73,000       237,315
  Nippon Telegraph & Telephone (Utility--Telephone)               90       752,651
  Omron Corp. (Electrical & Electronics)                      44,000       839,577
  Oriental Construction Co. (Construction)                    62,000     1,299,884
  Rohm Co. (Electronics)                                      25,000     1,289,754
  Sankyo Co. (Health Care--Diversified)                       31,800       737,881
  Shohkoh Fund & Co. (Financial Services)                      7,300     1,306,951
  SMC Corp. (Machinery)                                       11,000       630,978
                                                                          --------
                                                                        10,832,075
                                                                          --------
Korea--2.0%
  Korea Electric Power Corp. (Utility-- Electric)             34,210     1,281,324
  Samsung Electronics (Electronics)                           24,500     1,274,000
                                                                          --------
                                                                         2,555,324
                                                                          --------
Malaysia--0.4%
  Magnum Corporation (Entertainment, Leisure & Gaming)       140,000       327,331
  Technology Resources Industries (Utility-- Telephone)       70,000       200,993
                                                                          --------
                                                                           528,324
                                                                          --------
Netherlands--6.0%
  Ahrend Group NV (Office & Business Equipment)               14,100     1,859,690
  Getronics NV (Computer Software & Services)                 15,900       778,336
  IHC Caland NV (Oil Service & Equipment)                     57,500     1,631,732
  Polygram NV (Entertainment, Leisure & Gaming)                3,500       206,546
  Sphinx Kon CVA (Building & Materials)                       41,175     1,471,200
  VNU (Publishing, Broadcasting & Printing)                   16,300     1,950,113
                                                                          --------
                                                                         7,897,617
                                                                          --------
Norway--3.4%
  Nera AS (Telecommunications Equipment)                      20,000       567,721
  Petroleum Geo-Services (Oil Service & Equipment)            60,000     1,725,000
  Uni Storebrand (Insurance)                                 482,000     2,165,677
                                                                          --------
                                                                         4,458,398
                                                                          --------
Peru--1.2%
  CPT (Utility--Telephone)                                   893,945     1,525,366
                                                                          --------
Philippines--1.0%
  Metropolitan Bank & Trust Co. (Banks)                       60,000     1,303,837
                                                                          --------
Portugal--1.2%
  Portugal Telecom (Utility--Telephone)                       80,000     1,529,532
                                                                          --------
Singapore--1.8%
  City Developments Ltd. (Property Development)              100,000       611,807
  Development Bank of Singapore (Banks)                      131,000     1,490,447
  United Overseas Bank Ltd. (Banks)                           25,200       238,025
                                                                          --------
                                                                         2,340,279
                                                                          --------

                        See Notes to Financial Statements
                                      2-20


                                                             SHARES       VALUE

Spain--3.5%
  Banco Central Hispanoamericano, SA (Banks)                 57,000    $  1,207,408
  Centros Comerciales Continente SA (Retail)                 64,000       1,538,030
  Repsol SA (Oil)                                            58,000       1,824,924
                                                                       ------------
                                                                          4,570,362
                                                                       ------------
Sweden--4.6%
  Allgon AB (Telecommunications Equipment)                   54,000       1,282,960
  Astra AB (Health Care--Drugs)                              49,050       1,512,267
  Autoliv AB (Auto & Truck Parts)                            37,000       1,976,626
  SKF AB (Industrial Components)                             62,000       1,251,648
                                                                       ------------
                                                                          6,023,501
                                                                       ------------
Switzerland--5.5%
  Brown Boveri & Cie Bearer (Electrical Equipment)              520         538,009
  Brown Boveri B Reg. (Electrical Equipment)                  6,500       1,303,273
  Roche Holdings (Health Care--Diversified)                     300       1,932,124
  Sandoz AG (Health Care--Diversified)                        2,050       1,412,811
  Winterthur Insurance Co. (Insurance)                        3,400       2,042,184
                                                                       ------------
                                                                          7,228,401
                                                                       ------------
Thailand--1.7%
  Bangkok Bank Company Ltd. (Banks)                          57,000         628,074
  PTT Exploration & Production (Oil)                        104,000       1,120,681
  Industrial Finance Corporation of Thailand (Financial
   Services)                                                200,000         526,636
                                                                       ------------
                                                                          2,275,391
                                                                       ------------
United Kingdom--11.3%
  Allied Irish Banks plc (Banks)                             28,000       1,327,605
  British Sky Broadcasting Group plc (Publishing,
   Broadcasting, Printing & Cable)                          113,000         493,532
  BSR International (Electronics)                           893,000       1,392,426
  Carlton Communications (Publishing & Broadcasting)        117,000       1,774,081
  Glaxo Welcome plc (Health Care--Drugs)                    106,000       1,301,177
  Granada Group (Entertainment, Leisure & Gaming)           139,000       1,344,662
  Lonrho plc (Conglomerates)                                478,000       1,125,601
  Next plc (Retail)                                         266,000       1,445,330
  Siebe plc (Industrial & Electrical Machinery)              66,000         657,375
  Smithkline Beecham plc (Health Care-- Diversified)         38,000       1,719,500
  Takare (Hospital Management & Services)                   497,000       1,518,282
  TLG plc (Electrical Equipment)                            290,000         729,036
                                                                       ------------
                                                                         14,828,607
                                                                       ------------
TOTAL COMMON STOCKS
(Identified cost $108,741,845)                                          118,617,322
                                                                       ------------


                                              STANDARD      PAR
                                              & POOR'S     VALUE
                                               RATING      (000)        VALUE
                                               --------    ------   -------------
SHORT-TERM OBLIGATIONS--6.7%
Commercial Paper U.S.--6.7%
  Wal-Mart Stores, Inc. 5.97%, 7-3-95           A-1+      $4,430     $  4,428,531
  AT&T Capital Corp. 5.97%, 7-6-95              A-1        2,470        2,467,952
  McDonald's Corp. 5.93%, 7-11-95               A-1+       1,880        1,876,903
                                                                       ------------
                                                                        8,773,386
                                                                       ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $8,773,386)                                          8,773,386
                                                                       ------------
TOTAL INVESTMENTS--97.4%
  (Identified cost $117,515,231)                                      127,390,708(a)
  Cash and receivables, less liabilities--2.6%                          3,390,875
                                                                       ------------
  NET ASSETS--100.0%                                                 $130,781,583
                                                                       ===========

                           INDUSTRY DIVERSIFICATION
                As a Percentage of Total Value of Common Stock
                                 (Unaudited)

Auto & Truck Parts                                                 3.6%
Banks                                                             12.2
Beverages                                                          2.0
Building & Materials                                               2.6
Computer Software & Services                                       3.4
Conglomerates                                                      3.8
Construction                                                       1.1
Cosmetics & Soaps                                                  0.6
Electrical Equipment                                               3.3
Electronics                                                        7.6
Entertainment, Leisure & Gaming                                    1.6
Financial Services                                                 1.5
Food                                                               1.7
Health Care--Diversified                                           4.9
Health Care--Drugs                                                 3.5
Hospital Management & Services                                     1.3
Household Furnishing & Appliances                                  2.0
Industrial & Electrical Machinery                                  0.6
Industrial Components                                              1.1
Insurance                                                          4.2
International Trade                                                0.7
Lodging & Restaurants                                              1.0
Machinery                                                          1.6
Machinery & Engineering                                            0.5
Medical Technology                                                 1.4
Metals & Mining                                                    0.2
Office & Business Equipment                                        1.6
Oil and Oil Service & Equipment                                    6.7
Publishing, Broadcasting, Printing & Cable                         4.8
Property Development                                               1.3
Retail                                                             4.9
Retail--Food                                                       0.9
Telecommunications Equipment                                       2.6
Utility--Electric                                                  2.6
Utility--Telephone                                                 6.6
                                                                   ----
                                                                 100.0%
                                                                   ====

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $11,564,508 and gross depreciation of $1,715,817 for income tax purposes. At June 30, 1995 the aggregate cost of securities for federal income tax purposes was $117,542,017.
(b) Non-income producing.
  ADR--American Depository Receipt

                       See Notes to Financial Statements
                                      2-21

                              INTERNATIONAL SERIES

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1995
(Unaudited)

Assets
 Investment securities at market (Identified cost $117,515,231)        $127,390,708
 Foreign currency at market (Identified cost $975,947)                      984,970
 Receivable for investment securities sold                                5,156,297
 Investment income receivable                                               322,321
 Tax reclaim receivable                                                      51,077
                                                                         ------------
  Total Assets                                                          133,905,373
                                                                         ------------
Liabilities
 Custodian                                                                  161,817
 Payable for investment securities purchased                              2,267,930
 Investment advisory fee                                                     76,700
 Administration fee                                                           6,477
 Trustees' fee                                                                4,925
 Accrued expenses                                                           120,450
 Net unrealized depreciation on forward currency contracts                  485,491
                                                                         ------------
  Total Liabilities                                                       3,123,790
                                                                         ------------
Net Assets                                                             $130,781,583
                                                                         ============
Net Assets Consist of:
 Capital paid in on shares of beneficial interest                      $124,087,708
 Undistributed net investment income                                      1,433,927
 Accumulated net realized losses                                         (4,145,430)
 Net unrealized appreciation                                              9,405,378
                                                                         ------------
Net Assets                                                             $130,781,583
                                                                         ============
Shares of beneficial interest outstanding, $1 par value, unlimited
  authorization                                                          10,639,937
                                                                         ============
Net asset value and offering price per share                                 $12.29
                                                                         ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1995
(Unaudited)

Investment Income
 Dividends                                                              $ 1,307,543
 Interest                                                                   573,109
 Foreign taxes withheld                                                    (154,609)
                                                                         ------------
  Total investment income                                                 1,726,043
                                                                         ------------
Expenses
 Investment advisory fee                                                    478,586
 Administration fee                                                          38,287
 Custodian                                                                  112,512
 Printing                                                                    16,712
 Audit                                                                       13,571
 Trustees'                                                                    7,980
 Miscellaneous                                                               13,466
                                                                         ------------
  Total expenses                                                            681,114
                                                                         ------------
Net investment income                                                     1,044,929
                                                                         ------------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized loss on securities                                         (1,182,031)
 Net realized loss on foreign currency transactions                      (1,398,707)
 Net unrealized appreciation on investment securities                     6,054,799
 Net unrealized depreciation on foreign currency transactions               (91,786)
                                                                         ------------
Net gain on investments                                                   3,382,275
                                                                         ------------
Net increase in net assets resulting from operations                    $ 4,427,204
                                                                         ============

                       See Notes to Financial Statements
                                      2-22

                              INTERNATIONAL SERIES
STATEMENT OF CHANGES IN NET ASSETS

                                                                                    Six Months
                                                                                       Ended           Year
                                                                                      6/30/95         Ended
                                                                                    (Unaudited)      12/31/94
                                                                                    -----------   -------------
From Operations
 Net investment income                                                             $  1,044,929    $    691,783
 Net realized losses                                                                 (2,580,738)        (74,826)
 Net change in unrealized appreciation (depreciation)                                 5,963,013      (3,984,032)
                                                                                      ---------      -----------
  Net increase (decrease) in net assets resulting from operations                     4,427,204      (3,367,075)
                                                                                      ---------      -----------
From Distributions to Shareholders
 Net investment income                                                                       --        (257,332)
 Net realized gains                                                                          --      (3,156,656)
                                                                                      ---------      -----------
Decrease in net assets from distributions to shareholders                                    --      (3,413,988)
                                                                                      ---------      -----------
From Share Transactions
 Proceeds from sales of shares (2,397,058 and 9,181,135 shares, respectively)        27,847,088     115,954,555
 Net asset value of shares issued from reinvestment of distributions (0 and
  282,805 shares, respectively)                                                             --       3,413,988
 Cost of shares repurchased (3,116,702 and 3,121,639 shares, respectively)          (36,119,920)    (39,201,848)
                                                                                      ---------      -----------
 (Decrease) increase in net assets from share transactions                           (8,272,832)     80,166,695
                                                                                      ---------      -----------
Net (decrease) increase in net assets                                                (3,845,628)     73,385,632
Net Assets
 Beginning of period                                                                134,627,211      61,241,579
                                                                                      ---------      -----------
 End of period (including undistributed net investment income of $1,433,927 and
  $388,998, respectively)                                                         $130,781,583    $134,627,211
                                                                                      =========      ===========

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding through the indicated period)

                                                Six
                                              Months                                                    From
                                               Ended                                                 Inception
                                           June 30, 1995           Year Ended December 31,           5/1/90 to
                                            (Unaudited)      1994       1993      1992      1991      12/31/90
                                           -------------    -------    ------    ------    ------   ----------
Net asset value, beginning of period          $11.85        $12.21     $ 8.82   $ 10.17    $ 9.07      $10.00
Income from investment operations
 Net investment income                          0.10          0.08       0.07(2)   0.09      0.24(2)     0.07(2)
 Net realized and unrealized gain
  (loss)                                        0.34         (0.07)      3.32     (1.40)     1.53       (0.88)
                                            ------------      -----      ----      ----      ----      --------
  Total from investment operations              0.44          0.01       3.39     (1.31)     1.77       (0.81)
                                            ------------      -----      ----      ----      ----      --------
Less distributions
 Dividends from net investment income             --         (0.03)        --     (0.04)    (0.24)      (0.07)
 Dividends from net realized gains                --         (0.34)        --        --     (0.41)       --
 Distributions from paid in capital               --            --         --        --     (0.02)      (0.05)
                                            ------------      -----      ----      ----      ----      --------
  Total distributions                             --         (0.37)        --     (0.04)    (0.67)      (0.12)
                                            ------------      -----      ----      ----      ----      --------
Change in net asset value                       0.44         (0.36)      3.39     (1.35)     1.10       (0.93)
                                            ------------      -----      ----      ----      ----      --------
Net asset value, end of period                $12.29        $11.85     $12.21   $  8.82    $10.17      $ 9.07
                                            ============      =====      ====      ====      ====      ========
Total return                                    3.71%(3)      0.03%     38.44%   -12.89%    19.78%      -8.10%(3)
Ratio/supplemental data:
Net assets, end of period (thousands)       $130,782      $134,627    $61,242   $13,772    $6,119      $2,010
Ratio to average net assets of:
 Operating expenses                             1.06%(1)      1.10%      1.15%     1.50%     1.50%       1.50%(1)
 Net investment income                          1.62%(1)      0.64%      0.49%     1.13%     2.44%       1.82%(1)
Portfolio turnover rate                          268%(1)       172%       193%       74%      104%         48%(1)

(1) Annualized
(2) Includes reimbursement of operating expenses by investment adviser of $0.05, $0.02 and $0.07, respectively.
(3) Not annualized
The components of income from investment operations are calculated based on the average number of shares outstanding.

                      See Notes to Financial Statements
                                      2-23

                                BALANCED SERIES

  Moderating economic growth and relatively subdued inflation have provided a much improved investment environment for the financial markets over this six-month reporting period. For the six months ended June 30,1995, the Balanced Series provided a total return of 10.12%. The Fund's Balanced Benchmark returned 15.28% in the same period.* (All of these figures assume reinvestment of any distributions.)

   While our efforts to keep the Fund more fully invested have helped the portfolio over the first half of 1995, most of the underperformance came early in the period. On balance, the fixed-income holdings produced solid results. A shorter duration versus the benchmark held performance back somewhat; however, the portfolio benefited as we extended duration over the second calendar quarter. At present we expect to maintain a longer duration, in light of a slowing economy that has helped calm fears of inflation.

   In the equity segment, we increased exposure to the technology, financial services and capital goods sectors, with good results overall. Strong contributors to the portfolio included such names as cisco, Travelers Group, First Financial Management and Boeing. We also worked to reduce holdings in the weaker sectors--particularly consumer staples and consumer cyclicals-- that pulled performance down in the period. Finally, while the technology and financial services holdings posted strong results, underweightings in these areas moving into the period hurt the portfolio.

   In the coming months, we expect to keep the portfolio more fully invested. We believe the recent adjustments to the portfolio's sector weightings have positioned the Fund to benefit from some of the most promising growth trends in the marketplace.

*The Balanced Benchmark is calculated by Frank Russell Company based on the performance of the following indexes: 55% S&P 500, 35% Lehman Brothers Aggregate Bond Index and 10% U.S. Treasury bills.

                           SCHEDULE OF INVESTMENTS
                                June 30, 1995
                                 (Unaudited)

                                                STANDARD        PAR
                                                & POOR'S       VALUE
                                                 RATING        (000)           VALUE
                                                 --------    -----------   ------------
U.S. GOVERNMENT SECURITIES--38.4%
U.S. Treasury Bonds--17.8%
  U.S. Treasury Bonds 6.50%, '05                     AAA        $ 7,000       $ 7,148,120
  U.S. Treasury Bonds 7.50%, '05                     AAA          6,750         7,353,113
  U.S. Treasury Bonds 7.50%, '16                     AAA          9,000         9,804,960
  U.S. Treasury Bonds 7.50%, '24                     AAA          5,500         6,088,280
                                                                                ----------
                                                                                30,394,473
                                                                                ----------
U.S. Treasury Notes--17.7%
  U.S. Treasury Notes 4.625%, '95                    AAA          3,000         2,996,244
  U.S. Treasury Notes 7.25%, '96                     AAA         11,000        11,205,920
  U.S. Treasury Notes 4.75%, '98                     AAA          1,500         1,445,820
  U.S. Treasury Notes 4.75%, '98                     AAA          2,000         1,932,160
  U.S. Treasury Notes 6%, '99                        AAA          2,500         2,500,975
  U.S. Treasury Notes 6.875%, '00                    AAA          9,850        10,189,727
                                                                                ----------
                                                                               30,270,846
                                                                                ----------
Mortgage-Backed Securities--2.9%
  GNMA 6.50%, '23                                    AAA          1,960         1,885,893
  GNMA 9%, '23-'25                                   AAA          2,940         3,089,765
                                                                                ----------
                                                                                4,975,658
                                                                                ----------
TOTAL U.S. GOVERNMENT SECURITIES
(Identified cost $64,363,947)                                                  65,640,977
                                                                                ----------
CONVERTIBLE BONDS--2.3%
Computer Software & Services--1.2%
  First Financial Management Corp. Cv.
   5%, '99                                           A            1,500         2,032,500
                                                                                ----------
Electronics--0.7%
  Integrated Device Technology Cv. 5.50%, '02        B            1,125         1,178,438
                                                                                ----------
Lodging & Restaurants--0.4%
  Boston Chicken Cv. Notes 0%, '15                   B            3,350           720,250
                                                                                ----------
TOTAL CONVERTIBLE BONDS
(Identified cost $3,676,098)                                                    3,931,188
                                                                                ----------
CONVERTIBLE PREFERRED STOCKS--2.7%
Insurance--0.4%
  St. Paul Capital LLC Cv. Pfd. 6%, '25                          12,500       $    653,125
                                                                                ----------
Pollution Control--0.5%
  Browning-Ferris Industries, Inc. Cv. Pfd. 7.25%                20,000           730,000
                                                                                ----------
Professional Services--0.9%
  American Express Co. DECS First Data '96                       32,000         1,552,000
                                                                                ----------
Telecommunications Equipment--0.9%
  MFS Communications Cv. Pfd. DECS 8%, '98                       46,500         1,604,250
                                                                                ----------
TOTAL CONVERTIBLE PREFERRED STOCKS
(Identified cost $4,157,864)                                                    4,539,375
                                                                                ----------
COMMON STOCKS--47.7%
Aerospace & Defense--3.9%
  Boeing Company                                                 25,000         1,565,625
  Lockheed Martin Corp.                                          32,000         2,020,000
  Loral Corp.                                                    27,000         1,397,250
  Rockwell Internatiomal Corp.                                   38,000         1,738,500
                                                                                ----------
                                                                                6,721,375
                                                                                ----------
Bank--3.0%
  Chase Manhattan Corp.                                          35,000         1,645,000
  Golden West Financial Corp.                                    37,500         1,767,188
  Signet Banking Corp.                                           80,000         1,750,000
                                                                                ----------
                                                                                5,162,188
                                                                                ----------
Chemical--1.3%
  W. R. Grace & Co.                                              34,500         2,117,438
                                                                                ----------
Chemical--Specialty--1.0%
  Air Products & Chemicals, Inc.                                 30,000         1,672,500
                                                                                ----------
Computer Software & Services--3.1%
  Cadence Design Systems, Inc. (b)                               50,000         1,618,750
  Computer Sciences Corp. (b)                                    30,000         1,706,250
  Microsoft Corp. (b)                                            16,000         1,446,000
  Sybase, Inc. (b)                                               17,000           499,375
                                                                                ----------
                                                                                5,270,375
                                                                                ----------

                        See Notes to Financial Statements
                                      2-24

                                BALANCED SERIES

                                             SHARES       VALUE
                                             ------       -----
Conglomerates--3.3%
  Alco Standard Corp.                        23,000   $  1,837,125
  ITT Corp.                                  16,500      1,938,750
  Tyco International Ltd.                    33,000      1,782,000
                                                         ---------
                                                         5,557,875
                                                         ---------
Diversified Financial Services--3.6%
  Equifax, Inc.                              53,000      1,768,875
  Federal National Mortgage Assoc.           10,000        943,750
  Green Tree Financial Corp.                 35,000      1,553,125
  Travelers Group, Inc.                      43,000      1,881,250
                                                         ---------
                                                         6,147,000
                                                         ---------
Electronics--1.0%
  Applied Materials, Inc. (b)                20,000      1,732,500
                                                         ---------
Engineering & Construction--1.1%
  Fluor Corp.                                35,000      1,820,000
                                                         ---------
Entertainment, Leisure & Gaming--3.5%
  King World Productions, Inc. (b)           22,000        891,000
  Mattel, Inc.                               67,500      1,755,000
  Viacom, Inc. Class B (b)                   36,000      1,669,500
  Walt Disney Co.                            30,000      1,668,750
                                                         ---------
                                                         5,984,250
                                                         ---------
Health Care--Drugs--1.9%
  Amgen, Inc. (b)                            17,000      1,367,437
  Genzyme Corp.                              48,000      1,920,000
                                                         ---------
                                                         3,287,437
                                                         ---------
Insurance--2.2%
  Aetna Life & Casualty Co.                  30,000      1,886,250
  American International Group, Inc.         16,000      1,824,000
                                                         ---------
                                                         3,710,250
                                                         ---------
Medical Products & Supplies--1.0%
  Medtronic, Inc.                            22,000      1,696,750
                                                         ---------
Miscellaneous--1.1%
  CUC International, Inc. (b)                43,000      1,806,000
                                                         ---------
Natural Gas--1.1%
  Enron Corp.                                54,000      1,896,750
                                                         ---------
Office & Business Equipment--3.7%
  Compaq Computer Corp. (b)                  40,000      1,815,000
  Hewlett Packard Co.                        13,000        968,500
  Silicon Graphics, Inc. (b)                 45,000      1,794,375
  Sun Microsystems, Inc. (b)                 35,000      1,697,500
                                                         ---------
                                                         6,275,375
                                                         ---------
Oil--3.0%
  Atlantic Richfield Co.                     15,000      1,646,250
  Mobil Corp.                                20,000      1,920,000
  Union Texas Petroleum Holdings, Inc.       76,500      1,616,062
                                                         ---------
                                                         5,182,312
                                                         ---------
Oil Service & Equipment--1.7%
  BJ Services Co. (b)                        70,000      1,592,500
  J Ray McDermott SA                         61,000      1,349,625
                                                         ---------
                                                         2,942,125
                                                         ---------
Pollution Control--0.6%
  Browning-Ferris Industries, Inc.           30,000      1,083,750
                                                         ---------
Reits--0.8%
  Nationwide Health Properties, Inc.         35,000      1,365,000
                                                       ---------
Retail--1.7%
  Borders Group, Inc. (b)                    80,000      1,150,000
  Sears Roebuck & Co.                        30,000      1,796,250
                                                         ---------
                                                         2,946,250
                                                         ---------
Telecommunications Equipment--3.2%
  ADC Telecommunications, Inc. (b)           30,000      1,072,500
  cisco Systems, Inc. (b)                    30,000      1,516,875
  Qualcomm, Inc. (b)                         30,000      1,036,875
  Tele-Communications, Inc. Class A (b)      80,000      1,875,000
                                                         ---------
                                                         5,501,250
                                                         ---------
Tobacco--0.9%
  Philip Morris Companies, Inc.              20,000      1,487,500
                                                         ---------
TOTAL COMMON STOCKS
(Identified cost $73,610,252)                           81,366,250
                                                         ---------
FOREIGN COMMON STOCKS--0.8%
Oil Service & Equipment--0.8%
  Petroleum Geo-Services ADR (Norway) (b)    50,000      1,437,500
                                                         ---------
TOTAL FOREIGN COMMON STOCKS
(Identified cost $1,541,060)                             1,437,500
                                                         ---------
TOTAL LONG-TERM INVESTMENTS--91.9%
(Identified cost $147,349,221)                         156,915,290
                                                         ---------

                                                STANDARD     PAR
                                                & POOR'S    VALUE
                                                 RATING     (000)
                                               --------    ----   -------------
SHORT-TERM OBLIGATIONS--6.5%
Commercial Paper--6.5%
  Philip Morris Cos., Inc. 6.10%, 7-3-95          A-1      $  250         249,915
  McDonald's Corp. 5.93%, 7-11-95                 A-1+      4,480       4,472,620
  McDonald's Corp. 5.93%, 7-11-95                 A-1+      2,890       2,885,240
  Goldman, Sachs & Co. 5.95%, 7-12-95             A-1+      3,530       3,523,582
                                                                      -----------
                                                                       11,131,357
                                                                      -----------
TOTAL SHORT TERM OBLIGATIONS
(Identified cost $11,131,357)                                          11,131,357
                                                                      -----------
TOTAL INVESTMENTS--98.4%
(Identified cost $158,480,578)                                        168,046,647(a)
Cash and receivables, less liabilities--1.6%                            2,723,963
                                                                      -----------
NET ASSETS--100.0%                                                   $170,770,610
                                                                      ===========


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $10,710,539 and gross depreciation of $1,156,987 for income tax purposes. At June 30, 1995 the aggregate cost of securities for federal income tax purposes was $158,493,095.
(b) Non-income producing.
ADR-American Depository Receipt

                        See Notes to Financial Statements
                                      2-25

                                BALANCED SERIES

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1995
(Unaudited)

Assets
 Investment securities at value (Identified cost $158,480,578)     $168,046,647
 Receivable for investment securities sold                            2,936,373
 Investment income receivable                                           964,372
 Other receivable                                                        34,514
                                                                     -----------
  Total assets                                                      171,981,906
                                                                     -----------
Liabilities
 Custodian                                                               24,854
 Payable for investment securities purchased                            990,375
 Investment advisory fee                                                 83,537
 Trustees' fee                                                            6,970
 Administration fee                                                       1,917
 Accrued expenses                                                       103,643
                                                                     -----------
  Total liabilities                                                   1,211,296
                                                                     -----------
Net Assets                                                         $170,770,610
                                                                     ===========
Net Assets Consist of:
 Capital paid in on shares of beneficial interest                  $163,319,543
 Distributions in excess of net investment income                       (49,889)
 Accumulated net realized losses                                     (2,065,113)
 Net unrealized appreciation                                          9,566,069
                                                                     -----------
Net Assets                                                         $170,770,610
                                                                     ===========
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization                                            15,003,218
                                                                     ===========
Net asset value and offering price per share                             $11.38
                                                                     ===========

STATEMENT OF OPERATIONS
For the six months ended June 30, 1995
(Unaudited)


Investment Income
 Dividends                                                          $   739,161
 Interest                                                             2,695,627
                                                                     -----------
  Total investment income                                             3,434,788
                                                                     -----------
Expenses
 Investment advisory fee                                                451,472
 Administration fee                                                      42,751
 Printing                                                                18,118
 Custodian                                                               17,699
 Audit                                                                   12,801
 Trustees'                                                                4,096
 Miscellaneous                                                           13,103
                                                                     -----------
  Total expenses                                                        560,040
                                                                     -----------
  Net investment income                                               2,874,748
                                                                     -----------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on securities                                      4,418,996
 Net realized loss on foreign currency transactions                     (36,763)
 Net unrealized appreciation on investments                           8,788,760
                                                                     -----------
Net gain on investments                                              13,170,993
                                                                     -----------
Net increase in net assets resulting from operations                $16,045,741
                                                                     ===========

                        See Notes to Financial Statements
                                      2-26

                                BALANCED SERIES
STATEMENT OF CHANGES IN NET ASSETS

                                                                                    Six Months
                                                                                       Ended           Year
                                                                                      6/30/95         Ended
                                                                                    (Unaudited)      12/31/94
                                                                                    -----------   -------------
From Operations
 Net investment income                                                             $  2,874,748    $  5,692,109
 Net realized gains (losses)                                                          4,382,233      (6,373,826)
 Net unrealized appreciation (depreciation)                                           8,788,760      (4,002,731)
                                                                                      ---------      -----------
  Net increase (decrease) in net assets resulting from operations                    16,045,741      (4,684,448)
                                                                                      ---------      -----------
From Distributions to Shareholders
 Net investment income                                                               (3,132,824)     (5,536,378)
 Net realized gains                                                                     --           (1,538,238)
                                                                                      ---------      -----------
  Decrease in net assets from distributions to shareholders                          (3,132,824)     (7,074,616)
                                                                                      ---------      -----------
From Share Transactions
 Proceeds from sales of shares (1,366,364 and 5,359,333 shares, respectively)        15,032,325      59,085,232
 Net asset value of shares issued from reinvestment of distributions (281,090
  and 660,710 shares, respectively)                                                   3,132,824       7,074,616
 Cost of shares repurchased (1,949,783 and 4,699,191 shares, respectively)          (21,412,687)    (51,439,961)
                                                                                      ---------      -----------
  (Decrease) increase in net assets from share transactions                          (3,247,538)     14,719,887
                                                                                      ---------      -----------
 Net increase in net assets                                                           9,665,379       2,960,823
Net Assets
 Beginning of period                                                                161,105,231     158,144,408
                                                                                      ---------      -----------
 End of period (including distributions in excess of net investment income and
  undistributed net investment income of ($49,889) and $208,187, respectively)     $170,770,610    $161,105,231
                                                                                      =========      ===========

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                              Six                                      From
                                                             Months                                 Inception
                                                             Ended                                    5/1/92
                                                         June 30, 1995          Year Ended              to
                                                          (Unaudited)      12/31/94     12/31/93     12/31/92
                                                         -------------     ---------    ---------   ---------
Net asset value, beginning of period                         $10.53         $11.31       $10.77       $10.00
Income from investment operations
 Net investment income                                         0.19           0.38(2)      0.32(2)      0.19
 Net realized and unrealized gain (loss)                       0.87          (0.70)        0.60         0.77
                                                            -----------      -------      -------      -------
  Total from investment operations                             1.06          (0.32)        0.92         0.96
                                                            -----------      -------      -------      -------
Less distributions
 Dividends from net investment income                         (0.21)         (0.36)       (0.32)       (0.19)
 Dividends from net realized gains                               --          (0.10)       (0.06)          --
                                                            -----------      -------      -------      -------
  Total distributions                                         (0.21)         (0.46)       (0.38)       (0.19)
                                                            -----------      -------      -------      -------
Change in net asset value                                      0.85          (0.78)        0.54         0.77
                                                            -----------      -------      -------      -------
Net asset value, end of period                               $11.38         $10.53       $11.31       $10.77
                                                            ===========      =======      =======      =======

Total return                                                  10.12%(3)      -2.80%        8.57%        9.72%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)                      $170,771       $161,105     $158,144      $54,467
Ratio to average net assets of:
 Operating expenses                                            0.68%(1)       0.69%        0.70%        0.50%(1)
 Net investment income                                         3.47%(1)       3.44%        3.16%        3.59%(1)
Portfolio turnover rate                                         242%(1)        171%         161%         110%(1)

(1) Annualized
(2) Includes reimbursement of operating expenses by investment adviser of $0.001 and $0.001 per share, respectively.
(3) Not annualized
The components of income from operations are calculated based on the average number of shares outstanding at each quarter end.

                        See Notes to Financial Statements
                                      2-27

                              REAL ESTATE SERIES

  Phoenix Edge Real Estate Fund was launched on May 1, 1995. For the two months ended June 30, 1995, the portfolio posted a total return of 5.32%. The performance was solid compared to the NAREIT* Equity Index, which recorded a total return of 5.9% during this period. (All of these figures assume reinvestment of any distributions.)

   The portfolio benefited from strong performance by some of its key holdings. Bay Apartment Communities, Inc. (apartments), Weeks Corp. (industrial), Sun Communities, Inc. (manufactured housing) and Highwoods Properties (office) enjoyed growing market interest due to favorable growth forecasts. The portfolio is weighted heaviest in the apartment (29.5%) and retail (30.2%) sectors; however, we have begun to reduce exposure to retail in favor of opportunities in the office and industrial sectors. This is due to the underlying improvement in office and industrial market fundamentals as well as growing concern regarding turmoil in the broad retail industry.

   Performance in the REIT industry remains divergent by sector. For example, performance has been strong in the office and self-storage sectors, which recorded total returns of 11.7% and 12.8% year-to-date, respectively. Investors have pushed yields lower in these sectors because of excellent growth prospects. The retail sector has posted weaker returns year-to-date with a total return of 1.5%. This is due to moderating growth forecasts for retail sales and a fierce battle for the consumer dollar that is being waged between newer and more traditional retail formats.

   On the whole, the real estate industry is in a cyclical recovery since the crash of the late-1980s. New supply remains constrained in most markets while moderately increasing demand continues to fill vacant space. Landlords have shown an increasing ability to raise rental rates and property incomes are rising. With values stabilized, liquidity has returned to the real estate markets. The industry is watching diligently for signs of renewed construction but so far building is limited to isolated apartment markets in the south and mountain regions. As long as new supply is constrained, market fundamentals should continue to improve.

   This outlook is translating into strong consensus growth estimates for Funds From Operations (FFO) in the REIT sector. REIT FFOs are forecasted to grow 8.0% in 1995. Share prices in the last twelve months have not kept pace with income growth. Price multiples have declined and current dividend yields are well above the levels seen in 1993 and early 1994. Currently, the average dividend yield for Equity REITs is approximately 7.7%. Based on our analysis, REITs are trading at a discount to the estimated aggregate market values of their assets.

   We believe that improving fundamentals in the real estate industry will continue to translate into earnings growth for REITs. With already high income yields, share prices should rise with income growth. We continue to concentrate on those sectors which offer the best prospects for income growth. We will also continue to focus on companies with excellent track records and conservative financial structures.

* The National Association of Real Estate Investment Trusts (NAREIT) Equity Index is a commonly used, unmanaged indicator of REIT performance.


                           SCHEDULE OF INVESTMENTS
                                June 30, 1995
                                 (Unaudited)

                                                Shares      Value
                                                 -----   -----------
COMMON STOCKS--97.3%
COMMERCIAL--18.3%
Industrial--5.0%
  Security Capital Industrial Trust                5,300   $   86,125
  Weeks Corporation                                8,400      210,000
                                                            ---------
                                                              296,125
                                                            ---------
Office--7.6%
  Duke Realty Investments, Inc.                    4,200      118,650
  Highwoods Properties, Inc.                       8,500      216,750
  Spieker Properties, Inc.                         5,300      118,588
                                                            ---------
                                                              453,988
                                                            ---------
Storage--5.7%
  Shurgard Storage Centers, Inc.                   6,200      142,600
  Storage Trust Realty, Inc.                       1,400       28,350
  Storage USA, Inc.                                6,000      170,250
                                                            ---------
                                                              341,200
                                                            ---------
TOTAL COMMERCIAL                                            1,091,313
                                                            ---------
DIVERSIFIED--1.9%
  Colonial Properties Trust                        5,000      115,000
                                                            ---------
TOTAL DIVERSIFIED                                             115,000
                                                            ---------
HEALTH CARE--7.8%
  Health Care Properties Inv., Inc.                7,300      233,600
  Nationwide Health Properties, Inc.                6000      234,000
                                                            ---------
                                                              467,600
                                                            ---------
TOTAL HEALTH CARE                                             467,600
                                                            ---------
HOTEL--2.9%
  FelCor Suite Hotels, Inc.                        4,400      112,200
  Starwood Lodging Trust (b)                       2,500       58,750
                                                            ---------
                                                              170,950
                                                            ---------
TOTAL HOTEL                                                   170,950
                                                            ---------
RESIDENTIAL--36.2%
Apartment--29.5%
  Avalon Properties, Inc.                          5,600      111,300
  Bay Apartment Community, Inc.                    9,000      175,500
  Camden Property Trust                            4,900      107,187
  Equity Residential Properties Trust              7,000      195,125
  Evans Withycombe Residential                     8,700      177,262
  Merry Land & Investment Co.                      9,800      199,675
  Oasis Residential, Inc.                          7,600      165,300
  Post Properties, Inc.                            5,400      163,350
  Security Capital Pacific Trust                  10,000      173,750
  South West Property Trust                        9,800      112,700
  United Dominion Realty Trust                    12,200      179,950
                                                            ---------
                                                            1,761,099
                                                            ---------

                        See Notes to Financial Statements
                                      2-28


                               REAL ESTATE SERIES

                                                 Shares      Value
                                                -------    ---------
Manufactured Homes--6.7%
  Chateau Properties, Inc.                         6,300  $  131,512
  Manufactured Home Communities                    5,400      83,025
  Sun Communities, Inc.                            7,300     182,500
                                                             ---------
                                                             397,037
                                                             ---------
TOTAL RESIDENTIAL                                          2,158,136
                                                              ---------
RETAIL--30.2%
Community/Neighborhood--14.3%
  Developers Diversified Realty Corp.            7,000       201,250
  Federal Realty Investment Trust                6,700       144,888
  Kimco Realty Corp.                             2,700       102,600
  Regency Realty Corp.                           3,200        54,400
  Vornado Realty Trust                           4,900       170,887
  Weingarten Realty Investors                    3,100       117,025
  Western Investment Real Estate Trust           5,200        61,750
                                                            ---------
                                                             852,800
                                                            ---------
Factory Outlet--5.7%
  Chelsea G.C.A. Realty, Inc.                    8,400       226,800
  Horizon Outlet Center                          4,900       113,925
                                                            ---------
                                                             340,725
                                                            ---------
Regional Mall--10.2%
  DeBartolo Realty Corp.                         8,100       118,464
  J.P. Realty, Inc.                              8,300       170,150
  Simon Property Group, Inc.                     7,200       180,900
  Taubman Centers, Inc.                         14,800       140,600
                                                            ---------
                                                             610,114
                                                            ---------
TOTAL RETAIL                                               1,803,639
                                                            ---------
TOTAL COMMON STOCKS
(Identified cost $5,599,018)                               5,806,638
                                                            ---------

                                     STANDARD     PAR
                                     & POOR'S   VALUE
                                      RATING    (000)        VALUE
                                      --------    ----   -------------
SHORT-TERM OBLIGATIONS--2.0%
Commercial Paper--2.0%
  BellSouth Telecommunications,
   Inc. 6.10%, 7-10-95                  A-1+      $120   $   119,817
                                                           -----------
TOTAL SHORT-TERM OBLIGATIONS
(Identified cost $119,817)                                   119,817
                                                           -----------
TOTAL INVESTMENTS--99.3%
(Identified cost $5,718,835)                               5,926,455(a)
Cash and receivables, less liabilities--0.7%                  43,580
                                                           -----------
NET ASSETS--100.0%                                        $5,970,035
                                                           ===========


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $241,863 and gross depreciation of $34,626 for income tax purposes. At June 30, 1995 the aggregate cost of securities for federal income tax purposes was $5,719,218.
(b) Non-income producing.

                        See Notes to Financial Statements
                                      2-29

                               REAL ESTATE SERIES

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1995
(Unaudited)

Assets
 Investment securities at value (Identified cost $5,718,835)     $5,926,455
 Cash                                                                22,346
 Receivable for investment securities sold                           29,224
 Receivable from adviser                                                235
 Investment income receivable                                        57,931
                                                                   ---------
  Total assets                                                    6,036,191
                                                                   ---------
Liabilities
 Payable for investment securities purchased                         62,120
 Trustees' fee                                                        1,350
 Administration fee                                                     286
 Accrued expenses                                                     2,400
                                                                   ---------
  Total liabilities                                                  66,156
                                                                   ---------
Net Assets                                                       $5,970,035
                                                                   =========
Net Assets Consist of:
 Capital paid in on shares of beneficial interest                $5,755,107
 Undistributed net investment income                                  4,024
 Accumulated net realized gains                                       3,284
 Net unrealized appreciation                                        207,620
                                                                   ---------
Net Assets                                                       $5,970,035
                                                                   =========
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization                                           573,385
                                                                   =========
Net asset value and offering price per share                         $10.41
                                                                   =========

STATEMENT OF OPERATIONS
From Inception May 1, 1995 to June 30, 1995
(Unaudited)

Investment Income
 Dividends                                                         $ 72,109
 Interest                                                             8,900
                                                                     --------
  Total investment income                                            81,009
                                                                     --------
Expenses
 Investment advisory fee                                              6,910
 Administration fee                                                     553
 Custodian                                                            3,300
 Trustees'                                                            1,350
 Audit                                                                  450
 Printing                                                               200
 Miscellaneous                                                          260
                                                                     --------
  Total expenses                                                     13,023
                                                                     --------
  Less expenses borne by investment adviser                          (3,810)
                                                                     --------
  Net expenses                                                        9,213
                                                                     --------
  Net investment income                                              71,796
                                                                     --------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on securities                                      3,284
 Net unrealized appreciation on investments                         207,620
Net gain on investments                                             210,904
                                                                     --------
Net increase in net assets resulting from operations               $282,700
                                                                     ========

                        See Notes to Financial Statements
                                      2-30

                               REAL ESTATE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                 From Inception
                                                                   5/1/95 to
                                                                    6/30/95
                                                                  (Unaudited)
                                                                 --------------
From Operations
 Net investment income                                             $   71,796
 Net realized gains                                                     3,284
 Net unrealized appreciation                                          207,620
                                                                   ------------
  Net increase in net assets resulting from operations                282,700
                                                                   ------------
From Distributions to Shareholders
 Net investment income                                                (67,772)
                                                                   ------------
  Decrease in net assets from distributions to shareholders           (67,772)
                                                                   ------------
From Shares of Beneficial Interest Transactions
 Proceeds from sales of shares (597,521 shares)                     6,006,243
 Net asset value of shares issued in conjunction with
  reinvestment of distributions (6,612 shares)                         67,772
 Cost of shares repurchased (30,748 shares)                          (318,908)
                                                                   ------------
  Increase in net assets from share transactions                    5,755,107
                                                                   ------------
 Net increase in net assets                                         5,970,035
Net Assets
 Beginning of period                                                       --
                                                                   ------------
 End of period (including undistributed net investment income
  of $4,024)                                                       $5,970,035
                                                                   ============

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the indicated period)

                                                                 From Inception
                                                                   5/1/95 to
                                                                    6/30/95
                                                                   (Unaudited)
                                                                   -----------
Net asset value, beginning of period                                 $10.00
Income from investment operations
 Net investment income                                                 0.13(2)
 Net realized and unrealized gain                                      0.40
                                                                   ------------
  Total from investment operations                                     0.53
                                                                   ------------
Less distributions
 Dividends from net investment income                                 (0.12)
                                                                   ------------
  Total distributions                                                 (0.12)
                                                                   ------------
Change in net asset value                                              0.41
                                                                   ------------
Net asset value, end of period                                       $10.41
                                                                   ============
Total return                                                           5.32%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)                                $5,970
Ratio to average net assets of:
 Operating expenses                                                    1.00%(1)
 Net investment income                                                 7.79%(1)
Portfolio turnover rate                                                  16%(1)

(1) Annualized
(2) Includes reimbursement of operating expenses by investment adviser of $0.007 per share.
(3) Not annualized
The components of income from operations are calculated based on the average number of shares outstanding.

                        See Notes to Financial Statements
                                      2-31

                          THE PHOENIX EDGE SERIES FUND
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1995
                                   (Unaudited)

Note 1--Organization

  The Phoenix Edge Series Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of the Money Market, Growth, Bond, Total Return, International, Balanced and Real Estate Series. The Fund was established as part of the December 8, 1986 reorganization of the Phoenix Home Life Variable Accumulation Account (the Account) from a management investment company to a unit investment trust under the Investment Company Act of 1940. The Fund is organized with Series which are available only to the sub-accounts of the Phoenix Home Life Variable Accumulation Account and the Phoenix Home Life Variable Universal Life Account.

Note 2--Significant Accounting Policies

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

A. Security Valuation

  In determining the value of the investments of the Growth Series, Bond Series, Total Return Series, International Series, the Balanced Series and the Real Estate Series, the securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price, or if no sales are reported, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of broker quotations or valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Use of pricing services has been approved by the Trustees. Short-term securities having a remaining maturity of less than sixty days, are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

   The Money Market Series uses the amortized cost method of security valuation which, in the opinion of the Trustees, represents the fair value of the particular security. The Trustees monitor the deviations between the Series' net asset value per share as determined by using available market quotations and its amortized cost per share. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation. The Series attempts to maintain a constant net asset value of $10 per share. The assets of the Series will not be invested in any security with a maturity of greater than 397 days, and the weighted average maturity of its portfolio will not exceed 90 days.

B. Security Transactions and Related Income

  Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. The Fund does not amortize premiums except for the Money Market Series, but does amortize discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. Income Taxes

  Each of the Series is treated as a separate taxable entity. It is the policy of each Series to comply with the requirements of the Internal Revenue Code, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, each Portfolio intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. Distributions to Shareholders

  Distributions are recorded by each series on the ex-dividend date and all distributions are reinvested into the Fund. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

                                      2-32

E. Foreign Currency Translation

  Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Purchases and sales of foreign investments and income and expenses are translated into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. The gain or loss resulting from a change in exchange rates between the trade and settlement dates of a portfolio transaction or between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. Forward Currency Contracts

  Each Series may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates.

   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain (or loss). When the contract is closed, the Series records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed.

G. Futures Contracts

  A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into a futures contract the Fund is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margins and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

H. Trust Expenses:

  Expenses incurred by the Fund with respect to any two or more Series are allocated in proportion to the net assets of each Series, except where allocation of direct expense to each Series or an alternative allocation method can be more fairly made.

Note 3--Investment Advisory Fees and Related Party Transactions

As compensation for its services to the Fund, the Adviser, Phoenix Investment Counsel, Inc. ("PIC"), an indirect wholly-owned subsidiary of Phoenix Home Life Insurance Company ("PHL") is entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each separate Series.

                                                        Rate for excess
                    Rate for first    Rate for next        over $500
Series               $250 million      $250 million         million
 ----------------   --------------     -------------    ----------------
Money Market              .40%             .35%               .30%
Bond                      .50              .45                .40
Balanced                  .55              .50                .45
Total Return              .60              .55                .50
Growth                    .70              .65                .60
International             .75              .70                .65

  The investment adviser for the Real Estate Series is Phoenix Realty Securities, Inc. ("PRS"). PRS is an indirect wholly-owned subisidary of PHL. For its services, PRS is entitled to a fee at an annual rate of 0.75% of the average daily net assets for the first $1 billion.

  Pursuant to a Sub-Advisory Agreement with the Fund, PRS delegates certain investment decisions and research functions to ABKB/LaSalle Securities Limited Partnership ("ABKB") for which ABKB is paid a fee by PRS equal to 0.45% of the average daily net assets of the Real Estate Securities Portfolio for the first $1 billion.

  Each Series (except the International and Real Estate Securities Series) pays a portion or all of its other operating expenses (not including management fee, interest, taxes, brokerage fees and commissions), up to .15% of its average net assets.

                                      2-33

  The International and Real Estate Series pay other operating expenses up to .40% and .25%, respectively, of its average net assets. Expenses above these limits are paid by the Adviser.

  As Financial Agent to the Fund and to each Series, PHL receives a fee at an annual rate of 0.06% of the average daily net assets for bookkeeping, administrative and pricing services.

Note 4--Purchases and Sales of Securities

  Purchases and sales of securities during the period ended June 30, 1995 (excluding U.S. Government securities, short-term securities, options written and forward currency contracts) aggregated the following:

                                             Purchases        Sales
                                             ----------   ------------
  Bond Series                              $ 48,830,632   $ 48,476,771
  Growth Series                             668,689,990    524,028,376
  Total Return Series                       186,491,842    135,408,096
  International Series                      143,033,988    139,108,711
  Balanced Series                           118,844,229    112,819,252
  Real Estate Series                          5,731,116        135,281

  There were no purchases or sales of such securities in the Money Market
Series.

  Purchases and sales of long-term U.S. Government securities during the period ended June 30, 1995 aggregated the following:

                                            Purchases        Sales
                                            ----------   ------------
  Bond Series                              $31,337,265    $20,019,365
  Total Return Series                       14,589,492     20,055,281
  Balanced Series                           75,264,841     57,703,543

  There were no purchases or sales of long-term U.S. Government securities in the Money Market, Growth, International, or Real Estate Series.

Note 5--Forward Currency Contracts

  At June 30, 1995, the International Series had entered into various forward currency contracts which contractually obligate the Series to deliver currencies at specified dates. Open contracts were as follows:

                                                                     Net
                          In                                     Unrealized
      Contracts        Exchange      Settlement                 Appreciation
      to Deliver          For            Date        Value     (Depreciation)
      ----------    ---------------    --------    ---------   -------------
AUD    1,500,000   USD    1,089,000     8/1/95    $1,060,431      $  28,569
FRF   33,500,000   USD    6,473,180     9/1/95     6,884,994       (411,814)
YEN  566,000,000   USD    6,606,747     9/1/95     6,723,288       (116,541)
SEK   13,700,000   USD    1,877,715     7/3/95     1,881,109         (3,394)
SEK   35,300,000   USD    4,822,734     8/1/95     4,838,065        (15,331)
USD    1,863,819   SEK   13,700,000     7/3/95     1,881,109         17,290
USD    1,793,405   SEK   13,200,000     8/1/95     1,809,135         15,730
                                                               -------------
                                                                  $(485,491)
                                                               =============

AUD = Australian Dollar
FRF = French Franc
SEK = Swedish Krona
USD = U.S. Dollar
YEN = Japanese Yen

                                2-34

Note 6--Capital Loss Carryforwards

  As of the most recent tax year end, the following Series of the Fund have available for federal income tax purposes unused capital losses that may be used to offset capital gains generated in subsequent years:

                      Expiring in
                         2002
                     -------------
Bond                  $1,602,485
Balanced               3,251,289

  In addition, under current tax law, capital losses realized after October 31, 1994 may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 1994, the following Series of the Fund have elected to defer losses occurring between November 1, 1994 and December 31, 1994:

                       Capital
                        losses
                       deferred
                     ------------
International         $4,037,301
Balanced               3,047,431

                                      2-35

THE PHOENIX EDGE SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

Board of Trustees
C. Duane Blinn
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Leroy Keith, Jr.
Philip R. McLoughlin
James M. Oates
Philip R. Reynolds
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

Officers
Philip R. McLoughlin, President
Patricia A. Bannan, Vice President
Curtiss O. Barrows, Vice President
Mary E. Canning, Vice President
James M. Dolan, Vice President
Jeanne H. Dorey, Vice President
Jeanne T. Hanley, Vice President
Michael E. Haylon, Vice President
Christopher J. Kelleher, Vice President
John J. McDonald, Vice President
Robert J. Milnamow, Vice President
William R. Moyer, Vice President
Scott C. Noble, Vice President
Amy L. Robinson, Vice President
Barbara Rubin, Vice President
Leonard J. Saltiel, Vice President
Dorothy J. Skaret, Vice President
James D. Wehr, Vice President
John T. Wilson, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

Investment Adviser
Phoenix Investment Counsel, Inc.
One American Row
Hartford, Connecticut 06115

Investment Adviser (Real Estate)
Phoenix Realty Securities, Inc.
One American Row
Hartford, CT 06115-2520

Custodian
The Chase Manhattan Bank, N.A.
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081

International Series Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Real Estate Series Custodian
State Street Bank and Trust
P.O. Box 351
Boston, Massachusetts 02101

Transfer Agent
Phoenix Equity Planning Corporation
P.O. Box 2200
100 Bright Meadow Boulevard
Enfield, Connecticut 06083-2200

Legal Counsel
Jorden Burt & Berenson
Suite 400 East
1025 Thomas Jefferson Street N.W.
Washington, D.C. 20007-0805

This report is not authorized for distribution to prospective investors in The Phoenix Edge Series Fund unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge and other pertinent information.